TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-1

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Teachers Insurance and Annuity Association of America and the Contract Owners of TIAA Separate Account VA-5

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA Separate Account VA-5 indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA Separate Account VA-5 as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Nuveen Life Balanced(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

Nuveen Life Core Bond(1)	MFS Utilities Series – Initial Class(1)

Nuveen Life Core Equity(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio–I Class(1)

Nuveen Life Growth Equity(1)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio–I Class(1)

Nuveen Life International Equity(1)	Nomura VIP International Core Equity Series—Standard Class(3)

Nuveen Life Large Cap Responsible Equity(1)	Nomura VIP Small Cap Value Series—Standard Class(1)

Nuveen Life Large Cap Value(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

Nuveen Life Money Market(1)	PIMCO VIT Commodity Real Return Strategy Portfolio- Institutional Class(1)

Nuveen Life Real Estate Securities Select(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

Nuveen Life Small Cap Equity(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

Nuveen Life Stock Index(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

Calamos Growth and Income Portfolio(1)	PSF Natural Resources Portfolio—Class II(2)

ClearBridge Variable Growth Portfolio—Class I(1)	PSF PGIM Jennison Blend Portfolio—Class II(1)

ClearBridge Variable Small Cap Growth Portfolio—Class I(1)	PSF PGIM Jennison Value Portfolio—Class II(1)

Columbia Variable Portfolio—Acorn(1)	PVC Equity Income Account—Class 1(1)

Columbia Variable Portfolio—Acorn International(1)	PVC MidCap Account—Class 1(1)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

Dimensional VA Equity Allocation Portfolio(1)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

Dimensional VA Global Bond Portfolio(1)	T. Rowe Price Health Sciences Portfolio I(1)

Dimensional VA Global Moderate Allocation Portfolio(1)	T. Rowe Price Limited-Term Bond Portfolio(1)

Dimensional VA International Small Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)

Dimensional VA International Value Portfolio(1)	Vanguard VIF Balanced Portfolio(1)

Dimensional VA Short-Term Fixed Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

Dimensional VA US Large Value Portfolio(1)	Vanguard VIF Conservative Allocation Portfolio(1)

Dimensional VA US Targeted Value Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF Global Bond Index Portfolio(1)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF High Yield Bond Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF International Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Janus Henderson Mid Cap Value Portfolio-Institutional Shares(1)	Vanguard VIF Moderate Allocation Portfolio(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	Vanguard VIF Real Estate Index Portfolio(1)

John Hancock Disciplined Value Emerging Markets Equity Trust(1)	Vanguard VIF Small Company Growth Portfolio(1)

LVIP Fidelity Institutional AM Total Bond—Standard Class(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

Matson Money Fixed Income VI Portfolio(1)	Vanguard VIF Total International Stock Market Index Portfolio(1)

Matson Money International Equity VI Portfolio(1)	Vanguard VIF Total Stock Market Index Portfolio(1)

Matson Money U.S. Equity VI Portfolio(1)	VY CBRE Global Real Estate Portfolio—Class I(1)

MFS Global Equity Series—Initial Class(1)	Western Asset Variable Global High Yield Bond Portfolio Class I(1)

MFS Growth Series—Initial Class(1)

(1)

Statement of assets and liabilities as of December 31, 2025, statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and December 31, 2024.

(2)

Statement of assets and liabilities as of April 11, 2025, statement of operations for the period January 1, 2025 through April 11, 2025 and statement of changes in net assets for the period January 1, 2025 through April 11, 2025 and for the year ended December 31, 2024.

(3)

Statement of assets and liabilities as of December 31, 2025, statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the year ended December 31, 2025 and for the period April 26, 2024 (commencement of operations) through December 31, 2024.

B-2	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

Basis for Opinions

These financial statements are the responsibility of the Teachers Insurance and Annuity Association of America management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA Separate Account VA-5 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA Separate Account VA-5 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 28, 2026

We have served as the auditor of one or more of the sub-accounts of TIAA Separate Account VA-5 since 2005.

B-3	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formally, TIAA-CREF Life Separate Account VA-1)

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Nuveen Life Balanced Sub-Account	Nuveen Life Core Bond Sub-Account	Nuveen Life Core Equity Sub-Account	Nuveen Life Growth Equity Sub-Account	Nuveen Life International Equity Sub-Account

ASSETS

Investments, at value	$65,268,469	$166,456,710	$194,069,131	$165,724,636	$156,594,693

Total assets	$65,268,469	$166,456,710	$194,069,131	$165,724,636	$156,594,693

NET ASSETS

Accumulation fund	$65,268,469	$166,456,710	$168,092,839	$149,249,624	$150,003,646

Annuity fund	—	—	25,976,292	16,475,012	6,591,047

Net assets	$65,268,469	$166,456,710	$194,069,131	$165,724,636	$156,594,693

Investments, at cost	$62,758,406	$170,299,698	$167,050,127	$116,895,662	$117,474,948

Shares held in corresponding Funds	4,870,781	17,917,837	8,745,792	6,433,410	12,846,160

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$180.66	$128.53	$55.02

Lifetime Variable Select Annuity	—	45.56	180.58	128.62	55.02

Intelligent Variable Annuity

Band 1	51.33	46.39	183.89	130.92	56.00

Band 2	52.25	47.67	188.94	134.52	57.53

Band 3	52.88	48.53	192.38	136.97	58.58

Band 4	53.83	49.87	197.67	140.73	60.19

Band 5	50.73	45.56	180.60	128.58	54.99

Band 6	51.64	46.81	185.55	132.11	56.50

Band 7	52.25	47.67	188.94	134.52	57.53

Band 8	53.19	48.98	194.13	138.21	59.12

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	Nuveen Life Balanced Sub-Account	Nuveen Life Core Bond Sub-Account	Nuveen Life Core Equity Sub-Account	Nuveen Life Growth Equity Sub-Account	Nuveen Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,724,000	$6,722,155	$1,657,905	$123,527	$2,602,337

Expenses

Administrative expenses	62,170	182,542	316,574	259,409	184,900

Mortality and expense risk charges	35,389	202,482	549,268	456,039	307,757

Guaranteed minimum death benefits	30,344	51,971	20,389	17,494	32,741

Total expenses	127,903	436,995	886,231	732,942	525,398

Net investment income (loss)	1,596,097	6,285,160	771,674	(609,415)	2,076,939

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,230,006	(2,771,888)	4,213,418	8,379,155	5,704,367

Capital gain distributions	2,426,879	—	23,306,703	3,877,473	—

Net realized gain (loss)	4,656,885	(2,771,888)	27,520,121	12,256,628	5,704,367

Net change in unrealized appreciation (depreciation) on investments	1,098,971	7,068,493	(5,144,552)	10,204,736	30,287,459

Net realized and unrealized gain (loss) on investments	5,755,856	4,296,605	22,375,569	22,461,364	35,991,826

Net increase (decrease) in net assets from operations	$7,351,953	$10,581,765	$23,147,243	$21,851,949	$38,068,765

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-4

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Nuveen Life Large Cap Responsible Equity Sub-Account	Nuveen Life Large Cap Value Sub-Account	Nuveen Life Money Market Sub-Account	Nuveen Life Real Estate Securities Select Sub-Account	Nuveen Life Small Cap Equity Sub-Account

ASSETS

Investments, at value	$98,963,199	$78,895,900	$114,540,214	$53,755,351	$65,156,084

Total assets	$98,963,199	$78,895,900	$114,540,214	$53,755,351	$65,156,084

NET ASSETS

Accumulation fund	$89,999,670	$67,590,204	$114,540,214	$47,299,602	$58,440,079

Annuity fund	8,963,529	11,305,696	—	6,455,749	6,716,005

Net assets	$98,963,199	$78,895,900	$114,540,214	$53,755,351	$65,156,084

Investments, at cost	$85,180,514	$67,019,258	$114,540,214	$56,211,386	$56,407,164

Shares held in corresponding Funds	4,652,713	3,762,322	114,540,214	4,002,632	4,123,803

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$158.42	$181.71	$—	$152.03	$229.17

Lifetime Variable Select Annuity	159.02	181.75	12.95	152.14	229.30

Intelligent Variable Annuity

Band 1	161.23	184.97	13.20	154.79	233.30

Band 2	165.66	190.06	13.56	159.04	239.71

Band 3	168.68	193.52	13.81	161.94	244.08

Band 4	173.31	198.84	14.19	166.39	250.78

Band 5	158.35	181.66	12.96	152.02	229.12

Band 6	162.70	186.65	13.32	156.19	235.41

Band 7	165.66	190.06	13.56	159.04	239.71

Band 8	170.21	195.28	13.94	163.41	246.29

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	Nuveen Life Large Cap Responsible Equity Sub-Account	Nuveen Life Large Cap Value Sub-Account	Nuveen Life Money Market Sub-Account	Nuveen Life Real Estate Securities Select Sub-Account	Nuveen Life Small Cap Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,104,290	$1,076,271	$4,791,679	$1,566,971	$614,332

Expenses

Administrative expenses	152,180	120,157	124,108	96,849	99,841

Mortality and expense risk charges	250,180	193,641	166,988	169,297	172,192

Guaranteed minimum death benefits	11,631	10,489	42,630	4,256	5,946

Total expenses	413,991	324,287	333,726	270,402	277,979

Net investment income (loss)	690,299	751,984	4,457,953	1,296,569	336,353

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,786,082	1,828,672	—	(789,102)	1,018,480

Capital gain distributions	10,915,336	5,124,053	—	1,410,672	7,339,885

Net realized gain (loss)	13,701,418	6,952,725	—	621,570	8,358,365

Net change in unrealized appreciation (depreciation) on investments	(56,750)	3,735,053	—	(1,144,129)	333,887

Net realized and unrealized gain (loss) on investments	13,644,668	10,687,778	—	(522,559)	8,692,252

Net increase (decrease) in net assets from operations	$14,334,967	$11,439,762	$4,457,953	$774,010	$9,028,605

B-5	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Nuveen Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Growth Portfolio-Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account	Columbia Variable Portfolio—Acorn Sub-Account

ASSETS

Investments, at value	$722,273,337	$5,672,741	$30,519,559	$5,681,720	$7,379,937

Total assets	$722,273,337	$5,672,741	$30,519,559	$5,681,720	$7,379,937

NET ASSETS

Accumulation fund	$652,423,206	$5,672,741	$30,519,559	$5,681,720	$7,379,937

Annuity fund	69,850,131	—	—	—	—

Net assets	$722,273,337	$5,672,741	$30,519,559	$5,681,720	$7,379,937

Investments, at cost	$464,436,036	$4,094,925	$33,918,490	$5,579,017	$6,281,133

Shares held in corresponding Funds	13,839,305	229,202	2,172,211	201,479	464,147

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$209.21	$—	$—	$—	$—

Lifetime Variable Select Annuity	209.11	—	—	—	—

Intelligent Variable Annuity

Band 1	212.96	—	65.68	67.30	129.83

Band 2	218.80	—	67.48	69.15	133.40

Band 3	222.79	—	68.71	70.41	135.83

Band 4	228.91	65.84	70.60	72.34	139.56

Band 5	209.14	—	64.50	66.10	127.51

Band 6	214.89	—	66.27	67.91	131.01

Band 7	218.80	—	67.48	69.15	133.40

Band 8	224.81	64.66	69.34	71.05	137.06

	Nuveen Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Growth Portfolio-Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account	Columbia Variable Portfolio—Acorn Sub-Account

INVESTMENT INCOME

Dividends	$8,595,123	$16,279	$—	$—	$—

Expenses

Administrative expenses	1,024,344	5,373	30,305	5,250	6,980

Mortality and expense risk charges	1,783,792	—	50,508	3,586	6,894

Guaranteed minimum death benefits	120,539	1,640	14,630	1,852	2,505

Total expenses	2,928,675	7,013	95,443	10,688	16,379

Net investment income (loss)	5,666,448	9,266	(95,443)	(10,688)	(16,379)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	52,383,538	161,172	(3,082,899)	143,328	416,384

Capital gain distributions	29,617,641	441,023	4,659,108	382,044	—

Net realized gain (loss)	82,001,179	602,195	1,576,209	525,372	416,384

Net change in unrealized appreciation (depreciation) on investments	17,307,611	258,412	2,328,193	(39,142)	(74,542)

Net realized and unrealized gain (loss) on investments	99,308,790	860,607	3,904,402	486,230	341,842

Net increase (decrease) in net assets from operations	$104,975,238	$869,873	$3,808,959	$475,542	$325,463

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-6

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Columbia Variable Portfolio—Acorn International Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account	Dimensional VA Equity Allocation Portfolio Sub-Account	Dimensional VA Global Bond Portfolio Sub-Account	Dimensional VA Global Moderate Allocation Portfolio Sub-Account

ASSETS

Investments, at value	$11,547,732	$599,614	$17,913,738	$53,893,804	$53,965,051

Total assets	$11,547,732	$599,614	$17,913,738	$53,893,804	$53,965,051

NET ASSETS

Accumulation fund	$11,547,732	$599,614	$17,913,738	$53,893,804	$53,965,051

Net assets	$11,547,732	$599,614	$17,913,738	$53,893,804	$53,965,051

Investments, at cost	$11,438,501	$564,304	$15,127,986	$55,191,702	$46,254,688

Shares held in corresponding Funds	564,958	30,131	971,461	5,527,570	2,978,204

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	75.89	25.51	59.70	29.91	55.93

Band 2	77.97	25.98	60.47	30.53	56.96

Band 3	79.39	26.30	60.98	30.95	57.65

Band 4	81.57	26.78	61.76	31.59	58.72

Band 5	—	25.20	59.20	29.50	55.25

Band 6	76.57	—	59.96	30.11	56.27

Band 7	77.97	25.98	60.47	30.53	56.96

Band 8	80.11	26.46	61.24	31.16	58.01

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)  ∎  For the period or year ended December 31, 2025

	Columbia Variable Portfolio—Acorn International Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account	Dimensional VA Equity Allocation Portfolio Sub-Account	Dimensional VA Global Bond Portfolio Sub-Account	Dimensional VA Global Moderate Allocation Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$146,054	$21,211	$341,621	$2,186,118	$1,318,477

Expenses

Administrative expenses	11,626	552	16,233	54,275	49,596

Mortality and expense risk charges	986	1,116	20,390	80,013	73,801

Guaranteed minimum death benefits	4,178	128	2,424	12,849	22,034

Total expenses	16,790	1,796	39,047	147,137	145,431

Net investment income (loss)	129,264	19,415	302,574	2,038,981	1,173,046

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(475,258)	(98,632)	1,020,373	(749,806)	1,881,933

Capital gain distributions	56,533	—	207,705	—	492,244

Net realized gain (loss)	(418,725)	(98,632)	1,228,078	(749,806)	2,374,177

Net change in unrealized appreciation (depreciation) on investments	1,644,962	156,271	1,452,915	875,412	3,092,283

Net realized and unrealized gain (loss) on investments	1,226,237	57,639	2,680,993	125,606	5,466,460

Net increase (decrease) in net assets from operations	$1,355,501	$77,054	$2,983,567	$2,164,587	$6,639,506

B-7	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Dimensional VA International Small Portfolio Sub-Account	Dimensional VA International Value Portfolio Sub-Account	Dimensional VA Short-Term Fixed Portfolio Sub-Account	Dimensional VA US Large Value Portfolio Sub-Account	Dimensional VA US Targeted Value Portfolio Sub-Account

ASSETS

Investments, at value	$53,943,617	$121,191,799	$77,125,591	$75,084,954	$50,606,082

Total assets	$53,943,617	$121,191,799	$77,125,591	$75,084,954	$50,606,082

NET ASSETS

Accumulation fund	$53,943,617	$121,191,799	$77,125,591	$75,084,954	$50,606,082

Net assets	$53,943,617	$121,191,799	$77,125,591	$75,084,954	$50,606,082

Investments, at cost	$45,166,252	$93,551,046	$77,873,908	$71,924,041	$50,564,071

Shares held in corresponding Funds	3,649,771	6,540,302	7,658,946	2,150,815	2,271,368

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	71.48	72.08	28.69	102.59	102.32

Band 2	72.97	73.57	29.28	104.72	104.44

Band 3	73.97	74.59	29.69	106.16	105.88

Band 4	75.50	76.13	30.30	108.35	108.07

Band 5	70.51	71.10	28.30	101.20	100.93

Band 6	71.98	72.58	28.89	103.29	103.03

Band 7	72.97	73.57	29.28	104.72	104.44

Band 8	74.48	75.10	29.89	106.88	106.61

	Dimensional VA International Small Portfolio Sub-Account	Dimensional VA International Value Portfolio Sub-Account	Dimensional VA Short-Term Fixed Portfolio Sub-Account	Dimensional VA US Large Value Portfolio Sub-Account	Dimensional VA US Targeted Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,657,404	$4,700,328	$3,201,436	$1,350,429	$873,465

Expenses

Administrative expenses	50,131	108,498	77,335	72,139	47,185

Mortality and expense risk charges	81,142	172,637	119,434	111,395	67,343

Guaranteed minimum death benefits	17,481	38,106	27,614	22,929	14,831

Total expenses	148,754	319,241	224,383	206,463	129,359

Net investment income (loss)	1,508,650	4,381,087	2,977,053	1,143,966	744,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,097,260	8,702,090	167,669	1,647,871	9,711

Capital gain distributions	2,005,298	3,421,466	—	4,218,002	3,951,680

Net realized gain (loss)	4,102,558	12,123,556	167,669	5,865,873	3,961,391

Net change in unrealized appreciation (depreciation) on investments	9,903,408	23,806,091	(90,075)	3,484,940	(651,333)

Net realized and unrealized gain (loss) on investments	14,005,966	35,929,647	77,594	9,350,813	3,310,058

Net increase (decrease) in net assets from operations	$15,514,616	$40,310,734	$3,054,647	$10,494,779	$4,054,164

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-8

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Franklin Income VIP Fund-Class 1 Sub-Account	Franklin Mutual Shares VIP Fund-Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund-Class 1 Sub-Account	Janus Henderson Forty Portfolio-Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio-Institutional Shares Sub-Account

ASSETS

Investments, at value	$8,513,175	$2,128,483	$14,025,464	$18,624,084	$9,237,819

Total assets	$8,513,175	$2,128,483	$14,025,464	$18,624,084	$9,237,819

NET ASSETS

Accumulation fund	$8,513,175	$2,128,483	$14,025,464	$18,624,084	$9,237,819

Net assets	$8,513,175	$2,128,483	$14,025,464	$18,624,084	$9,237,819

Investments, at cost	$8,254,831	$2,089,709	$12,877,149	$15,650,979	$8,936,537

Shares held in corresponding Funds	531,409	128,222	752,036	313,431	519,855

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	46.84	52.54	92.21	274.78	56.85

Band 2	48.12	53.98	94.75	282.32	58.41

Band 3	49.00	54.97	96.47	287.47	59.48

Band 4	50.35	56.48	99.12	295.37	61.11

Band 5	—	—	90.56	269.86	—

Band 6	47.26	53.02	93.05	277.27	57.37

Band 7	—	—	94.75	282.32	58.41

Band 8	49.44	55.47	97.35	290.08	60.02

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	Franklin Income VIP Fund-Class 1 Sub-Account	Franklin Mutual Shares VIP Fund-Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund-Class 1 Sub-Account	Janus Henderson Forty Portfolio-Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio-Institutional Shares Sub-Account

INVESTMENT INCOME

Dividends	$412,538	$45,873	$—	$12,211	$73,914

Expenses

Administrative expenses	8,197	2,028	14,081	17,609	9,078

Mortality and expense risk charges	2,657	501	11,361	8,656	2,155

Guaranteed minimum death benefits	2,661	1,160	5,417	7,328	2,580

Total expenses	13,515	3,689	30,859	33,593	13,813

Net investment income (loss)	399,023	42,184	(30,859)	(21,382)	60,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	35,083	(10,062)	436,749	974,371	155,536

Capital gain distributions	82,559	199,092	624,270	2,015,077	854,646

Net realized gain (loss)	117,642	189,030	1,061,019	2,989,448	1,010,182

Net change in unrealized appreciation (depreciation) on investments	461,441	(5,921)	(659,319)	(200,546)	(518,599)

Net realized and unrealized gain (loss) on investments	579,083	183,109	401,700	2,788,902	491,583

Net increase (decrease) in net assets from operations	$978,106	$225,293	$370,841	$2,767,520	$551,684

B-9	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Janus Henderson Overseas Portfolio-Institutional Shares Sub-Account	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account	LVIP Fidelity Institutional AM® Total Bond—Standard Class Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

ASSETS

Investments, at value	$2,126,187	$50,810,618	$60,552,613	$23,753,246	$20,520,754

Total assets	$2,126,187	$50,810,618	$60,552,613	$23,753,246	$20,520,754

NET ASSETS

Accumulation fund	$2,126,187	$50,810,618	$60,552,613	$23,753,246	$20,520,754

Net assets	$2,126,187	$50,810,618	$60,552,613	$23,753,246	$20,520,754

Investments, at cost	$1,322,913	$41,267,337	$62,690,358	$23,776,603	$17,257,346

Shares held in corresponding Funds	38,090	4,147,806	6,803,664	988,483	622,218

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	—	44.22	18.44	27.24	49.16

Band 2	—	44.96	18.94	27.73	50.04

Band 3	—	45.46	19.29	28.06	50.64

Band 4	119.04	46.22	19.82	28.57	51.54

Band 5	—	43.73	18.11	26.92	48.58

Band 6	—	44.46	18.60	27.41	49.45

Band 7	—	44.96	18.94	27.73	50.04

Band 8	116.91	45.71	19.46	28.23	50.94

	Janus Henderson Overseas Portfolio-Institutional Shares Sub-Account	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account	LVIP Fidelity Institutional AM® Total Bond—Standard Class Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$27,664	$594,692	$2,547,452	$792,465	$683,978

Expenses

Administrative expenses	1,927	46,993	61,299	23,622	19,380

Mortality and expense risk charges	—	82,957	42,176	34,887	28,347

Guaranteed minimum death benefits	280	20,016	23,821	7,132	5,172

Total expenses	2,207	149,966	127,296	65,641	52,899

Net investment income (loss)	25,457	444,726	2,420,156	726,824	631,079

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	46,164	3,619,958	(1,465,422)	232,025	1,755,023

Capital gain distributions	—	—	—	—	1,024,487

Net realized gain (loss)	46,164	3,619,958	(1,465,422)	232,025	2,779,510

Net change in unrealized appreciation (depreciation) on investments	415,262	8,821,037	2,931,536	75,608	3,170,630

Net realized and unrealized gain (loss) on investments	461,426	12,440,995	1,466,114	307,633	5,950,140

Net increase (decrease) in net assets from operations	$486,883	$12,885,721	$3,886,270	$1,034,457	$6,581,219

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-10

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series-Initial Class Sub-Account	MFS Growth Series-Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series-Initial Class Sub-Account

ASSETS

Investments, at value	$26,084,057	$4,221,226	$1,398,015	$6,941,593	$3,585,170

Total assets	$26,084,057	$4,221,226	$1,398,015	$6,941,593	$3,585,170

NET ASSETS

Accumulation fund	$26,084,057	$4,221,226	$1,398,015	$6,941,593	$3,585,170

Net assets	$26,084,057	$4,221,226	$1,398,015	$6,941,593	$3,585,170

Investments, at cost	$25,626,449	$4,530,954	$1,252,233	$6,776,229	$3,308,053

Shares held in corresponding Funds	790,426	215,149	20,604	307,831	95,022

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	64.96	50.34	—	69.33	103.74

Band 2	66.13	51.72	—	71.23	106.59

Band 3	66.92	52.67	—	72.53	108.53

Band 4	68.12	54.11	195.14	74.52	111.51

Band 5	64.20	49.44	—	68.09	101.88

Band 6	65.35	50.80	—	69.96	104.68

Band 7	66.13	51.72	—	71.23	106.59

Band 8	67.32	53.15	191.64	73.19	109.51

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series-Initial Class Sub-Account	MFS Growth Series-Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series-Initial Class Sub-Account

INVESTMENT INCOME

Dividends	$300,679	$39,143	$—	$19,886	$98,628

Expenses

Administrative expenses	24,937	4,193	1,310	7,749	3,509

Mortality and expense risk charges	35,212	3,377	1	3,908	1,667

Guaranteed minimum death benefits	6,591	782	394	3,195	1,708

Total expenses	66,740	8,352	1,705	14,852	6,884

Net investment income (loss)	233,939	30,791	(1,705)	5,034	91,744

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	425,298	60,946	3,340	551,509	39,158

Capital gain distributions	1,553,471	712,282	237,903	1,048,231	45,106

Net realized gain (loss)	1,978,769	773,228	241,243	1,599,740	84,264

Net change in unrealized appreciation (depreciation) on investments	649,419	(261,725)	(88,588)	(646,119)	302,923

Net realized and unrealized gain (loss) on investments	2,628,188	511,503	152,655	953,621	387,187

Net increase (decrease) in net assets from operations	$2,862,127	$542,294	$150,950	$958,655	$478,931

B-11	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio- I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio- I Class Sub-Account	Nomura VIP International Core Equity Series—Standard Class Sub-Account	Nomura VIP Small Cap Value Series-Standard Class Sub-Account	PIMCO VIT All Asset Portfolio-Institutional Class Sub-Account

ASSETS

Investments, at value	$48,832,343	$2,745,553	$47,021,465	$33,413,146	$4,116,473

Total assets	$48,832,343	$2,745,553	$47,021,465	$33,413,146	$4,116,473

NET ASSETS

Accumulation fund	$48,832,343	$2,745,553	$47,021,465	$33,413,146	$4,116,473

Net assets	$48,832,343	$2,745,553	$47,021,465	$33,413,146	$4,116,473

Investments, at cost	$46,961,097	$2,174,769	$41,925,591	$31,253,911	$3,965,540

Shares held in corresponding Funds	2,975,767	64,208	2,430,050	833,661	421,770

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	48.41	82.14	22.04	114.44	27.41

Band 2	49.74	84.40	22.65	117.58	28.17

Band 3	50.65	—	23.06	119.72	28.68

Band 4	52.04	88.30	23.69	123.01	29.47

Band 5	47.55	—	21.65	112.39	—

Band 6	48.85	—	22.24	115.47	27.66

Band 7	49.74	84.40	22.65	117.58	—

Band 8	51.11	86.72	23.27	120.81	28.94

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio- I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio- I Class Sub-Account	Nomura VIP International Core Equity Series—Standard Class Sub-Account	Nomura VIP Small Cap Value Series-Standard Class Sub-Account	PIMCO VIT All Asset Portfolio-Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$212,658	$—	$609,170	$404,142	$198,180

Expenses

Administrative expenses	45,470	2,627	46,015	31,702	4,225

Mortality and expense risk charges	51,686	361	41,345	25,342	1,371

Guaranteed minimum death benefits	19,668	590	19,124	12,071	1,307

Total expenses	116,824	3,578	106,484	69,115	6,903

Net investment income (loss)	95,834	(3,578)	502,686	335,027	191,277

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(113,271)	222,161	1,104,895	286,131	(278,316)

Capital gain distributions	4,990,151	154,687	2,241,075	1,968,255	—

Net realized gain (loss)	4,876,880	376,848	3,345,970	2,254,386	(278,316)

Net change in unrealized appreciation (depreciation) on investments	129,794	(39,899)	5,981,317	(84,759)	648,766

Net realized and unrealized gain (loss) on investments	5,006,674	336,949	9,327,287	2,169,627	370,450

Net increase (decrease) in net assets from operations	$5,102,508	$333,371	$9,829,973	$2,504,654	$561,727

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-12

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio- Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)- Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio- Institutional Class Sub-Account	PSF Natural Resources Portfolio-Class II Sub-Account ‡

ASSETS

Investments, at value	$2,271,257	$46,774,852	$6,790,255	$103,294,170	$—

Total assets	$2,271,257	$46,774,852	$6,790,255	$103,294,170	$—

NET ASSETS

Accumulation fund	$2,271,257	$46,774,852	$6,790,255	$103,294,170	$—

Net assets	$2,271,257	$46,774,852	$6,790,255	$103,294,170	$—

Investments, at cost	$2,151,127	$43,323,194	$6,731,989	$103,303,035	$—

Shares held in corresponding Funds	362,821	4,095,871	681,753	8,600,680	—

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	27.43	38.38	20.54	21.42	—

Band 2	27.94	39.09	21.11	22.01	—

Band 3	28.28	39.57	21.49	22.41	—

Band 4	28.80	40.30	22.08	23.03	—

Band 5	27.10	37.92	20.18	21.04	—

Band 6	27.60	38.62	20.73	21.62	—

Band 7	27.94	39.09	21.11	22.01	—

Band 8	28.45	39.81	21.69	22.62	—

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio- Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)- Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio- Institutional Class Sub-Account	PSF Natural Resources Portfolio-Class II Sub-Account ‡

INVESTMENT INCOME

Dividends	$70,787	$3,123,500	$298,027	$3,559,988	$—

Expenses

Administrative expenses	2,475	44,295	6,379	102,582	797

Mortality and expense risk charges	3,244	66,715	4,315	127,905	621

Guaranteed minimum death benefits	1,015	18,732	1,170	40,997	191

Total expenses	6,734	129,742	11,864	271,484	1,609

Net investment income (loss)	64,053	2,993,758	286,163	3,288,504	(1,609)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(83,236)	(1,070,919)	(112,231)	(2,681,199)	170,000

Capital gain distributions	—	—	—	—	—

Net realized gain (loss)	(83,236)	(1,070,919)	(112,231)	(2,681,199)	170,000

Net change in unrealized appreciation (depreciation) on investments	423,219	4,225,671	581,473	7,000,080	(343,758)

Net realized and unrealized gain (loss) on investments	339,983	3,154,752	469,242	4,318,881	(173,758)

Net increase (decrease) in net assets from operations	$404,036	$6,148,510	$755,405	$7,607,385	$(175,367)

‡	PSF Natural Resources Portfolio merged into the PSF PGIM Jennison Blend Portfolio Fund Sub-Account on April 11, 2025.

B-13	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account	PSF PGIM Jennison Value Portfolio-Class II Sub-Account	PVC Equity Income Account- Class 1 Sub-Account	PVC MidCap Account- Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio- Investment Class Sub-Account

ASSETS

Investments, at value	$31,813,830	$10,623,131	$111,650,775	$8,124,856	$738,882

Total assets	$31,813,830	$10,623,131	$111,650,775	$8,124,856	$738,882

NET ASSETS

Accumulation fund	$31,813,830	$10,623,131	$111,650,775	$8,124,856	$738,882

Net assets	$31,813,830	$10,623,131	$111,650,775	$8,124,856	$738,882

Investments, at cost	$23,157,781	$5,581,522	$101,560,644	$8,038,316	$715,826

Shares held in corresponding Funds	227,485	155,468	3,515,453	130,940	77,695

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	87.51	91.62	79.46	—	40.46

Band 2	89.91	94.14	81.65	—	41.57

Band 3	91.55	95.85	83.13	—	—

Band 4	94.07	98.49	85.42	109.39	43.49

Band 5	85.94	—	78.04	—	—

Band 6	88.30	—	80.18	—	—

Band 7	89.91	94.14	81.65	—	41.57

Band 8	92.38	96.72	83.89	107.44	42.71

	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account	PSF PGIM Jennison Value Portfolio-Class II Sub-Account	PVC Equity Income Account- Class 1 Sub-Account	PVC MidCap Account- Class 1 Sub-Account	Royce Capital Fund Micro-Cap Portfolio- Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$1,898,212	$25,293	$—

Expenses

Administrative expenses	29,771	10,054	105,475	8,752	646

Mortality and expense risk charges	2,945	3,007	95,367	147	84

Guaranteed minimum death benefits	9,502	3,459	42,122	2,638	221

Total expenses	42,218	16,520	242,964	11,537	951

Net investment income (loss)	(42,218)	(16,520)	1,655,248	13,756	(951)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,459,021	641,593	2,963,191	381,938	4,958

Capital gain distributions	—	—	10,025,938	1,014,252	110,166

Net realized gain (loss)	1,459,021	641,593	12,989,129	1,396,190	115,124

Net change in unrealized appreciation (depreciation) on investments	3,855,490	875,252	449,107	(1,223,214)	(24,258)

Net realized and unrealized gain (loss) on investments	5,314,511	1,516,845	13,438,236	172,976	90,866

Net increase (decrease) in net assets from operations	$5,272,293	$1,500,325	$15,093,484	$186,732	$89,915

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-14

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Royce Capital Fund Small-Cap Portfolio- Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund-Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account

ASSETS

Investments, at value	$9,134,472	$6,375,287	$57,601,116	$42,125,077	$6,478,656

Total assets	$9,134,472	$6,375,287	$57,601,116	$42,125,077	$6,478,656

NET ASSETS

Accumulation fund	$9,134,472	$6,375,287	$57,601,116	$42,125,077	$6,478,656

Net assets	$9,134,472	$6,375,287	$57,601,116	$42,125,077	$6,478,656

Investments, at cost	$8,908,572	$6,109,469	$56,708,888	$30,607,084	$6,022,366

Shares held in corresponding Funds	969,689	109,035	12,126,551	3,452,875	254,965

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	32.28	63.53	30.18	27.71	45.72

Band 2	33.16	64.59	30.81	28.47	46.11

Band 3	33.77	65.31	31.24	28.99	46.37

Band 4	34.70	66.40	31.89	29.79	46.77

Band 5	31.70	62.83	29.76	27.22	45.46

Band 6	32.57	63.88	30.39	27.96	45.85

Band 7	33.16	64.59	30.81	28.47	46.11

Band 8	34.08	65.67	31.54	29.26	46.51

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	Royce Capital Fund Small-Cap Portfolio- Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund-Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$161,706	$—	$2,415,482	$271,393	$106,607

Expenses

Administrative expenses	8,704	5,934	56,300	35,773	5,485

Mortality and expense risk charges	2,196	7,051	66,124	38,726	9,728

Guaranteed minimum death benefits	2,589	3,287	27,521	12,336	1,632

Total expenses	13,489	16,272	149,945	86,835	16,845

Net investment income (loss)	148,217	(16,272)	2,265,537	184,558	89,762

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	194,012	(274,617)	(308,074)	2,322,327	240,098

Capital gain distributions	621,403	214,476	—	594,413	456,631

Net realized gain (loss)	815,415	(60,141)	(308,074)	2,916,740	696,729

Net change in unrealized appreciation (depreciation) on investments	(200,166)	1,061,418	1,016,338	10,567,877	28,604

Net realized and unrealized gain (loss) on investments	615,249	1,001,277	708,264	13,484,617	725,333

Net increase (decrease) in net assets from operations	$763,466	$985,005	$2,973,801	$13,669,175	$815,095

B-15	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

ASSETS

Investments, at value	$32,247,619	$6,280,224	$297,418,381	$5,308,643	$64,898,357

Total assets	$32,247,619	$6,280,224	$297,418,381	$5,308,643	$64,898,357

NET ASSETS

Accumulation fund	$32,247,619	$6,280,224	$297,418,381	$5,308,643	$64,898,357

Net assets	$32,247,619	$6,280,224	$297,418,381	$5,308,643	$64,898,357

Investments, at cost	$25,960,921	$6,050,053	$230,049,698	$5,180,035	$61,894,742

Shares held in corresponding Funds	521,637	237,348	3,628,824	281,925	8,595,809

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	98.74	34.71	96.80	24.40	40.98

Band 2	100.39	35.01	98.42	24.61	41.67

Band 3	101.50	35.21	99.51	24.75	42.13

Band 4	103.20	35.51	101.17	24.96	42.84

Band 5	97.65	—	95.74	24.27	40.53

Band 6	99.28	34.81	97.34	24.47	41.21

Band 7	100.39	35.01	98.42	24.61	41.67

Band 8	102.06	35.31	100.06	24.82	42.36

	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$317,528	$93,245	$2,695,790	$119,196	$3,940,244

Expenses

Administrative expenses	26,156	4,295	257,877	4,365	61,623

Mortality and expense risk charges	21,164	8,300	214,577	5,018	106,585

Guaranteed minimum death benefits	3,621	1,230	46,996	393	23,342

Total expenses	50,941	13,825	519,450	9,776	191,550

Net investment income (loss)	266,587	79,420	2,176,340	109,420	3,748,694

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,015,233	53,610	8,880,934	20,450	(683,159)

Capital gain distributions	1,364,347	109,231	5,194,303	7,266	—

Net realized gain (loss)	3,379,580	162,841	14,075,237	27,716	(683,159)

Net change in unrealized appreciation (depreciation) on investments	2,595,726	252,162	26,558,665	91,120	2,145,717

Net realized and unrealized gain (loss) on investments	5,975,306	415,003	40,633,902	118,836	1,462,558

Net increase (decrease) in net assets from operations	$6,241,893	$494,423	$42,810,242	$228,256	$5,211,252

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-16

Statements of Assets and Liabilities TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ December 31, 2025

	Vanguard VIF International Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

ASSETS

Investments, at value	$4,376,637	$106,356,880	$8,833,138	$30,174,803	$20,461,249

Total assets	$4,376,637	$106,356,880	$8,833,138	$30,174,803	$20,461,249

NET ASSETS

Accumulation fund	$4,376,637	$106,356,880	$8,833,138	$30,174,803	$20,461,249

Net assets	$4,376,637	$106,356,880	$8,833,138	$30,174,803	$20,461,249

Investments, at cost	$3,951,765	$90,966,271	$8,027,068	$29,434,458	$18,546,861

Shares held in corresponding Funds	153,083	3,803,894	265,419	2,608,021	1,072,955

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	43.47	67.18	41.08	40.35	60.17

Band 2	43.84	68.30	41.43	41.03	61.17

Band 3	44.09	69.06	41.67	41.48	61.85

Band 4	44.46	70.21	42.02	42.18	62.89

Band 5	43.22	66.44	40.85	39.91	59.50

Band 6	43.59	67.55	41.20	40.58	60.50

Band 7	43.84	68.30	41.43	41.03	61.17

Band 8	44.21	69.44	41.79	41.71	62.19

Statements of Operations

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended December 31, 2025

	Vanguard VIF International Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$39,584	$1,281,430	$143,784	$825,637	$90,667

Expenses

Administrative expenses	4,635	102,564	6,438	29,995	19,740

Mortality and expense risk charges	6,227	174,115	13,136	50,155	28,818

Guaranteed minimum death benefits	1,660	39,263	2,610	10,253	6,799

Total expenses	12,522	315,942	22,184	90,403	55,357

Net investment income (loss)	27,062	965,488	121,600	735,234	35,310

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	293,515	1,146,955	173,183	(1,240,382)	52,097

Capital gain distributions	266,788	5,105,053	241,545	528,659	1,288,907

Net realized gain (loss)	560,303	6,252,008	414,728	(711,723)	1,341,004

Net change in unrealized appreciation (depreciation) on investments	217,123	3,695,562	389,008	799,065	(3,299)

Net realized and unrealized gain (loss) on investments	777,426	9,947,570	803,736	87,342	1,337,705

Net increase (decrease) in net assets from operations	$804,488	$10,913,058	$925,336	$822,576	$1,373,015

B-17	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY CBRE Global Real Estate Portfolio-Class I Sub-Account	Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account

ASSETS

Investments, at value	$334,536,617	$31,976,975	$58,388,247	$7,885,511	$12,842,105

Total assets	$334,536,617	$31,976,975	$58,388,247	$7,885,511	$12,842,105

NET ASSETS

Accumulation fund	$334,536,617	$31,976,975	$58,388,247	$7,885,511	$12,842,105

Net assets	$334,536,617	$31,976,975	$58,388,247	$7,885,511	$12,842,105

Investments, at cost	$328,843,288	$26,771,539	$51,831,176	$7,578,658	$12,682,159

Shares held in corresponding Funds	30,975,613	1,190,505	958,284	761,150	2,071,307

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$—	$—	$—

Lifetime Variable Select Annuity	—	—	—	—	—

Intelligent Variable Annuity

Band 1	28.60	49.36	62.13	52.95	22.17

Band 2	29.08	49.78	62.66	54.21	22.78

Band 3	29.41	50.06	63.02	55.07	23.19

Band 4	29.90	50.49	63.56	56.38	23.83

Band 5	28.29	49.08	61.78	52.13	—

Band 6	28.76	49.50	62.31	53.37	22.37

Band 7	29.08	49.78	62.66	54.21	22.78

Band 8	29.57	50.20	63.20	55.50	23.40

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY CBRE Global Real Estate Portfolio-Class I Sub-Account	Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account

INVESTMENT INCOME

Dividends	$10,471,965	$623,913	$400,053	$236,781	$853,300

Expenses

Administrative expenses	311,618	24,212	38,848	8,091	12,713

Mortality and expense risk charges	546,505	33,178	57,750	1,102	2,026

Guaranteed minimum death benefits	112,578	5,799	7,985	2,958	5,016

Total expenses	970,701	63,189	104,583	12,151	19,755

Net investment income (loss)	9,501,264	560,724	295,470	224,630	833,545

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(9,136,583)	975,573	2,266,023	(66,355)	(102,050)

Capital gain distributions	—	380,344	1,867,543	—	—

Net realized gain (loss)	(9,136,583)	1,355,917	4,133,566	(66,355)	(102,050)

Net change in unrealized appreciation (depreciation) on investments	19,421,865	4,544,502	1,325,583	388,515	455,007

Net realized and unrealized gain (loss) on investments	10,285,282	5,900,419	5,459,149	322,160	352,957

Net increase (decrease) in net assets from operations	$19,786,546	$6,461,143	$5,754,619	$546,790	$1,186,502

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-18

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Nuveen Life Balanced Sub-Account		Nuveen Life Core Bond Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$1,596,097	$1,081,567	$6,285,160	$5,623,531

Net realized gain (loss)	4,656,885	2,015,346	(2,771,888)	(4,939,935)

Net change in unrealized appreciation (depreciation) on investments	1,098,971	2,990,847	7,068,493	3,096,045

Net increase (decrease) in net assets from operations	7,351,953	6,087,760	10,581,765	3,779,641

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	856,145	434,834	4,229,045	5,967,652

Net contractowner transfers	(834,377)	(2,714,861)	2,138,033	3,403,628

Withdrawals and death benefits (b)	(2,144,513)	(7,754,608)	(11,209,257)	(11,131,883)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,122,745)	(10,034,635)	(4,842,179)	(1,760,603)

Net increase (decrease) in net assets	5,229,208	(3,946,875)	5,739,586	2,019,038

NET ASSETS

Beginning of period	60,039,261	63,986,136	160,717,124	158,698,086

End of period	$65,268,469	$60,039,261	$166,456,710	$160,717,124

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,276,216	1,512,705	3,555,299	3,605,100

Units purchased	17,081	9,580	92,128	137,618

Units sold/transferred	(68,786)	(246,069)	(209,268)	(187,419)

End of period	1,224,511	1,276,216	3,438,159	3,555,299

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-19	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Nuveen Life Core Equity Sub-Account		Nuveen Life Growth Equity Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$771,674	$590,825	$(609,415)	$(328,811)

Net realized gain (loss)	27,520,121	12,278,513	12,256,628	6,615,421

Net change in unrealized appreciation (depreciation) on investments	(5,144,552)	31,026,921	10,204,736	28,814,610

Net increase (decrease) in net assets from operations	23,147,243	43,896,259	21,851,949	35,101,220

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	562,166	992,676	2,622,484	2,220,182

Net contractowner transfers	(3,767,762)	2,063,677	(1,422,008)	787,514

Annuity payments	(4,086,121)	(4,195,260)	(2,401,283)	(2,138,882)

Withdrawals and death benefits (b)	(11,615,555)	(12,538,116)	(11,814,239)	(8,635,971)

Net increase (decrease) in net assets resulting from contractowner transactions	(18,907,272)	(13,677,023)	(13,015,046)	(7,767,157)

Net increase (decrease) in net assets	4,239,971	30,219,236	8,836,903	27,334,063

NET ASSETS

Beginning of period	189,829,160	159,609,924	156,887,733	129,553,670

End of period	$194,069,131	$189,829,160	$165,724,636	$156,887,733

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,009,347	1,086,549	1,239,548	1,299,146

Units purchased	3,169	6,470	21,451	21,741

Units sold/transferred	(104,925)	(83,672)	(130,162)	(81,339)

End of period	907,591	1,009,347	1,130,837	1,239,548

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-20

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Nuveen Life International Equity Sub-Account		Nuveen Life Large Cap Responsible Equity Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,076,939	$2,190,955	$690,299	$924,702

Net realized gain (loss)	5,704,367	2,402,231	13,701,418	7,679,074

Net change in unrealized appreciation (depreciation) on investments	30,287,459	(1,111,208)	(56,750)	5,770,429

Net increase (decrease) in net assets from operations	38,068,765	3,481,978	14,334,967	14,374,205

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	9,289,663	8,018,389	296,218	449,650

Net contractowner transfers	(1,062,692)	1,555,948	(1,530,488)	(288,465)

Annuity payments	(957,016)	(896,529)	(1,291,260)	(1,216,011)

Withdrawals and death benefits (b)	(7,406,165)	(6,373,113)	(6,033,725)	(5,008,000)

Net increase (decrease) in net assets resulting from contractowner transactions	(136,210)	2,304,695	(8,559,255)	(6,062,826)

Net increase (decrease) in net assets	37,932,555	5,786,673	5,775,712	8,311,379

NET ASSETS

Beginning of period	118,662,138	112,875,465	93,187,487	84,876,108

End of period	$156,594,693	$118,662,138	$98,963,199	$93,187,487

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,620,749	2,568,286	600,295	646,078

Units purchased	185,835	182,252	1,998	3,351

Units sold/transferred	(191,218)	(129,789)	(52,949)	(49,134)

End of period	2,615,366	2,620,749	549,344	600,295

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-21	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Nuveen Life Large Cap Value Sub-Account		Nuveen Life Money Market Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$751,984	$801,371	$4,457,953	$5,022,659

Net realized gain (loss)	6,952,725	8,295,285	—	—

Net change in unrealized appreciation (depreciation) on investments	3,735,053	597,690	—	—

Net increase (decrease) in net assets from operations	11,439,762	9,694,346	4,457,953	5,022,659

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	384,977	327,257	27,462,602	16,680,370

Net contractowner transfers	2,521,729	(2,086,046)	34,402,479	22,393,075

Annuity payments	(1,745,401)	(1,409,892)	—	—

Withdrawals and death benefits (b)	(3,822,740)	(5,384,442)	(56,439,265)	(45,889,295)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,661,435)	(8,553,123)	5,425,816	(6,815,850)

Net increase (decrease) in net assets	8,778,327	1,141,223	9,883,769	(1,793,191)

NET ASSETS

Beginning of period	70,117,573	68,976,350	104,656,445	106,449,636

End of period	$78,895,900	$70,117,573	$114,540,214	$104,656,445

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	382,111	432,572	7,937,175	8,479,435

Units purchased	2,152	2,110	2,115,102	1,342,554

Units sold/transferred	(24,276)	(52,571)	(1,709,131)	(1,884,814)

End of period	359,987	382,111	8,343,146	7,937,175

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-22

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Nuveen Life Real Estate Securities Select Sub-Account		Nuveen Life Small Cap Equity Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$1,296,569	$1,390,145	$336,353	$251,921

Net realized gain (loss)	621,570	(904,193)	8,358,365	1,566,185

Net change in unrealized appreciation (depreciation) on investments	(1,144,129)	1,956,947	333,887	6,518,478

Net increase (decrease) in net assets from operations	774,010	2,442,899	9,028,605	8,336,584

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	398,841	311,078	410,922	385,405

Net contractowner transfers	376,467	(707,412)	(871,039)	(799,759)

Annuity payments	(1,260,997)	(1,207,937)	(979,700)	(1,053,611)

Withdrawals and death benefits (b)	(4,691,326)	(6,350,690)	(4,133,533)	(3,316,630)

Net increase (decrease) in net assets resulting from contractowner transactions	(5,177,015)	(7,954,961)	(5,573,350)	(4,784,595)

Net increase (decrease) in net assets	(4,403,005)	(5,512,062)	3,455,255	3,551,989

NET ASSETS

Beginning of period	58,158,356	63,670,418	61,700,829	58,148,840

End of period	$53,755,351	$58,158,356	$65,156,084	$61,700,829

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	330,640	382,913	272,155	295,786

Units purchased	2,446	2,042	1,895	2,100

Units sold/transferred	(29,340)	(54,315)	(26,050)	(25,731)

End of period	303,746	330,640	248,000	272,155

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-23	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Nuveen Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$5,666,448	$5,969,434	$9,266	$12,609

Net realized gain (loss)	82,001,179	66,374,755	602,195	146,179

Net change in unrealized appreciation (depreciation) on investments	17,307,611	62,371,993	258,412	780,855

Net increase (decrease) in net assets from operations	104,975,238	134,716,182	869,873	939,643

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,736,112	5,998,699	96,599	8,229

Net contractowner transfers	(7,834,564)	(12,639,999)	(316,223)	(129,056)

Annuity payments	(9,362,216)	(9,286,893)	—	—

Withdrawals and death benefits (b)	(50,888,606)	(48,548,866)	(200,119)	(121,176)

Net increase (decrease) in net assets resulting from contractowner transactions	(61,349,274)	(64,477,059)	(419,743)	(242,003)

Net increase (decrease) in net assets	43,625,964	70,239,123	450,130	697,640

NET ASSETS

Beginning of period	678,647,373	608,408,250	5,222,611	4,524,971

End of period	$722,273,337	$678,647,373	$5,672,741	$5,222,611

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,327,422	3,692,916	93,521	97,972

Units purchased	33,460	36,327	1,530	161

Units sold/transferred	(347,089)	(401,821)	(8,371)	(4,612)

End of period	3,013,793	3,327,422	86,680	93,521

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-24

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	ClearBridge Variable Growth Portfolio–Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio–Class I Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$(95,443)	$(71,528)	$(10,688)	$(12,391)

Net realized gain (loss)	1,576,209	4,393,273	525,372	(236,630)

Net change in unrealized appreciation (depreciation) on investments	2,328,193	(840,709)	(39,142)	455,795

Net increase (decrease) in net assets from operations	3,808,959	3,481,036	475,542	206,774

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	584,483	317,175	779,747	159,568

Net contractowner transfers	(1,748,834)	(3,104,426)	(301,049)	(149,324)

Withdrawals and death benefits (b)	(1,675,258)	(1,831,190)	(290,362)	(540,792)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,839,609)	(4,618,441)	188,336	(530,548)

Net increase (decrease) in net assets	969,350	(1,137,405)	663,878	(323,774)

NET ASSETS

Beginning of period	29,550,209	30,687,614	5,017,842	5,341,616

End of period	$30,519,559	$29,550,209	$5,681,720	$5,017,842

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	493,577	577,170	77,078	86,657

Units purchased	8,867	5,759	11,407	2,628

Units sold/transferred	(55,700)	(89,352)	(8,353)	(12,207)

End of period	446,744	493,577	80,132	77,078

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-25	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Columbia Variable Portfolio—Acorn Sub-Account		Columbia Variable Portfolio—Acorn International Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$(16,379)	$(16,415)	$129,264	$140,874

Net realized gain (loss)	416,384	331,310	(418,725)	(90,029)

Net change in unrealized appreciation (depreciation) on investments	(74,542)	548,156	1,644,962	(1,066,068)

Net increase (decrease) in net assets from operations	325,463	863,051	1,355,501	(1,015,223)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	471,797	430,676	66,520	160,435

Net contractowner transfers	(177,503)	(13,256)	(106,410)	126,788

Withdrawals and death benefits (b)	(296,644)	(237,271)	(689,023)	(623,548)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,350)	180,149	(728,913)	(336,325)

Net increase (decrease) in net assets	323,113	1,043,200	626,588	(1,351,548)

NET ASSETS

Beginning of period	7,056,824	6,013,624	10,921,144	12,272,692

End of period	$7,379,937	$7,056,824	$11,547,732	$10,921,144

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	54,066	52,613	152,305	158,368

Units purchased	3,765	3,607	830	2,089

Units sold/transferred	(3,673)	(2,154)	(10,500)	(8,152)

End of period	54,158	54,066	142,635	152,305

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-26

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account		Dimensional VA Equity Allocation Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$19,415	$15,100	$302,574	$241,440

Net realized gain (loss)	(98,632)	(36,461)	1,228,078	789,194

Net change in unrealized appreciation (depreciation) on investments	156,271	45,750	1,452,915	734,002

Net increase (decrease) in net assets from operations	77,054	24,389	2,983,567	1,764,636

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	10,718	1,942	52,308	121,766

Net contractowner transfers	68,890	(34,860)	300,294	3,226,822

Withdrawals and death benefits (b)	(49,699)	(59,687)	(662,081)	(1,276,999)

Net increase (decrease) in net assets resulting from contractowner transactions	29,909	(92,605)	(309,479)	2,071,589

Net increase (decrease) in net assets	106,963	(68,216)	2,674,088	3,836,225

NET ASSETS

Beginning of period	492,651	560,867	15,239,650	11,403,425

End of period	$599,614	$492,651	$17,913,738	$15,239,650

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	21,823	25,862	299,509	257,756

Units purchased	443	91	1,037	2,495

Units sold/transferred	626	(4,130)	(7,051)	39,258

End of period	22,892	21,823	293,495	299,509

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-27	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Dimensional VA Global Bond Portfolio Sub-Account		Dimensional VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,038,981	$2,481,119	$1,173,046	$1,144,817

Net realized gain (loss)	(749,806)	(681,172)	2,374,177	1,257,276

Net change in unrealized appreciation (depreciation) on investments	875,412	980,200	3,092,283	2,719,198

Net increase (decrease) in net assets from operations	2,164,587	2,780,147	6,639,506	5,121,291

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	32,906	274,471	1,639,150	806,665

Net contractowner transfers	394,518	837,204	(998,977)	(654,750)

Withdrawals and death benefits (b)	(3,753,426)	(5,187,312)	(1,468,250)	(1,404,157)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,326,002)	(4,075,637)	(828,077)	(1,252,242)

Net increase (decrease) in net assets	(1,161,415)	(1,295,490)	5,811,429	3,869,049

NET ASSETS

Beginning of period	55,055,219	56,350,709	48,153,622	44,284,573

End of period	$53,893,804	$55,055,219	$53,965,051	$48,153,622

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,860,142	2,003,267	961,572	989,409

Units purchased	1,095	9,523	30,241	16,999

Units sold/transferred	(118,792)	(152,648)	(51,976)	(44,836)

End of period	1,742,445	1,860,142	939,837	961,572

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-28

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Dimensional VA International Small Portfolio Sub-Account		Dimensional VA International Value Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$1,508,650	$1,488,383	$4,381,087	$3,543,879

Net realized gain (loss)	4,102,558	1,729,674	12,123,556	10,111,336

Net change in unrealized appreciation (depreciation) on investments	9,903,408	(1,515,644)	23,806,091	(7,460,369)

Net increase (decrease) in net assets from operations	15,514,616	1,702,413	40,310,734	6,194,846

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	954,444	635,536	478,205	1,238,078

Net contractowner transfers	(3,883,974)	(507,747)	(8,634,764)	(2,903,771)

Withdrawals and death benefits (b)	(5,244,055)	(3,440,261)	(6,557,605)	(7,388,126)

Net increase (decrease) in net assets resulting from contractowner transactions	(8,173,585)	(3,312,472)	(14,714,164)	(9,053,819)

Net increase (decrease) in net assets	7,341,031	(1,610,059)	25,596,570	(2,858,973)

NET ASSETS

Beginning of period	46,602,586	48,212,645	95,595,229	98,454,202

End of period	$53,943,617	$46,602,586	$121,191,799	$95,595,229

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	867,719	930,523	1,875,861	2,055,565

Units purchased	14,236	11,930	8,037	24,676

Units sold/transferred	(150,220)	(74,734)	(252,386)	(204,380)

End of period	731,735	867,719	1,631,512	1,875,861

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-29	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Dimensional VA Short-Term Fixed Portfolio Sub-Account		Dimensional VA US Large Value Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,977,053	$3,505,118	$1,143,966	$1,258,478

Net realized gain (loss)	167,669	168,167	5,865,873	14,902,363

Net change in unrealized appreciation (depreciation) on investments	(90,075)	275,494	3,484,940	(6,981,325)

Net increase (decrease) in net assets from operations	3,054,647	3,948,779	10,494,779	9,179,516

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	468,112	994,911	326,028	704,260

Net contractowner transfers	1,104,786	2,875,633	(3,092,984)	(1,181,318)

Withdrawals and death benefits (b)	(5,460,496)	(8,664,769)	(5,172,534)	(8,568,265)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,887,598)	(4,794,225)	(7,939,490)	(9,045,323)

Net increase (decrease) in net assets	(832,951)	(845,446)	2,555,289	134,193

NET ASSETS

Beginning of period	77,958,542	78,803,988	72,529,665	72,395,472

End of period	$77,125,591	$77,958,542	$75,084,954	$72,529,665

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,751,521	2,931,186	793,963	897,993

Units purchased	16,208	36,184	3,437	8,156

Units sold/transferred	(160,406)	(215,849)	(87,395)	(112,186)

End of period	2,607,323	2,751,521	710,005	793,963

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-30

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Dimensional VA US Targeted Value Portfolio Sub-Account		Franklin Income VIP Fund-Class 1 Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$744,106	$524,896	$399,023	$388,158

Net realized gain (loss)	3,961,391	3,547,007	117,642	11,943

Net change in unrealized appreciation (depreciation) on investments	(651,333)	(389,696)	461,441	144,689

Net increase (decrease) in net assets from operations	4,054,164	3,682,207	978,106	544,790

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,203,845	1,139,485	51,625	62,396

Net contractowner transfers	393,937	(535,591)	40,025	52,655

Withdrawals and death benefits (b)	(2,973,463)	(7,003,530)	(527,982)	(574,271)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,375,681)	(6,399,636)	(436,332)	(459,220)

Net increase (decrease) in net assets	2,678,483	(2,717,429)	541,774	85,570

NET ASSETS

Beginning of period	47,927,599	50,645,028	7,971,401	7,885,831

End of period	$50,606,082	$47,927,599	$8,513,175	$7,971,401

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	494,036	563,944	180,777	192,815

Units purchased	12,565	12,495	1,090	1,436

Units sold/transferred	(27,417)	(82,403)	(11,179)	(13,474)

End of period	479,184	494,036	170,688	180,777

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-31	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Franklin Mutual Shares VIP Fund-Class 1 Sub-Account		Franklin Small-Mid Cap Growth VIP Fund-Class 1 Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$42,184	$45,761	$(30,859)	$(36,052)

Net realized gain (loss)	189,030	(17,284)	1,061,019	(109,114)

Net change in unrealized appreciation (depreciation) on investments	(5,921)	234,693	(659,319)	1,595,351

Net increase (decrease) in net assets from operations	225,293	263,170	370,841	1,450,185

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,890	2,077	311,543	381,015

Net contractowner transfers	15,939	(182,643)	137,204	(1,264,414)

Withdrawals and death benefits (b)	(130,107)	(438,054)	(665,877)	(715,805)

Net increase (decrease) in net assets resulting from contractowner transactions	(112,278)	(618,620)	(217,130)	(1,599,204)

Net increase (decrease) in net assets	113,015	(355,450)	153,711	(149,019)

NET ASSETS

Beginning of period	2,015,468	2,370,918	13,871,753	14,020,772

End of period	$2,128,483	$2,015,468	$14,025,464	$13,871,753

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	40,428	53,048	146,835	166,372

Units purchased	36	43	3,319	4,370

Units sold/transferred	(2,221)	(12,663)	(5,667)	(23,907)

End of period	38,243	40,428	144,487	146,835

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-32

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Janus Henderson Forty Portfolio- Institutional Shares Sub-Account		Janus Henderson Mid Cap Value Portfolio– Institutional Shares Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$(21,382)	$(16,664)	$60,101	$76,904

Net realized gain (loss)	2,989,448	1,483,339	1,010,182	733,576

Net change in unrealized appreciation (depreciation) on investments	(200,546)	2,585,665	(518,599)	313,339

Net increase (decrease) in net assets from operations	2,767,520	4,052,340	551,684	1,123,819

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	33,294	116,762	30,162	120,565

Net contractowner transfers	(1,123,668)	(189,727)	(221,683)	(151,359)

Withdrawals and death benefits (b)	(941,050)	(781,436)	(633,372)	(410,731)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,031,424)	(854,401)	(824,893)	(441,525)

Net increase (decrease) in net assets	736,096	3,197,939	(273,209)	682,294

NET ASSETS

Beginning of period	17,887,988	14,690,049	9,511,028	8,828,734

End of period	$18,624,084	$17,887,988	$9,237,819	$9,511,028

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	72,650	76,720	167,160	175,363

Units purchased	120	525	509	2,400

Units sold/transferred	(8,649)	(4,595)	(15,147)	(10,603)

End of period	64,121	72,650	152,522	167,160

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-33	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Janus Henderson Overseas Portfolio- Institutional Shares Sub-Account		John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$25,457	$23,017	$444,726	$1,668,289

Net realized gain (loss)	46,164	75,505	3,619,958	1,152,330

Net change in unrealized appreciation (depreciation) on investments	415,262	12,643	8,821,037	(3,909,043)

Net increase (decrease) in net assets from operations	486,883	111,165	12,885,721	(1,088,424)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,010	68,308	382,163	455,579

Net contractowner transfers	(26,784)	(22,480)	(1,621,699)	611,319

Withdrawals and death benefits (b)	(86,984)	(172,105)	(2,576,287)	(2,542,823)

Net increase (decrease) in net assets resulting from contractowner transactions	(107,758)	(126,277)	(3,815,823)	(1,475,925)

Net increase (decrease) in net assets	379,125	(15,112)	9,069,898	(2,564,349)

NET ASSETS

Beginning of period	1,747,062	1,762,174	41,740,720	44,305,069

End of period	$2,126,187	$1,747,062	$50,810,618	$41,740,720

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	18,943	20,213	1,219,860	1,259,506

Units purchased	62	791	9,846	12,903

Units sold/transferred	(1,096)	(2,061)	(106,066)	(52,549)

End of period	17,909	18,943	1,123,640	1,219,860

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-34

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	LVIP Fidelity Institutional AM® Total Bond—Standard Class Sub-Account		Matson Money Fixed Income VI Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,420,156	$2,556,855	$726,824	$778,201

Net realized gain (loss)	(1,465,422)	(2,356,438)	232,025	(121,778)

Net change in unrealized appreciation (depreciation) on investments	2,931,536	949,490	75,608	170,638

Net increase (decrease) in net assets from operations	3,886,270	1,149,907	1,034,457	827,061

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	419,378	826,318	89,149	222,550

Net contractowner transfers	(2,609,216)	1,305,776	1,327,126	1,016,581

Withdrawals and death benefits (b)	(4,609,553)	(3,319,264)	(2,730,298)	(4,055,292)

Net increase (decrease) in net assets resulting from contractowner transactions	(6,799,391)	(1,187,170)	(1,314,023)	(2,816,161)

Net increase (decrease) in net assets	(2,913,121)	(37,263)	(279,566)	(1,989,100)

NET ASSETS

Beginning of period	63,465,734	63,502,997	24,032,812	26,021,912

End of period	$60,552,613	$63,465,734	$23,753,246	$24,032,812

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,482,244	3,561,191	899,427	1,013,933

Units purchased	22,392	46,468	3,360	8,695

Units sold/transferred	(388,987)	(125,415)	(54,894)	(123,201)

End of period	3,115,649	3,482,244	847,893	899,427

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-35	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account		Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$631,079	$482,409	$233,939	$123,633

Net realized gain (loss)	2,779,510	1,429,379	1,978,769	2,582,991

Net change in unrealized appreciation (depreciation) on investments	3,170,630	(937,515)	649,419	216,190

Net increase (decrease) in net assets from operations	6,581,219	974,273	2,862,127	2,922,814

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	44,305	490,547	40,642	528,048

Net contractowner transfers	(2,450,637)	(882,539)	710,631	(2,906,490)

Withdrawals and death benefits (b)	(1,735,230)	(1,625,986)	(2,298,068)	(2,368,166)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,141,562)	(2,017,978)	(1,546,795)	(4,746,608)

Net increase (decrease) in net assets	2,439,657	(1,043,705)	1,315,332	(1,823,794)

NET ASSETS

Beginning of period	18,081,097	19,124,802	24,768,725	26,592,519

End of period	$20,520,754	$18,081,097	$26,084,057	$24,768,725

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	504,644	564,883	413,826	500,213

Units purchased	1,130	13,801	710	9,587

Units sold/transferred	(100,159)	(74,040)	(24,561)	(95,974)

End of period	405,615	504,644	389,975	413,826

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-36

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	MFS Global Equity Series-Initial Class Sub-Account		MFS Growth Series-Initial Class Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$30,791	$38,881	$(1,705)	$(1,555)

Net realized gain (loss)	773,228	319,615	241,243	105,359

Net change in unrealized appreciation (depreciation) on investments	(261,725)	(41,114)	(88,588)	207,547

Net increase (decrease) in net assets from operations	542,294	317,382	150,950	311,351

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,592	3,944	1,022	2,980

Net contractowner transfers	(691,828)	(1,330,865)	(5,348)	(62,908)

Withdrawals and death benefits (b)	(215,766)	(321,417)	(7,047)	(5,036)

Net increase (decrease) in net assets resulting from contractowner transactions	(904,002)	(1,648,338)	(11,373)	(64,964)

Net increase (decrease) in net assets	(361,708)	(1,330,956)	139,577	246,387

NET ASSETS

Beginning of period	4,582,934	5,913,890	1,258,438	1,012,051

End of period	$4,221,226	$4,582,934	$1,398,015	$1,258,438

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	97,805	133,415	7,267	7,673

Units purchased	72	84	5	19

Units sold/transferred	(18,541)	(35,694)	(67)	(425)

End of period	79,336	97,805	7,205	7,267

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-37	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account		MFS Utilities Series-Initial Class Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$5,034	$9,644	$91,744	$69,009

Net realized gain (loss)	1,599,740	1,133,543	84,264	64,709

Net change in unrealized appreciation (depreciation) on investments	(646,119)	257,098	302,923	204,140

Net increase (decrease) in net assets from operations	958,655	1,400,285	478,931	337,858

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	24,551	61,675	25,006	114,093

Net contractowner transfers	(1,766,584)	(1,544,123)	(226,442)	(83,719)

Withdrawals and death benefits (b)	(550,407)	(1,138,362)	(169,178)	(331,040)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,292,440)	(2,620,810)	(370,614)	(300,666)

Net increase (decrease) in net assets	(1,333,785)	(1,220,525)	108,317	37,192

NET ASSETS

Beginning of period	8,275,378	9,495,903	3,476,853	3,439,661

End of period	$6,941,593	$8,275,378	$3,585,170	$3,476,853

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	124,012	166,086	36,567	40,317

Units purchased	356	970	263	1,260

Units sold/transferred	(29,992)	(43,044)	(4,189)	(5,010)

End of period	94,376	124,012	32,641	36,567

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-38

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio–I Class Sub-Account		Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio–I Class Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$95,834	$190,875	$(3,578)	$2,130

Net realized gain (loss)	4,876,880	2,541,111	376,848	225,200

Net change in unrealized appreciation (depreciation) on investments	129,794	1,093,642	(39,899)	329,821

Net increase (decrease) in net assets from operations	5,102,508	3,825,628	333,371	557,151

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	712,170	791,345	200,760	8,828

Net contractowner transfers	(170,851)	(1,352,606)	(278,751)	52,803

Withdrawals and death benefits (b)	(2,589,758)	(2,545,211)	(244,600)	(140,795)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,048,439)	(3,106,472)	(322,591)	(79,164)

Net increase (decrease) in net assets	3,054,069	719,156	10,780	477,987

NET ASSETS

Beginning of period	45,778,274	45,059,118	2,734,773	2,256,786

End of period	$48,832,343	$45,778,274	$2,745,553	$2,734,773

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,010,271	1,086,132	35,448	36,932

Units purchased	16,089	18,397	2,360	124

Units sold/transferred	(65,135)	(94,258)	(6,529)	(1,608)

End of period	961,225	1,010,271	31,279	35,448

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-39	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Nomura VIP International Core Equity Series—Standard Class Sub-Account		Nomura VIP Small Cap Value Series- Standard Class Sub-Account
	December 31, 2025	December 31, 2024 (c)	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$502,686	$458,145	$335,027	$353,736

Net realized gain (loss)	3,345,970	191,792	2,254,386	2,625,327

Net change in unrealized appreciation (depreciation) on investments	5,981,317	(885,443)	(84,759)	446,850

Net increase (decrease) in net assets from operations	9,829,973	(235,506)	2,504,654	3,425,913

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	475,901	336,586	415,859	456,699

Net contractowner transfers	(2,372,074)	43,471,587	(119,721)	(1,920,307)

Withdrawals and death benefits (b)	(2,991,662)	(1,493,340)	(1,575,943)	(2,101,543)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,887,835)	42,314,833	(1,279,805)	(3,565,151)

Net increase (decrease) in net assets	4,942,138	42,079,327	1,224,849	(139,238)

NET ASSETS

Beginning of period	42,079,327	—	32,188,297	32,327,535

End of period	$47,021,465	$42,079,327	$33,413,146	$32,188,297

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,267,425	—	289,549	325,341

Units purchased	22,024	17,516	3,805	4,368

Units sold/transferred	(264,354)	2,249,909	(16,885)	(40,160)

End of period	2,025,095	2,267,425	276,469	289,549

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	For the period April 26, 2024 (commencement of operations) to December 31, 2024.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-40

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	PIMCO VIT All Asset Portfolio-Institutional Class Sub-Account		PIMCO VIT Commodity Real Return Strategy Portfolio–Institutional Class Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$191,277	$250,034	$64,053	$58,239

Net realized gain (loss)	(278,316)	(12,943)	(83,236)	(498,519)

Net change in unrealized appreciation (depreciation) on investments	648,766	(97,243)	423,219	549,066

Net increase (decrease) in net assets from operations	561,727	139,848	404,036	108,786

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	28,654	55,587	18,100	27,030

Net contractowner transfers	(353,691)	(10,576)	(630,723)	(109,475)

Withdrawals and death benefits (b)	(53,703)	(30,503)	(145,616)	(326,853)

Net increase (decrease) in net assets resulting from contractowner transactions	(378,740)	14,508	(758,239)	(409,298)

Net increase (decrease) in net assets	182,987	154,356	(354,203)	(300,512)

NET ASSETS

Beginning of period	3,933,486	3,779,130	2,625,460	2,925,972

End of period	$4,116,473	$3,933,486	$2,271,257	$2,625,460

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	154,219	154,064	110,703	128,717

Units purchased	1,089	2,252	703	1,172

Units sold/transferred	(13,973)	(2,097)	(30,953)	(19,186)

End of period	141,335	154,219	80,453	110,703

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-41	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,993,758	$2,629,253	$286,163	$209,645

Net realized gain (loss)	(1,070,919)	(2,058,799)	(112,231)	(158,757)

Net change in unrealized appreciation (depreciation) on investments	4,225,671	2,418,738	581,473	(79,420)

Net increase (decrease) in net assets from operations	6,148,510	2,989,192	755,405	(28,532)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,153,927	1,079,334	9,893	103,592

Net contractowner transfers	(667,451)	(130,046)	186,002	508,117

Withdrawals and death benefits (b)	(2,574,916)	(2,553,230)	(205,063)	(454,206)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,088,440)	(1,603,942)	(9,168)	157,503

Net increase (decrease) in net assets	4,060,070	1,385,250	746,237	128,971

NET ASSETS

Beginning of period	42,714,782	41,329,532	6,044,018	5,915,047

End of period	$46,774,852	$42,714,782	$6,790,255	$6,044,018

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,248,931	1,301,874	313,622	305,766

Units purchased	31,962	33,094	490	5,620

Units sold/transferred	(95,466)	(86,037)	(1,870)	2,236

End of period	1,185,427	1,248,931	312,242	313,622

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-42

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	PIMCO VIT Real Return Portfolio- Institutional Class Sub-Account		PSF Natural Resources Portfolio–Class II Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025 (d)	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$3,288,504	$2,513,227	$(1,609)	$(6,511)

Net realized gain (loss)	(2,681,199)	(2,812,860)	170,000	242,264

Net change in unrealized appreciation (depreciation) on investments	7,000,080	2,307,950	(343,758)	(117,327)

Net increase (decrease) in net assets from operations	7,607,385	2,008,317	(175,367)	118,426

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,050,258	952,802	5,134	60,614

Net contractowner transfers	(152,500)	2,696,026	(2,536,760)	(77,529)

Withdrawals and death benefits (b)	(6,078,059)	(5,990,286)	(101,907)	(384,990)

Net increase (decrease) in net assets resulting from contractowner transactions	(5,180,301)	(2,341,458)	(2,633,533)	(401,905)

Net increase (decrease) in net assets	2,427,084	(333,141)	(2,808,900)	(283,479)

NET ASSETS

Beginning of period	100,867,086	101,200,227	2,808,900	3,092,379

End of period	$103,294,170	$100,867,086	$—	$2,808,900

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,872,457	5,005,829	41,754	47,820

Units purchased	48,526	46,371	76	907

Units sold/transferred	(312,674)	(179,743)	(41,830)	(6,973)

End of period	4,608,309	4,872,457	—	41,754

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(d)	PSF Natural Resources Portfolio merged into the PSF PGIM Jennison Blend Portfolio Fund Sub-Account on April 11, 2025.

B-43	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	PSF PGIM Jennison Blend Portfolio—Class II Sub-Account		PSF PGIM Jennison Value Portfolio–Class II Sub-Account
	December 31, 2025 (d)	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$(42,218)	$(52,395)	$(16,520)	$(16,012)

Net realized gain (loss)	1,459,021	2,328,893	641,593	497,291

Net change in unrealized appreciation (depreciation) on investments	3,855,490	3,894,345	875,252	1,272,778

Net increase (decrease) in net assets from operations	5,272,293	6,170,843	1,500,325	1,754,057

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	108,868	171,653	27,894	105,079

Net contractowner transfers	1,601,927	(2,241,700)	(491,146)	(135,254)

Withdrawals and death benefits (b)	(3,022,036)	(1,750,272)	(582,150)	(342,179)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,311,241)	(3,820,319)	(1,045,402)	(372,354)

Net increase (decrease) in net assets	3,961,052	2,350,524	454,923	1,381,703

NET ASSETS

Beginning of period	27,852,778	25,502,254	10,168,208	8,786,505

End of period	$31,813,830	$27,852,778	$10,623,131	$10,168,208

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	352,315	411,599	121,398	126,232

Units purchased	1,258	2,370	312	1,524

Units sold/transferred	(12,795)	(61,654)	(12,572)	(6,358)

End of period	340,778	352,315	109,138	121,398

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(d)	PSF Natural Resources Portfolio merged into the PSF PGIM Jennison Blend Portfolio Fund Sub-Account on April 11, 2025.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-44

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	PVC Equity Income Account-Class 1 Sub-Account		PVC MidCap Account–Class 1 Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$1,655,248	$1,859,683	$13,756	$9,901

Net realized gain (loss)	12,989,129	3,220,497	1,396,190	966,257

Net change in unrealized appreciation (depreciation) on investments	449,107	9,404,882	(1,223,214)	725,322

Net increase (decrease) in net assets from operations	15,093,484	14,485,062	186,732	1,701,480

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,447,980	1,928,122	4,487	46,494

Net contractowner transfers	(2,079,287)	(6,190,886)	(1,103,141)	(172,554)

Withdrawals and death benefits (b)	(6,606,284)	(5,829,783)	(545,686)	(887,358)

Net increase (decrease) in net assets resulting from contractowner transactions	(6,237,591)	(10,092,547)	(1,644,340)	(1,013,418)

Net increase (decrease) in net assets	8,855,893	4,392,515	(1,457,608)	688,062

NET ASSETS

Beginning of period	102,794,882	98,402,367	9,582,464	8,894,402

End of period	$111,650,775	$102,794,882	$8,124,856	$9,582,464

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,423,548	1,579,473	89,600	99,961

Units purchased	32,850	28,849	41	469

Units sold/transferred	(121,279)	(184,774)	(14,963)	(10,830)

End of period	1,335,119	1,423,548	74,678	89,600

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-45	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio– Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio– Investment Class Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$(951)	$(1,009)	$148,217	$92,608

Net realized gain (loss)	115,124	(126,649)	815,415	721,452

Net change in unrealized appreciation (depreciation) on investments	(24,258)	193,383	(200,166)	(517,629)

Net increase (decrease) in net assets from operations	89,915	65,725	763,466	296,431

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	819	727	26,478	96,151

Net contractowner transfers	5,724	(282,137)	49,543	(279,000)

Withdrawals and death benefits (b)	(6,399)	(8,936)	(577,920)	(484,091)

Net increase (decrease) in net assets resulting from contractowner transactions	144	(290,346)	(501,899)	(666,940)

Net increase (decrease) in net assets	90,059	(224,621)	261,567	(370,509)

NET ASSETS

Beginning of period	648,823	873,444	8,872,905	9,243,414

End of period	$738,882	$648,823	$9,134,472	$8,872,905

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	17,156	26,176	280,861	303,056

Units purchased	23	20	832	3,286

Units sold/transferred	(65)	(9,040)	(15,783)	(25,481)

End of period	17,114	17,156	265,910	280,861

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-46

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	T. Rowe Price® Health Sciences Portfolio I Sub-Account		T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$(16,272)	$(22,687)	$2,265,537	$2,059,143

Net realized gain (loss)	(60,141)	625,850	(308,074)	(435,064)

Net change in unrealized appreciation (depreciation) on investments	1,061,418	(482,913)	1,016,338	780,527

Net increase (decrease) in net assets from operations	985,005	120,250	2,973,801	2,404,606

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	10,987	106,781	409,186	736,443

Net contractowner transfers	(634,996)	(231,123)	5,296,538	1,404,109

Withdrawals and death benefits (b)	(482,427)	(406,302)	(4,323,189)	(3,627,868)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,106,436)	(530,644)	1,382,535	(1,487,316)

Net increase (decrease) in net assets	(121,431)	(410,394)	4,356,336	917,290

NET ASSETS

Beginning of period	6,496,718	6,907,112	53,244,780	52,327,490

End of period	$6,375,287	$6,496,718	$57,601,116	$53,244,780

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	117,764	127,203	1,803,282	1,862,109

Units purchased	185	1,978	13,529	25,509

Units sold/transferred	(20,174)	(11,417)	26,124	(84,336)

End of period	97,775	117,764	1,842,935	1,803,282

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-47	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Templeton Developing Markets VIP Fund- Class 1 Sub-Account		Vanguard VIF Balanced Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$184,558	$1,067,092	$89,762	$86,868

Net realized gain (loss)	2,916,740	(760,359)	696,729	208,908

Net change in unrealized appreciation (depreciation) on investments	10,567,877	1,698,333	28,604	339,929

Net increase (decrease) in net assets from operations	13,669,175	2,005,066	815,095	635,705

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,984,013	2,960,610	90,543	463,163

Net contractowner transfers	(3,345,371)	42,212	1,161,308	528,303

Withdrawals and death benefits (b)	(1,690,813)	(1,646,774)	(928,006)	(571,297)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,052,171)	1,356,048	323,845	420,169

Net increase (decrease) in net assets	12,617,004	3,361,114	1,138,940	1,055,874

NET ASSETS

Beginning of period	29,508,073	26,146,959	5,339,716	4,283,842

End of period	$42,125,077	$29,508,073	$6,478,656	$5,339,716

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,489,366	1,430,961	134,012	123,091

Units purchased	169,201	157,134	2,083	11,827

Units sold/transferred	(208,254)	(98,729)	4,088	(906)

End of period	1,450,313	1,489,366	140,183	134,012

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-48

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Conservative Allocation Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$266,587	$205,203	$79,420	$72,191

Net realized gain (loss)	3,379,580	1,371,135	162,841	47,536

Net change in unrealized appreciation (depreciation) on investments	2,595,726	1,328,186	252,162	95,606

Net increase (decrease) in net assets from operations	6,241,893	2,904,524	494,423	215,333

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	349,542	132,092	934,986	507,616

Net contractowner transfers	2,996,653	287,931	2,162,238	38,243

Withdrawals and death benefits (b)	(397,141)	(1,082,815)	(807,053)	(159,812)

Net increase (decrease) in net assets resulting from contractowner transactions	2,949,054	(662,792)	2,290,171	386,047

Net increase (decrease) in net assets	9,190,947	2,241,732	2,784,594	601,380

NET ASSETS

Beginning of period	23,056,672	20,814,940	3,495,630	2,894,250

End of period	$32,247,619	$23,056,672	$6,280,224	$3,495,630

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	290,824	297,751	112,043	99,421

Units purchased	4,280	1,710	28,291	16,768

Units sold/transferred	20,381	(8,637)	38,574	(4,146)

End of period	315,485	290,824	178,908	112,043

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-49	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Vanguard VIF Equity Index Portfolio Sub-Account		Vanguard VIF Global Bond Index Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$2,176,340	$2,140,884	$109,420	$92,339

Net realized gain (loss)	14,075,237	38,175,221	27,716	(17,428)

Net change in unrealized appreciation (depreciation) on investments	26,558,665	4,466,136	91,120	(1,546)

Net increase (decrease) in net assets from operations	42,810,242	44,782,241	228,256	73,365

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	20,861,091	11,092,133	51,729	317,492

Net contractowner transfers	5,792,997	3,125,627	1,200,592	716,068

Withdrawals and death benefits (b)	(5,065,559)	(5,969,621)	(143,201)	(143,980)

Net increase (decrease) in net assets resulting from contractowner transactions	21,588,529	8,248,139	1,109,120	889,580

Net increase (decrease) in net assets	64,398,771	53,030,380	1,337,376	962,945

NET ASSETS

Beginning of period	233,019,610	179,989,230	3,971,267	3,008,322

End of period	$297,418,381	$233,019,610	$5,308,643	$3,971,267

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,736,629	2,645,123	168,998	130,284

Units purchased	233,899	145,926	2,114	13,639

Units sold/transferred	1,723	(54,420)	43,002	25,075

End of period	2,972,251	2,736,629	214,114	168,998

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-50

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF International Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$3,748,694	$3,031,655	$27,062	$41,250

Net realized gain (loss)	(683,159)	(542,678)	560,303	358,445

Net change in unrealized appreciation (depreciation) on investments	2,145,717	926,661	217,123	(12,606)

Net increase (decrease) in net assets from operations	5,211,252	3,415,638	804,488	387,089

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,921,933	1,975,099	9,482	1,500

Net contractowner transfers	1,795,626	993,980	(330,263)	484,097

Withdrawals and death benefits (b)	(3,428,066)	(3,722,318)	(387,562)	(727,461)

Net increase (decrease) in net assets resulting from contractowner transactions	289,493	(753,239)	(708,343)	(241,864)

Net increase (decrease) in net assets	5,500,745	2,662,399	96,145	145,225

NET ASSETS

Beginning of period	59,397,612	56,735,213	4,280,492	4,135,267

End of period	$64,898,357	$59,397,612	$4,376,637	$4,280,492

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,547,772	1,569,524	116,403	122,291

Units purchased	48,409	53,687	237	44

Units sold/transferred	(49,448)	(75,439)	(17,256)	(5,932)

End of period	1,546,733	1,547,772	99,384	116,403

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-51	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account		Vanguard VIF Moderate Allocation Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$965,488	$1,049,250	$121,600	$109,560

Net realized gain (loss)	6,252,008	3,585,079	414,728	117,005

Net change in unrealized appreciation (depreciation) on investments	3,695,562	8,789,784	389,008	291,163

Net increase (decrease) in net assets from operations	10,913,058	13,424,113	925,336	517,728

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,921,423	3,181,179	1,912,557	219,955

Net contractowner transfers	(649,301)	(5,781,326)	948,543	471,354

Withdrawals and death benefits (b)	(5,484,582)	(5,752,581)	(565,975)	(640,551)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,212,460)	(8,352,728)	2,295,125	50,758

Net increase (decrease) in net assets	6,700,598	5,071,385	3,220,461	568,486

NET ASSETS

Beginning of period	99,656,282	94,584,897	5,612,677	5,044,191

End of period	$106,356,880	$99,656,282	$8,833,138	$5,612,677

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,616,923	1,761,518	156,901	155,110

Units purchased	30,861	55,083	47,802	6,156

Units sold/transferred	(100,180)	(199,678)	8,369	(4,365)

End of period	1,547,604	1,616,923	213,072	156,901

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-52

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$735,234	$1,005,669	$35,310	$52,787

Net realized gain (loss)	(711,723)	(1,926,695)	1,341,004	(512,591)

Net change in unrealized appreciation (depreciation) on investments	799,065	2,114,071	(3,299)	2,418,265

Net increase (decrease) in net assets from operations	822,576	1,193,045	1,373,015	1,958,461

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	839,013	471,046	177,566	251,052

Net contractowner transfers	555,237	(4,389,990)	(4,109,979)	1,440,314

Withdrawals and death benefits (b)	(1,801,929)	(3,777,169)	(1,057,400)	(1,471,642)

Net increase (decrease) in net assets resulting from contractowner transactions	(407,679)	(7,696,113)	(4,989,813)	219,724

Net increase (decrease) in net assets	414,897	(6,503,068)	(3,616,798)	2,178,185

NET ASSETS

Beginning of period	29,759,906	36,262,974	24,078,047	21,899,862

End of period	$30,174,803	$29,759,906	$20,461,249	$24,078,047

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	742,714	944,727	413,596	418,320

Units purchased	20,359	12,086	3,061	4,409

Units sold/transferred	(33,009)	(214,099)	(85,751)	(9,133)

End of period	730,064	742,714	330,906	413,596

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-53	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$9,501,264	$6,853,388	$560,724	$579,355

Net realized gain (loss)	(9,136,583)	(9,749,334)	1,355,917	(435,457)

Net change in unrealized appreciation (depreciation) on investments	19,421,865	5,463,476	4,544,502	902,613

Net increase (decrease) in net assets from operations	19,786,546	2,567,530	6,461,143	1,046,511

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	19,085,929	15,394,901	6,495,345	433,084

Net contractowner transfers	19,699,502	18,338,192	980,766	2,471,215

Withdrawals and death benefits (b)	(15,826,349)	(21,440,046)	(1,358,654)	(6,512,144)

Net increase (decrease) in net assets resulting from contractowner transactions	22,959,082	12,293,047	6,117,457	(3,607,845)

Net increase (decrease) in net assets	42,745,628	14,860,577	12,578,600	(2,561,334)

NET ASSETS

Beginning of period	291,790,989	276,930,412	19,398,375	21,959,709

End of period	$334,536,617	$291,790,989	$31,976,975	$19,398,375

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	10,664,443	10,217,921	510,863	606,153

Units purchased	681,335	574,626	136,344	11,298

Units sold/transferred	92,439	(128,104)	(8,326)	(106,588)

End of period	11,438,217	10,664,443	638,881	510,863

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-54

Statements of Changes in Net Assets TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ For the period or year ended

	Vanguard VIF Total Stock Market Index Portfolio Sub-Account		VY CBRE Global Real Estate Portfolio– Class I Sub-Account
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$295,470	$293,242	$224,630	$265,896

Net realized gain (loss)	4,133,566	2,270,977	(66,355)	(120,014)

Net change in unrealized appreciation (depreciation) on investments	1,325,583	3,657,211	388,515	(56,090)

Net increase (decrease) in net assets from operations	5,754,619	6,221,430	546,790	89,792

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	23,300,191	1,001,589	49,061	112,831

Net contractowner transfers	(1,568,202)	1,311,167	(1,227,788)	1,057,975

Withdrawals and death benefits (b)	(1,327,028)	(5,380,087)	(404,497)	(484,415)

Net increase (decrease) in net assets resulting from contractowner transactions	20,404,961	(3,067,331)	(1,583,224)	686,391

Net increase (decrease) in net assets	26,159,580	3,154,099	(1,036,434)	776,183

NET ASSETS

Beginning of period	32,228,667	29,074,568	8,921,945	8,145,762

End of period	$58,388,247	$32,228,667	$7,885,511	$8,921,945

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	597,312	664,994	170,758	157,576

Units purchased	376,411	19,090	881	2,078

Units sold/transferred	(46,709)	(86,772)	(30,735)	11,104

End of period	927,014	597,312	140,904	170,758

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-55	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)	See notes to financial statements

concluded

	Western Asset Variable Global High Yield Bond Portfolio–Class I Sub-Account
	December 31, 2025	December 31, 2024

FROM OPERATIONS

Net investment income (loss)	$833,545	$774,275

Net realized gain (loss)	(102,050)	(738,333)

Net change in unrealized appreciation (depreciation) on investments	455,007	789,152

Net increase (decrease) in net assets from operations	1,186,502	825,094

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	66,673	132,762

Net contractowner transfers	(224,317)	(294,580)

Withdrawals and death benefits (b)	(892,605)	(688,318)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,050,249)	(850,136)

Net increase (decrease) in net assets	136,253	(25,042)

NET ASSETS

Beginning of period	12,705,852	12,730,894

End of period	$12,842,105	$12,705,852

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	593,299	647,013

Units purchased	2,927	6,428

Units sold/transferred	(52,225)	(60,142)

End of period	544,001	593,299

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-56

Notes to Financial Statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

Note 1 — organization and significant accounting policies

TIAA Separate Account VA-5, (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). Prior to January 1, 2026, the Separate Account was called TIAA-CREF Life Separate Account VA-1. TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, was a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

On December 4, 2025, TIAA and its wholly owned subsidiary, TIAA-CREF Life, executed an Agreement and Plan of Merger. Effective at the close of business on December 31, 2025, following the receipt of all required regulatory approvals, TIAA-CREF Life merged with and into TIAA, with TIAA as the surviving entity.

Investors participate in the Separate Account by purchasing one of four different variable annuity contracts: the Personal Annuity Select (“PAS”), Single Premium Immediate Annuity (“SPIA”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA,” and together with PAS, SPIA and the Lifetime Contract, the Contracts.) Premiums received from the Contracts are allocated to investment accounts, the (“Sub-Accounts”) that invest in non-proprietary funds or Nuveen Life Funds (collectively, the “Funds”). Nuveen Life Funds is an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (the, “Adviser”), a wholly owned indirect subsidiary of TIAA. The Adviser is registered with the Commission as an investment adviser. PAS and SPIA currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offer 74 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. None of the Contracts are available for sale to new customers. However, policy owners may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the total value of a participant’s accumulation units on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks for contracts issued prior to 2015 and 2012 Individual Annuity Reserving for contracts issued after 2014. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA Life and may result in additional amounts being transferred into the variable annuity account by TIAA to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA.

Effective April 11, 2025, the PSF Natural Resources Portfolio Fund Sub-Account merged into PSF PGIM Jennison Blend Portfolio Fund Sub-Account.

Effective May 1, 2025, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund

LVIP Macquarie Diversified Income Fund—Standard Class	LVIP Fidelity Institutional AM® Total Bond—Standard Class

Effective June 1, 2025, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund

Wanger Acorn Wanger International	Columbia Variable Portfolio—Acorn Columbia Variable Portfolio—Acorn International

Effective December 1, 2025, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund

Macquarie VIP International Core Equity Series—Standard Macquarie VIP Small Cap Value Series—Standard Class	Nomura VIP International Core Equity Series—Standard Class Nomura VIP Small Cap Value Series-Standard Class

B-57	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

continued

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: The Separate Account is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account files, as a component of the TIAA tax return, a U.S. Federal return. The Separate Account also files income tax returns in applicable state and local jurisdictions. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Segment Reporting: The Separate Account represents a single operating segment. Product Management of the Separate Account acts as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of the Separate Account as a whole and is responsible for the Separate Account’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Separate Account’s Sub-Accounts, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, premiums and withdrawal and death benefits), which are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Separate Account’s single segment, is consistent with that presented within the Separate Account’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2025, all of the investments in the Sub-Accounts were investments in registered investment companies and were valued based on Level 1 inputs.

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-58

Notes to financial statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

Note 3—expense charges and affiliates

TIAA provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	0.30%	0.20%	0.20%

Current fee	0.10%	0.20%	0.20%

TIAA imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	1.00%	1.00%

Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Current fee

If accumulation value is less than $100,000	0.40%	0.40%

If accumulation value is between $100,000-$500,000	0.25%	0.25%

If accumulation value is greater than $500,000	0.15%	0.15%

After the first 10 contract years	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25

Optional guaranteed minimum death benefit charge	0.10%	None	None

Premium taxes (a)	0.00% to 3.50%	0.00% to 3.50%	0.00% to 3.50%

Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to the Adviser. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

B-59	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

continued

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2025 were as follows:

Sub-Accounts	Purchases	Sales

Nuveen Life Balanced	$25,764,592	$23,864,361

Nuveen Life Core Bond	34,177,616	32,734,635

Nuveen Life Core Equity	32,957,984	27,786,879

Nuveen Life Growth Equity	20,499,254	30,246,242

Nuveen Life International Equity	27,062,125	25,121,396

Nuveen Life Large Cap Responsible Equity	16,058,426	13,012,046

Nuveen Life Large Cap Value	14,551,573	11,336,971

Nuveen Life Money Market	117,127,550	107,243,781

Nuveen Life Real Estate Securities Select	6,937,321	9,407,095

Nuveen Life Small Cap Equity	13,045,440	10,942,552

Nuveen Life Stock Index	93,153,216	119,218,401

Calamos Growth and Income Portfolio	554,970	524,424

ClearBridge Variable Growth Portfolio-Class I	15,397,463	13,673,407

ClearBridge Variable Small Cap Growth Portfolio-Class I	2,112,638	1,552,946

Columbia Variable Portfolio—Acorn	2,446,113	2,464,842

Columbia Variable Portfolio—Acorn International	1,349,530	1,892,646

Credit Suisse Trust-Commodity Return Strategy Portfolio	356,741	307,417

Dimensional VA Equity Allocation Portfolio	6,041,716	5,840,917

Dimensional VA Global Bond Portfolio	14,031,278	15,318,299

Dimensional VA Global Moderate Allocation Portfolio	12,781,429	11,944,216

Dimensional VA International Small Portfolio	16,013,863	20,673,500

Dimensional VA International Value Portfolio	30,103,046	37,014,657

Dimensional VA Short-Term Fixed Portfolio	19,551,046	20,461,591

Dimensional VA US Large Value Portfolio	16,756,132	19,333,654

Dimensional VA US Targeted Value Portfolio	13,842,260	10,522,155

Franklin Income VIP Fund-Class 1	1,551,324	1,506,074

Franklin Mutual Shares VIP Fund-Class 1	282,326	153,328

Franklin Small-Mid Cap Growth VIP Fund-Class 1	3,331,965	2,955,684

Janus Henderson Forty Portfolio-Institutional Shares	6,272,132	6,309,861

Janus Henderson Mid Cap Value Portfolio-Institutional Shares	1,452,382	1,362,528

Janus Henderson Overseas Portfolio-Institutional Shares	34,860	117,161

John Hancock Disciplined Value Emerging Markets Equity Trust	12,739,642	16,110,739

LVIP Fidelity Institutional AM® Total Bond—Standard Class	6,813,889	11,193,124

Matson Money Fixed Income VI Portfolio	7,001,231	7,588,430

Matson Money International Equity VI Portfolio	5,886,230	8,372,226

Matson Money U.S. Equity VI Portfolio	7,849,275	7,608,660

MFS Global Equity Series-Initial Class	1,243,421	1,404,350

MFS Growth Series-Initial Class	238,894	14,069

MFS Massachusetts Investors Growth Stock Portfolio	4,757,943	5,997,118

MFS Utilities Series-Initial Class	651,377	885,141

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class	16,319,154	13,281,608

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class	457,812	629,294

Nomura VIP International Core Equity Series—Standard Class	11,053,982	13,198,056

Nomura VIP Small Cap Value Series-Standard Class	9,385,858	8,362,381

PIMCO VIT All Asset Portfolio-Institutional Class	1,466,114	1,653,577

PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class	866,224	1,560,410

PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class	13,656,813	12,751,495

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class	1,628,947	1,351,952

PIMCO VIT Real Return Portfolio-Institutional Class	22,651,570	24,543,367

PSF Natural Resources Portfolio-Class II	153,404	2,788,546

PSF PGIM Jennison Blend Portfolio—Class II	4,809,788	6,163,247

PSF PGIM Jennison Value Portfolio-Class II	235,526	1,297,448

PVC Equity Income Account-Class 1	29,115,205	23,671,610

PVC MidCap Account-Class 1	1,529,769	2,146,101

Royce Capital Fund Micro-Cap Portfolio-Investment Class	222,588	113,229

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-60

Notes to financial statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

Sub-Accounts	Purchases	Sales

Royce Capital Fund Small-Cap Portfolio-Investment Class	$1,384,597	$1,116,876

T. Rowe Price® Health Sciences Portfolio I	1,543,638	2,451,870

T. Rowe Price® Limited-Term Bond Portfolio	22,642,562	18,994,490

Templeton Developing Markets VIP Fund-Class 1	10,538,814	10,812,014

Vanguard VIF Balanced Portfolio	3,566,837	2,696,599

Vanguard VIF Capital Growth Portfolio	19,794,228	15,214,240

Vanguard VIF Conservative Allocation Portfolio	4,532,358	2,053,536

Vanguard VIF Equity Index Portfolio	61,940,882	32,981,710

Vanguard VIF Global Bond Index Portfolio	2,230,284	1,004,478

Vanguard VIF High Yield Bond Portfolio	22,010,505	17,972,318

Vanguard VIF International Portfolio	2,256,241	2,670,734

Vanguard VIF Mid-Cap Index Portfolio	26,398,070	24,539,989

Vanguard VIF Moderate Allocation Portfolio	4,233,976	1,575,706

Vanguard VIF Real Estate Index Portfolio	10,876,693	10,020,479

Vanguard VIF Small Company Growth Portfolio	7,951,275	11,616,871

Vanguard VIF Total Bond Market Index Portfolio	96,174,745	63,714,399

Vanguard VIF Total International Stock Market Index Portfolio	13,272,257	6,213,732

Vanguard VIF Total Stock Market Index Portfolio	35,030,457	12,462,483

VY CBRE Global Real Estate Portfolio-Class I	2,356,040	3,714,634

Western Asset Variable Global High Yield Bond Portfolio-Class I	2,258,029	2,474,733

Note 5—condensed financial information

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Nuveen Life Balanced Sub-Account
2025	1,225	$45.28 to $47.81	$50.73 to $53.83	$65,268	2.77%	0.10% to 0.60%	12.03% to 12.59%
2024	1,276	$41.27 to $43.36	$45.28 to $47.81	$60,039	2.04%	0.10% to 0.60%	9.71% to 10.26%
2023	1,513	$35.86 to $37.49	$41.27 to $43.36	$63,986	2.46%	0.10% to 0.60%	15.08% to 15.65%
2022	1,598	$43.25 to $44.99	$35.86 to $37.49	$58,561	2.57%	0.10% to 0.60%	(17.09)% to (16.67)%
2021	1,716	$39.64 to $41.02	$43.25 to $44.99	$75,690	1.79%	0.10% to 0.60%	9.13% to 9.67%

Nuveen Life Core Bond Sub-Account
2025	3,438	$42.81 to $46.62	$45.56 to $49.87	$166,457	4.17%	0.10% to 0.60%	6.42% to 6.96%
2024	3,555	$41.93 to $45.44	$42.81 to $46.62	$160,717	3.82%	0.10% to 0.60%	2.10% to 2.61%
2023	3,605	$39.69 to $42.80	$41.93 to $45.44	$158,698	3.09%	0.10% to 0.60%	5.64% to 6.17%
2022	3,673	$46.01 to $49.36	$39.69 to $42.80	$152,013	2.20%	0.10% to 0.60%	(13.73)% to (13.30)%
2021	3,803	$46.75 to $49.90	$46.01 to $49.36	$181,621	2.36%	0.10% to 0.60%	(1.58)% to (1.08)%

Nuveen Life Core Equity Sub-Account
2025	908	$159.64 to $173.87	$180.58 to $197.67	$194,069	0.89%	0.10% to 0.60%	13.12% to 13.68%
2024	1,009	$124.66 to $135.10	$159.64 to $173.87	$189,829	0.81%	0.10% to 0.60%	28.05% to 28.70%
2023	1,087	$94.35 to $101.74	$124.66 to $135.10	$159,610	1.08%	0.10% to 0.60%	32.14% to 32.80%
2022	1,177	$122.06 to $130.96	$94.35 to $101.74	$130,126	0.74%	0.10% to 0.60%	(22.70)% to (22.32)%
2021	1,306	$98.10 to $104.73	$122.06 to $130.96	$186,576	0.90%	0.10% to 0.60%	24.42% to 25.05%

Nuveen Life Growth Equity Sub-Account
2025	1,131	$112.15 to $122.18	$128.53 to $140.73	$165,725	0.08%	0.10% to 0.60%	14.61% to 15.19%
2024	1,240	$87.96 to $95.35	$112.15 to $122.18	$156,888	0.25%	0.10% to 0.60%	27.49% to 28.14%
2023	1,299	$60.43 to $65.18	$87.96 to $95.35	$129,554	0.26%	0.10% to 0.60%	45.55% to 46.28%
2022	1,380	$90.63 to $97.27	$60.43 to $65.18	$94,184	0.00%	0.10% to 0.60%	(33.32)% to (32.99)%
2021	1,448	$78.49 to $83.82	$90.63 to $97.27	$146,562	0.28%	0.10% to 0.60%	15.47% to 16.05%

Nuveen Life International Equity Sub-Account
2025	2,615	$41.77 to $45.50	$54.99 to $60.19	$156,595	1.87%	0.10% to 0.60%	31.65% to 32.31%
2024	2,621	$40.55 to $43.94	$41.77 to $45.50	$118,662	2.23%	0.10% to 0.60%	3.02% to 3.54%
2023	2,568	$35.04 to $37.78	$40.55 to $43.94	$112,875	2.11%	0.10% to 0.60%	15.72% to 16.30%
2022	2,613	$42.32 to $45.41	$35.04 to $37.78	$98,856	3.18%	0.10% to 0.60%	(17.20)% to (16.79)%
2021	2,517	$38.41 to $41.00	$42.32 to $45.41	$114,705	1.18%	0.10% to 0.60%	10.18% to 10.73%

B-61	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

continued

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Nuveen Life Large Cap Responsible Equity Sub-Account
2025	549	$136.59 to $148.75	$158.35 to $173.31	$98,963	1.16%	0.10% to 0.60%	15.93% to 16.51%
2024	600	$116.43 to $126.16	$136.59 to $148.75	$93,187	1.45%	0.10% to 0.60%	17.31% to 17.90%
2023	646	$95.68 to $103.17	$116.43 to $126.16	$84,876	1.39%	0.10% to 0.60%	21.68% to 22.29%
2022	681	$117.15 to $125.68	$95.68 to $103.17	$73,492	1.23%	0.10% to 0.60%	(18.32)% to (17.91)%
2021	748	$93.27 to $99.57	$117.15 to $125.68	$97,583	1.17%	0.10% to 0.60%	25.60% to 26.23%

Nuveen Life Large Cap Value Sub-Account
2025	360	$155.89 to $169.78	$181.66 to $198.84	$78,896	1.45%	0.10% to 0.60%	16.53% to 17.12%
2024	382	$136.64 to $148.07	$155.89 to $169.78	$70,118	1.55%	0.10% to 0.60%	14.08% to 14.66%
2023	433	$120.26 to $129.67	$136.64 to $148.07	$68,976	1.67%	0.10% to 0.60%	13.62% to 14.19%
2022	483	$130.23 to $139.72	$120.26 to $129.67	$66,549	1.27%	0.10% to 0.60%	(7.65)% to (7.19)%
2021	540	$103.28 to $110.25	$130.23 to $139.72	$79,163	1.49%	0.10% to 0.60%	26.09% to 26.72%

Nuveen Life Money Market Sub-Account
2025	8,343	$12.51 to $13.63	$12.95 to $14.19	$114,540	4.12%	0.10% to 0.60%	3.58% to 4.10%
2024	7,937	$11.96 to $12.97	$12.51 to $13.63	$104,656	5.04%	0.10% to 0.60%	4.53% to 5.06%
2023	8,479	$11.46 to $12.37	$11.96 to $12.97	$106,450	4.91%	0.10% to 0.60%	4.40% to 4.92%
2022	8,794	$11.36 to $12.20	$11.46 to $12.37	$105,244	1.54%	0.10% to 0.60%	0.86% to 1.36%
2021	6,947	$11.43 to $12.21	$11.36 to $12.20	$82,011	0.00%	0.10% to 0.60%	(0.60)% to (0.10)%

Nuveen Life Real Estate Securities Select Sub-Account
2025	304	$150.14 to $163.52	$152.02 to $166.39	$53,755	2.79%	0.10% to 0.60%	1.25% to 1.76%
2024	331	$144.16 to $156.22	$150.14 to $163.52	$58,158	2.81%	0.10% to 0.60%	4.15% to 4.67%
2023	383	$129.47 to $139.60	$144.16 to $156.22	$63,670	2.59%	0.10% to 0.60%	11.35% to 11.90%
2022	441	$182.49 to $195.79	$129.47 to $139.60	$64,943	1.51%	0.10% to 0.60%	(29.05)% to (28.70)%
2021	483	$131.58 to $140.46	$182.49 to $195.79	$98,462	1.64%	0.10% to 0.60%	38.69% to 39.39%

Nuveen Life Small Cap Equity Sub-Account
2025	248	$198.03 to $215.67	$229.12 to $250.78	$65,156	1.02%	0.10% to 0.60%	15.70% to 16.28%
2024	272	$171.74 to $186.10	$198.03 to $215.67	$61,701	0.89%	0.10% to 0.60%	15.31% to 15.89%
2023	296	$145.62 to $157.01	$171.74 to $186.10	$58,149	0.86%	0.10% to 0.60%	17.94% to 18.53%
2022	313	$173.62 to $186.27	$145.62 to $157.01	$51,364	0.48%	0.10% to 0.60%	(16.13)% to (15.71)%
2021	347	$140.01 to $149.46	$173.62 to $186.27	$67,160	0.51%	0.10% to 0.60%	24.01% to 24.63%

Nuveen Life Stock Index Sub-Account
2025	3,014	$179.74 to $195.79	$209.11 to $228.91	$722,273	1.26%	0.10% to 0.60%	16.34% to 16.92%
2024	3,327	$146.22 to $158.47	$179.74 to $195.79	$678,647	1.35%	0.10% to 0.60%	22.93% to 23.55%
2023	3,693	$116.83 to $125.99	$146.22 to $158.47	$608,408	1.47%	0.10% to 0.60%	25.16% to 25.78%
2022	3,995	$145.43 to $156.05	$116.83 to $125.99	$522,030	1.33%	0.10% to 0.60%	(19.67)% to (19.26)%
2021	4,137	$116.46 to $124.34	$145.43 to $156.05	$675,674	1.35%	0.10% to 0.60%	24.88% to 25.50%

Calamos Growth and Income Portfolio Sub-Account
2025	87	$55.19 to $56.14	$64.66 to $65.84	$5,673	0.30%	0.10% to 0.20%	17.16% to 17.28%
2024	94	$45.67 to $46.41	$55.19 to $56.14	$5,223	0.38%	0.10% to 0.20%	20.84% to 20.96%
2023	98	$38.10 to $38.68	$45.67 to $46.41	$4,525	0.57%	0.10% to 0.20%	19.88% to 20.00%
2022	106	$44.59 to $47.84	$38.10 to $38.68	$4,062	0.69%	0.10% to 0.20%	(19.23)% to (19.15)%
2021	110	$36.95 to $39.44	$44.59 to $47.84	$5,212	0.37%	0.10% to 0.59%	20.67% to 21.28%

ClearBridge Variable Growth Portfolio-Class I Sub-Account
2025	447	$57.26 to $62.36	$64.50 to $70.60	$30,520	0.00%	0.10% to 0.60%	12.64% to 13.20%
2024	494	$51.07 to $55.34	$57.26 to $62.36	$29,550	0.11%	0.10% to 0.60%	12.12% to 12.68%
2023	577	$41.29 to $44.53	$51.07 to $55.34	$30,688	0.30%	0.10% to 0.60%	23.68% to 24.30%
2022	622	$56.45 to $60.57	$41.29 to $44.53	$26,625	0.46%	0.10% to 0.60%	(26.85)% to (26.49)%
2021	610	$51.49 to $54.97	$56.45 to $60.57	$35,628	0.16%	0.10% to 0.60%	9.64% to 10.19%

ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account
2025	80	$60.87 to $66.30	$66.10 to $72.34	$5,682	0.00%	0.10% to 0.60%	8.58% to 9.12%
2024	77	$58.60 to $63.50	$60.87 to $66.30	$5,018	0.00%	0.10% to 0.60%	3.87% to 4.40%
2023	87	$54.39 to $58.64	$58.60 to $63.50	$5,342	0.00%	0.10% to 0.60%	7.45% to 8.72%
2022	94	$76.89 to $82.50	$54.39 to $58.64	$5,352	0.00%	0.10% to 0.60%	(29.27)% to (28.92)%
2021	95	$68.69 to $73.33	$76.89 to $82.50	$7,604	0.00%	0.10% to 0.60%	11.94% to 12.50%

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-62

Notes to financial statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Columbia Variable Portfolio—Acorn Sub-Account
2025	54	$122.79 to $133.73	$127.51 to $139.56	$7,380	0.00%	0.10% to 0.60%	3.84% to 4.36%
2024	54	$108.19 to $117.24	$122.79 to $133.73	$7,057	0.00%	0.10% to 0.60%	13.49% to 14.06%
2023	53	$89.41 to $96.40	$108.19 to $117.24	$6,014	0.00%	0.10% to 0.60%	21.01% to 21.61%
2022	36	$135.18 to $145.03	$89.41 to $96.40	$3,369	0.00%	0.10% to 0.60%	(33.86)% to (33.53)%
2021	26	$124.88 to $133.31	$135.18 to $145.03	$3,723	0.83%	0.10% to 0.60%	8.25% to 8.79%

Columbia Variable Portfolio—Acorn International Sub-Account
2025	143	$66.49 to $72.42	$75.89 to $81.57	$11,548	1.26%	0.10% to 0.50%	12.19% to 12.64%
2024	152	$72.91 to $79.01	$66.49 to $72.42	$10,921	1.38%	0.10% to 0.60%	(8.80)% to (8.34)%
2023	158	$62.71 to $67.62	$72.91 to $79.01	$12,273	0.32%	0.10% to 0.60%	16.26% to 17.43%
2022	166	$95.37 to $102.32	$62.71 to $67.62	$10,951	0.91%	0.10% to 0.60%	(34.24)% to (33.91)%
2021	158	$80.75 to $86.21	$95.37 to $102.32	$15,733	0.55%	0.10% to 0.60%	18.10% to 18.69%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2025	23	$21.98 to $23.24	$25.20 to $26.78	$600	3.56%	0.10% to 0.60%	7.11% to 15.24%
2024	22	$21.09 to $22.19	$21.98 to $23.24	$493	2.94%	0.10% to 0.60%	4.20% to 4.72%
2023	26	$23.35 to $24.44	$21.09 to $22.19	$561	19.61%	0.10% to 0.60%	(9.66)% to (9.21)%
2022	42	$20.24 to $21.09	$23.35 to $24.44	$999	13.80%	0.10% to 0.60%	2.64% to 15.91%
2021	27	$15.92 to $16.50	$20.24 to $21.09	$561	5.83%	0.10% to 0.60%	(4.92)% to 27.77%

Dimensional VA Equity Allocation Portfolio Sub-Account
2025	293	$49.65 to $51.54	$59.20 to $61.76	$17,914	2.10%	0.10% to 0.60%	19.23% to 19.82%
2024	300	$43.40 to $44.83	$49.65 to $51.54	$15,240	2.04%	0.10% to 0.60%	14.41% to 14.98%
2023	258	$36.34 to $37.35	$43.40 to $44.83	$11,403	2.17%	0.10% to 0.60%	19.43% to 20.03%
2022	291	$42.35 to $43.31	$36.34 to $37.35	$10,751	1.74%	0.10% to 0.60%	(14.20)% to (13.77)%
2021	315	$34.26 to $34.86	$42.35 to $43.31	$13,516	1.34%	0.10% to 0.60%	8.04% to 24.25%

Dimensional VA Global Bond Portfolio Sub-Account
2025	1,742	$28.44 to $30.30	$29.50 to $31.59	$53,894	4.03%	0.10% to 0.60%	3.73% to 4.25%
2024	1,860	$27.15 to $28.78	$28.44 to $30.30	$55,055	4.71%	0.10% to 0.60%	4.75% to 5.28%
2023	2,003	$26.00 to $27.42	$27.15 to $28.78	$56,351	4.05%	0.10% to 0.60%	4.43% to 4.95%
2022	1,999	$27.93 to $29.31	$26.00 to $27.42	$53,594	1.57%	0.10% to 0.60%	(6.89)% to (6.43)%
2021	2,102	$28.39 to $29.65	$27.93 to $29.31	$60,366	0.72%	0.10% to 0.60%	(1.63)% to (1.14)%

Dimensional VA Global Moderate Allocation Portfolio Sub-Account
2025	940	$48.47 to $51.25	$55.25 to $58.72	$53,965	2.66%	0.10% to 0.60%	14.00% to 14.57%
2024	962	$43.54 to $45.81	$48.47 to $51.25	$48,154	2.75%	0.10% to 0.60%	11.32% to 11.88%
2023	989	$38.18 to $39.97	$43.54 to $45.81	$44,285	2.77%	0.10% to 0.60%	14.04% to 14.61%
2022	987	$43.14 to $44.93	$38.18 to $39.97	$38,556	1.44%	0.10% to 0.60%	(11.49)% to (11.05)%
2021	1,034	$38.00 to $39.38	$43.14 to $44.93	$45,573	1.50%	0.10% to 0.60%	13.52% to 14.09%

Dimensional VA International Small Portfolio Sub-Account
2025	732	$51.78 to $55.17	$70.51 to $75.50	$53,944	3.30%	0.10% to 0.60%	36.17% to 36.85%
2024	868	$50.18 to $53.20	$51.78 to $55.17	$46,603	3.38%	0.10% to 0.60%	3.19% to 3.71%
2023	931	$44.24 to $46.66	$50.18 to $53.20	$48,213	3.14%	0.10% to 0.60%	13.43% to 14.00%
2022	994	$54.04 to $56.72	$44.24 to $46.66	$45,208	2.61%	0.10% to 0.60%	(18.14)% to (17.73)%
2021	972	$47.46 to $49.56	$54.04 to $56.72	$53,870	2.56%	0.10% to 0.60%	13.88% to 14.45%

Dimensional VA International Value Portfolio Sub-Account
2025	1,632	$49.12 to $52.33	$71.10 to $76.13	$121,192	4.33%	0.10% to 0.60%	44.77% to 45.49%
2024	1,876	$46.34 to $49.13	$49.12 to $52.33	$95,595	3.89%	0.10% to 0.60%	5.98% to 6.52%
2023	2,056	$39.56 to $41.72	$46.34 to $49.13	$98,454	4.71%	0.10% to 0.60%	17.16% to 17.74%
2022	2,291	$41.22 to $43.26	$39.56 to $41.72	$93,246	3.89%	0.10% to 0.60%	(4.03)% to (3.55)%
2021	2,398	$35.11 to $36.66	$41.22 to $43.26	$101,463	3.98%	0.10% to 0.60%	17.41% to 18.00%

Dimensional VA Short-Term Fixed Portfolio Sub-Account
2025	2,607	$27.29 to $29.07	$28.30 to $30.30	$77,126	4.14%	0.10% to 0.60%	3.71% to 4.23%
2024	2,752	$26.03 to $27.59	$27.29 to $29.07	$77,959	4.78%	0.10% to 0.60%	4.85% to 5.38%
2023	2,931	$24.94 to $26.31	$26.03 to $27.59	$78,804	3.74%	0.10% to 0.60%	4.36% to 4.88%
2022	3,027	$25.38 to $26.64	$24.94 to $26.31	$77,670	1.27%	0.10% to 0.60%	(1.75)% to (1.25)%
2021	3,235	$25.58 to $26.72	$25.38 to $26.64	$84,242	0.01%	0.10% to 0.60%	(0.79)% to (0.29)%

B-63	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

continued

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Dimensional VA US Large Value Portfolio Sub-Account
2025	710	$87.90 to $93.64	$101.20 to $108.35	$75,085	1.87%	0.10% to 0.60%	15.13% to 15.71%
2024	794	$77.99 to $82.67	$87.90 to $93.64	$72,530	2.00%	0.10% to 0.60%	12.70% to 13.27%
2023	898	$70.73 to $74.61	$77.99 to $82.67	$72,395	2.31%	0.10% to 0.60%	10.26% to 10.81%
2022	919	$74.81 to $78.51	$70.73 to $74.61	$66,871	2.19%	0.10% to 0.60%	(5.45)% to (4.97)%
2021	962	$59.24 to $61.86	$74.81 to $78.51	$73,868	1.76%	0.10% to 0.60%	26.28% to 26.91%

Dimensional VA US Targeted Value Portfolio Sub-Account
2025	479	$93.20 to $99.30	$100.93 to $108.07	$50,606	1.85%	0.10% to 0.60%	8.29% to 8.84%
2024	494	$86.71 to $91.92	$93.20 to $99.30	$47,928	1.38%	0.10% to 0.60%	7.49% to 8.03%
2023	564	$72.67 to $76.65	$86.71 to $91.92	$50,645	1.60%	0.10% to 0.60%	19.32% to 19.91%
2022	596	$76.33 to $80.10	$72.67 to $76.65	$44,643	1.28%	0.10% to 0.60%	(4.79)% to (4.31)%
2021	659	$54.97 to $57.41	$76.33 to $80.10	$51,711	1.49%	0.10% to 0.60%	38.85% to 39.54%

Franklin Income VIP Fund-Class 1 Sub-Account
2025	171	$41.00 to $44.65	$46.84 to $50.35	$8,513	5.02%	0.10% to 0.50%	12.31% to 12.76%
2024	181	$38.38 to $41.59	$41.00 to $44.65	$7,971	5.04%	0.10% to 0.60%	6.81% to 7.35%
2023	193	$35.47 to $38.24	$38.38 to $41.59	$7,886	5.27%	0.10% to 0.60%	8.22% to 8.76%
2022	232	$37.65 to $40.39	$35.47 to $38.24	$8,711	5.37%	0.10% to 0.60%	(5.80)% to (5.33)%
2021	272	$32.37 to $34.56	$37.65 to $40.39	$10,752	4.67%	0.10% to 0.60%	16.31% to 16.89%

Franklin Mutual Shares VIP Fund-Class 1 Sub-Account
2025	38	$46.43 to $50.56	$52.54 to $56.48	$2,128	2.26%	0.10% to 0.50%	11.26% to 11.70%
2024	40	$41.89 to $45.40	$46.43 to $50.56	$2,015	2.18%	0.10% to 0.60%	10.82% to 11.38%
2023	53	$37.06 to $39.96	$41.89 to $45.40	$2,371	2.12%	0.10% to 0.60%	13.05% to 13.62%
2022	56	$40.15 to $43.08	$37.06 to $39.96	$2,180	2.10%	0.10% to 0.60%	(7.71)% to (7.25)%
2021	58	$33.80 to $36.08	$40.15 to $43.08	$2,464	3.21%	0.10% to 0.60%	18.81% to 19.40%

Franklin Small-Mid Cap Growth VIP Fund-Class 1 Sub-Account
2025	144	$88.71 to $96.61	$90.56 to $99.12	$14,025	0.00%	0.10% to 0.60%	2.09% to 2.60%
2024	147	$80.17 to $86.88	$88.71 to $96.61	$13,872	0.00%	0.10% to 0.60%	10.64% to 11.20%
2023	166	$63.45 to $68.41	$80.17 to $86.88	$14,021	0.00%	0.10% to 0.60%	26.37% to 27.29%
2022	169	$96.01 to $103.01	$63.45 to $68.41	$11,180	0.00%	0.10% to 0.60%	(33.92)% to (33.59)%
2021	153	$87.61 to $93.52	$96.01 to $103.01	$15,280	0.00%	0.10% to 0.60%	9.59% to 10.14%

Janus Henderson Forty Portfolio-Institutional Shares Sub-Account
2025	64	$229.79 to $250.26	$269.86 to $295.37	$18,624	0.07%	0.10% to 0.60%	17.44% to 18.02%
2024	73	$179.95 to $195.00	$229.79 to $250.26	$17,888	0.11%	0.10% to 0.60%	27.70% to 28.34%
2023	77	$129.34 to $139.46	$179.95 to $195.00	$14,690	0.20%	0.10% to 0.60%	39.13% to 39.82%
2022	73	$195.83 to $210.09	$129.34 to $139.46	$10,053	0.18%	0.10% to 0.60%	(33.95)% to (33.62)%
2021	88	$160.30 to $171.12	$195.83 to $210.09	$18,168	0.00%	0.10% to 0.60%	22.16% to 22.77%

Janus Henderson Mid-Cap Value Portfolio-Institutional Shares Sub-Account
2025	153	$53.65 to $57.44	$56.85 to $61.11	$9,238	0.81%	0.10% to 0.50%	5.97% to 6.39%
2024	167	$46.91 to $50.84	$53.65 to $57.44	$9,511	0.97%	0.10% to 0.50%	12.54% to 12.99%
2023	175	$42.37 to $45.68	$46.91 to $50.84	$8,829	1.12%	0.10% to 0.60%	10.73% to 11.29%
2022	189	$45.13 to $48.42	$42.37 to $45.68	$8,567	1.31%	0.10% to 0.60%	(6.12)% to (5.65)%
2021	200	$37.92 to $40.48	$45.13 to $48.42	$9,531	0.44%	0.10% to 0.60%	19.01% to 19.61%

Janus Henderson Overseas Portfolio-Institutional Shares Sub-Account
2025	18	$90.90 to $92.47	$116.91 to $119.04	$2,126	1.43%	0.10% to 0.20%	28.62% to 28.74%
2024	19	$86.06 to $87.45	$90.90 to $92.47	$1,747	1.32%	0.10% to 0.20%	5.62% to 5.73%
2023	20	$77.19 to $78.96	$86.06 to $87.45	$1,762	1.46%	0.10% to 0.20%	10.65% to 10.76%
2022	22	$80.60 to $86.48	$77.19 to $78.96	$1,694	1.76%	0.10% to 0.25%	(8.83)% to (8.70)%
2021	22	$71.39 to $76.21	$80.60 to $86.48	$1,907	1.12%	0.10% to 0.50%	13.01% to 13.47%

John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account
2025	1,124	$33.33 to $35.05	$43.73 to $46.22	$50,811	1.26%	0.10% to 0.60%	31.21% to 31.87%
2024	1,220	$34.37 to $35.96	$33.33 to $35.05	$41,741	4.19%	0.10% to 0.60%	(3.03)% to (2.54)%
2023	1,260	$30.03 to $31.26	$34.37 to $35.96	$44,305	1.62%	0.10% to 0.60%	14.46% to 15.04%
2022	1,349	$34.18 to $35.41	$30.03 to $31.26	$41,296	3.76%	0.10% to 0.60%	(12.16)% to (11.72)%
2021	1,325	$30.91 to $31.86	$34.18 to $35.41	$46,070	2.41%	0.10% to 0.60%	10.58% to 11.14%

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-64

Notes to financial statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

						For the period ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

LVIP Fidelity Institutional AM® Total Bond—Standard Class Sub-Account
2025		3,116	$17.07 to $18.59	$18.11 to $19.82	$60,553	4.15%	0.10% to 0.60%	6.08% to 6.61%
2024		3,482	$16.84 to $18.25	$17.07 to $18.59	$63,466	4.24%	0.10% to 0.60%	1.37% to 1.88%
2023		3,561	$15.94 to $17.19	$16.84 to $18.25	$63,503	4.08%	0.10% to 0.60%	5.60% to 6.13%
2022		3,647	$18.62 to $19.98	$15.94 to $17.19	$61,020	3.32%	0.10% to 0.60%	(14.37)% to (13.94)%
2021	(i)	3,675	$18.57 to $19.85	$18.62 to $19.98	$71,417	2.76%	0.10% to 0.60%	0.30% to 0.63%

Matson Money Fixed Income VI Portfolio Sub-Account
2025		848	$25.85 to $27.29	$26.92 to $28.57	$23,753	3.35%	0.10% to 0.60%	4.14% to 4.66%
2024		899	$25.07 to $26.34	$25.85 to $27.29	$24,033	3.45%	0.10% to 0.60%	3.12% to 3.64%
2023		1,014	$23.96 to $24.82	$25.07 to $26.34	$26,022	2.63%	0.09% to 0.60%	3.56% to 5.06%
2022		1,088	$25.93 to $26.76	$23.96 to $24.82	$26,593	1.15%	0.20% to 0.60%	(7.60)% to (7.23)%
2021		1,178	$26.44 to $27.17	$25.93 to $26.76	$31,137	0.31%	0.20% to 0.60%	(1.93)% to (1.54)%

Matson Money International Equity VI Portfolio Sub-Account
2025		406	$34.65 to $36.58	$48.58 to $51.54	$20,521	3.52%	0.10% to 0.60%	40.20% to 40.91%
2024		505	$33.05 to $34.72	$34.65 to $36.58	$18,081	2.89%	0.10% to 0.60%	4.83% to 5.36%
2023		565	$28.74 to $30.05	$33.05 to $34.72	$19,125	3.13%	0.10% to 0.60%	14.98% to 15.55%
2022		650	$32.38 to $33.68	$28.74 to $30.05	$19,083	2.18%	0.10% to 0.60%	(11.22)% to (4.02)%
2021		641	$28.49 to $29.49	$32.38 to $33.68	$21,163	3.07%	0.10% to 0.60%	13.62% to 14.19%

Matson Money U.S. Equity VI Portfolio Sub-Account
2025		390	$57.85 to $61.08	$64.20 to $68.12	$26,084	1.21%	0.10% to 0.60%	10.98% to 11.53%
2024		414	$51.88 to $54.50	$57.85 to $61.08	$24,769	0.80%	0.10% to 0.60%	11.51% to 12.08%
2023		500	$44.83 to $46.86	$51.88 to $54.50	$26,593	1.03%	0.10% to 0.60%	15.71% to 16.29%
2022		557	$49.99 to $51.99	$44.83 to $46.86	$25,534	0.77%	0.10% to 0.60%	(10.31)% to (9.86)%
2021		596	$38.31 to $39.24	$49.99 to $51.99	$30,374	0.94%	0.10% to 0.60%	7.47% to 30.93%

MFS Global Equity Series-Initial Class Sub-Account
2025		79	$43.79 to $47.69	$49.44 to $54.11	$4,221	0.93%	0.10% to 0.60%	12.91% to 13.48%
2024		98	$41.72 to $45.21	$43.79 to $47.69	$4,583	0.93%	0.10% to 0.60%	4.95% to 5.47%
2023		133	$36.76 to $39.64	$41.72 to $45.21	$5,914	0.79%	0.10% to 0.59%	13.50% to 14.07%
2022		133	$44.95 to $48.23	$36.76 to $39.64	$5,155	0.55%	0.10% to 0.60%	(18.22)% to (17.81)%
2021		134	$38.58 to $41.19	$44.95 to $48.23	$6,310	0.62%	0.10% to 0.60%	16.51% to 17.09%

MFS Growth Series-Initial Class Sub-Account
2025		7	$171.15 to $174.10	$191.64 to $195.14	$1,398	0.00%	0.10% to 0.20%	11.97% to 12.08%
2024		7	$130.45 to $132.56	$171.15 to $174.10	$1,258	0.00%	0.10% to 0.20%	31.20% to 31.33%
2023		8	$90.58 to $97.67	$130.45 to $132.56	$1,012	0.00%	0.10% to 0.20%	35.59% to 35.73%
2022		8	$133.30 to $143.01	$90.58 to $97.67	$754	0.00%	0.10% to 0.59%	(32.04)% to (31.70)%
2021		8	$108.55 to $115.88	$133.30 to $143.01	$1,186	0.00%	0.10% to 0.60%	22.79% to 23.41%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2025		94	$62.32 to $67.88	$68.09 to $74.52	$6,942	0.26%	0.10% to 0.60%	9.24% to 9.79%
2024		124	$53.93 to $58.44	$62.32 to $67.88	$8,275	0.33%	0.10% to 0.60%	15.57% to 16.15%
2023		166	$43.75 to $47.17	$53.93 to $58.44	$9,496	0.30%	0.10% to 0.60%	23.27% to 23.88%
2022		173	$54.51 to $58.48	$43.75 to $47.17	$7,954	0.11%	0.10% to 0.60%	(19.74)% to (19.34)%
2021		183	$43.53 to $46.47	$54.51 to $58.48	$10,389	0.23%	0.10% to 0.60%	25.22% to 25.85%

MFS Utilities Series-Initial Class Sub-Account
2025		33	$89.12 to $97.05	$101.88 to $111.51	$3,585	2.81%	0.10% to 0.60%	14.32% to 14.89%
2024		37	$80.29 to $87.01	$89.12 to $97.05	$3,477	2.24%	0.10% to 0.60%	10.99% to 11.55%
2023		40	$82.51 to $88.97	$80.29 to $87.01	$3,440	3.40%	0.10% to 0.60%	(2.69)% to (2.21)%
2022		50	$82.39 to $88.39	$82.51 to $88.97	$4,333	2.45%	0.10% to 0.60%	0.15% to 0.65%
2021		47	$72.65 to $77.55	$82.39 to $88.39	$4,062	1.72%	0.10% to 0.60%	13.41% to 13.98%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account
2025		961	$42.88 to $46.70	$47.55 to $52.04	$48,832	0.47%	0.10% to 0.60%	10.89% to 11.45%
2024		1,010	$39.64 to $42.96	$42.88 to $46.70	$45,778	0.71%	0.10% to 0.60%	8.16% to 8.71%
2023		1,086	$35.93 to $38.74	$39.64 to $42.96	$45,059	1.05%	0.10% to 0.60%	10.34% to 10.89%
2022		1,119	$40.05 to $42.97	$35.93 to $38.74	$41,803	0.59%	0.10% to 0.60%	(10.29)% to (9.84)%
2021		1,228	$30.34 to $32.39	$40.05 to $42.97	$50,975	0.59%	0.10% to 0.60%	32.00% to 32.66%

B-65	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

continued

						For the period ended December 31

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class Sub-Account
2025		31	$71.35 to $77.71	$82.14 to $88.30	$2,746	0.00%	0.10% to 0.50%	13.17% to 13.63%
2024		35	$57.04 to $61.81	$71.35 to $77.71	$2,735	0.23%	0.10% to 0.60%	25.09% to 25.72%
2023		37	$45.22 to $48.76	$57.04 to $61.81	$2,257	0.34%	0.10% to 0.60%	4.39% to 26.77%
2022		40	$55.79 to $59.85	$45.22 to $48.76	$1,908	0.42%	0.10% to 0.60%	(18.94)% to (18.53)%
2021		46	$45.45 to $48.52	$55.79 to $59.85	$2,680	0.38%	0.10% to 0.60%	22.74% to 23.35%

Nomura VIP International Core Equity Series—Standard Class Sub-Account
2025		2,025	$17.49 to $19.04	$21.65 to $23.69	$47,021	1.32%	0.10% to 0.60%	23.81% to 24.43%
2024	(k)	2,267	$17.63 to $19.13	$17.49 to $19.04	$42,079	1.83%	0.10% to 0.60%	(0.81)% to (0.47)%

Nomura VIP Small Cap Value Series-Standard Class Sub-Account
2025		276	$104.53 to $113.84	$112.39 to $123.01	$33,413	1.27%	0.10% to 0.60%	7.51% to 8.05%
2024		290	$94.47 to $102.37	$104.53 to $113.84	$32,188	1.35%	0.10% to 0.60%	10.65% to 11.21%
2023		325	$86.84 to $93.63	$94.47 to $102.37	$32,328	0.96%	0.10% to 0.60%	8.79% to 9.33%
2022		340	$99.37 to $106.61	$86.84 to $93.63	$30,836	0.83%	0.10% to 0.60%	(12.61)% to (12.18)%
2021		368	$74.37 to $79.39	$99.37 to $106.61	$37,969	0.85%	0.10% to 0.60%	33.61% to 34.28%

PIMCO VIT All Asset Portfolio-Institutional Class Sub-Account
2025		141	$23.69 to $25.80	$27.41 to $29.47	$4,116	4.67%	0.10% to 0.50%	13.77% to 14.23%
2024		154	$22.93 to $24.84	$23.69 to $25.80	$3,933	6.54%	0.10% to 0.60%	3.32% to 3.85%
2023		154	$21.30 to $22.97	$22.93 to $24.84	$3,779	3.02%	0.10% to 0.60%	7.64% to 8.17%
2022		193	$24.26 to $26.02	$21.30 to $22.97	$4,367	7.71%	0.10% to 0.60%	(12.18)% to (11.75)%
2021		226	$20.96 to $22.38	$24.26 to $26.02	$5,757	10.93%	0.10% to 0.60%	15.72% to 16.30%

PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class Sub-Account
2025		80	$22.90 to $24.21	$27.10 to $28.80	$2,271	2.86%	0.10% to 0.60%	18.36% to 18.95%
2024		111	$22.08 to $23.23	$22.90 to $24.21	$2,625	2.35%	0.10% to 0.60%	3.71% to 4.23%
2023		129	$24.07 to $25.20	$22.08 to $23.23	$2,926	15.72%	0.10% to 0.60%	(8.30)% to (7.84)%
2022		150	$22.26 to $23.19	$24.07 to $25.20	$3,707	22.74%	0.10% to 0.60%	8.14% to 8.68%
2021		141	$16.78 to $17.39	$22.26 to $23.19	$3,207	4.50%	0.10% to 0.60%	32.67% to 33.34%

PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class Sub-Account
2025		1,185	$33.13 to $35.03	$37.92 to $40.30	$46,775	7.05%	0.10% to 0.60%	14.46% to 15.03%
2024		1,249	$30.95 to $32.56	$33.13 to $35.03	$42,715	6.57%	0.10% to 0.60%	7.04% to 7.58%
2023		1,302	$27.98 to $29.29	$30.95 to $32.56	$41,330	5.84%	0.10% to 0.60%	10.61% to 11.17%
2022		1,344	$33.34 to $34.73	$27.98 to $29.29	$38,446	4.97%	0.10% to 0.60%	(16.09)% to (15.67)%
2021		1,305	$34.38 to $35.63	$33.34 to $34.73	$44,396	4.63%	0.10% to 0.60%	(3.00)% to (2.51)%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
2025		312	$17.97 to $19.58	$20.18 to $22.08	$6,790	4.67%	0.10% to 0.60%	12.25% to 12.81%
2024		314	$18.15 to $19.66	$17.97 to $19.58	$6,044	3.68%	0.10% to 0.60%	(0.95)% to (0.45)%
2023		306	$17.32 to $18.67	$18.15 to $19.66	$5,915	2.40%	0.10% to 0.59%	4.79% to 5.31%
2022		310	$19.55 to $20.97	$17.32 to $18.67	$5,679	1.64%	0.10% to 0.60%	(11.40)% to (10.96)%
2021		292	$20.49 to $21.87	$19.55 to $20.97	$6,029	5.16%	0.10% to 0.60%	(4.59)% to (4.11)%

PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account
2025		4,608	$19.60 to $21.34	$21.04 to $23.03	$103,294	3.47%	0.10% to 0.60%	7.36% to 7.90%
2024		4,872	$19.27 to $20.89	$19.60 to $21.34	$100,867	2.76%	0.10% to 0.60%	1.67% to 2.18%
2023		5,006	$18.68 to $20.14	$19.27 to $20.89	$101,200	3.14%	0.10% to 0.60%	3.21% to 3.72%
2022		5,184	$21.29 to $22.85	$18.68 to $20.14	$100,994	7.14%	0.10% to 0.60%	(12.30)% to (11.86)%
2021		5,437	$20.26 to $21.63	$21.29 to $22.85	$120,386	5.14%	0.10% to 0.60%	5.11% to 5.64%

PSF PGIM Jennison Blend Portfolio—Class II Sub-Account
2025		341	$73.24 to $79.77	$85.94 to $94.07	$31,814	0.00%	0.10% to 0.60%	17.34% to 17.93%
2024		352	$58.57 to $63.47	$73.24 to $79.77	$27,853	0.00%	0.10% to 0.60%	25.05% to 25.68%
2023	(j)	412	$57.32	$58.57 to $63.47	$25,502	0.00%	0.10% to 0.63%	2.96% to 3.38%

PSF PGIM Jennison Value Portfolio-Class II Sub-Account
2025		109	$79.10 to $84.69	$91.62 to $98.49	$10,623	0.00%	0.10% to 0.50%	3.84% to 16.29%
2024		121	$64.93 to $70.36	$79.10 to $84.69	$10,168	0.00%	0.10% to 0.50%	19.88% to 20.36%
2023		126	$56.93 to $61.38	$64.93 to $70.36	$8,787	0.00%	0.10% to 0.60%	14.06% to 14.63%
2022		132	$62.42 to $66.97	$56.93 to $61.38	$8,021	0.00%	0.10% to 0.60%	(8.80)% to (8.35)%
2021		143	$49.34 to $52.67	$62.42 to $66.97	$9,493	0.00%	0.10% to 0.60%	26.52% to 27.16%

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-66

Notes to financial statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PVC Equity Income Account-Class 1 Sub-Account
2025	1,335	$67.97 to $74.03	$78.04 to $85.42	$111,651	1.80%	0.10% to 0.60%	14.81% to 15.39%
2024	1,424	$59.21 to $64.16	$67.97 to $74.03	$102,795	2.07%	0.10% to 0.60%	14.80% to 15.38%
2023	1,579	$53.56 to $57.75	$59.21 to $64.16	$98,402	2.10%	0.10% to 0.60%	10.55% to 11.10%
2022	1,663	$60.20 to $64.58	$53.56 to $57.75	$93,017	1.90%	0.10% to 0.60%	(11.03)% to (10.59)%
2021	1,784	$49.45 to $52.79	$60.20 to $64.58	$111,694	1.98%	0.10% to 0.60%	21.73% to 22.34%

PVC MidCap Account-Class 1 Sub-Account
2025	75	$101.35 to $107.59	$107.44 to $109.39	$8,125	0.29%	0.10% to 0.20%	1.58% to 1.68%
2024	90	$84.65 to $89.54	$101.35 to $107.59	$9,582	0.24%	0.10% to 0.45%	19.73% to 20.15%
2023	100	$65.93 to $71.09	$84.65 to $89.54	$8,894	0.00%	0.10% to 0.45%	25.52% to 25.96%
2022	103	$86.12 to $92.39	$65.93 to $71.09	$7,236	0.19%	0.10% to 0.60%	(23.44)% to (23.05)%
2021	105	$69.02 to $73.68	$86.12 to $92.39	$9,513	0.13%	0.10% to 0.60%	24.78% to 25.40%

Royce Capital Fund Micro-Cap Portfolio-Investment Class Sub-Account
2025	17	$35.10 to $38.22	$40.46 to $43.49	$739	0.00%	0.10% to 0.50%	13.32% to 13.78%
2024	17	$31.06 to $33.66	$35.10 to $38.22	$649	0.00%	0.10% to 0.60%	12.99% to 13.56%
2023	26	$26.31 to $28.37	$31.06 to $33.66	$873	0.00%	0.10% to 0.60%	7.23% to 18.66%
2022	27	$34.12 to $36.61	$26.31 to $28.37	$764	0.00%	0.10% to 0.60%	(22.90)% to (22.51)%
2021	41	$26.41 to $28.19	$34.12 to $36.61	$1,467	0.00%	0.10% to 0.60%	29.20% to 29.85%

Royce Capital Fund Small-Cap Portfolio-Investment Class Sub-Account
2025	266	$29.28 to $31.88	$31.70 to $34.70	$9,134	1.86%	0.10% to 0.60%	8.28% to 8.82%
2024	281	$28.48 to $30.86	$29.28 to $31.88	$8,873	1.18%	0.10% to 0.60%	2.78% to 3.30%
2023	303	$22.75 to $24.53	$28.48 to $30.86	$9,243	0.90%	0.10% to 0.60%	25.17% to 25.80%
2022	317	$25.21 to $27.05	$22.75 to $24.53	$7,676	0.39%	0.10% to 0.60%	(9.74)% to (9.29)%
2021	352	$19.69 to $21.02	$25.21 to $27.05	$9,375	1.43%	0.10% to 0.60%	28.05% to 28.69%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2025	98	$53.52 to $56.28	$62.83 to $66.40	$6,375	0.00%	0.10% to 0.60%	17.40% to 17.98%
2024	118	$52.96 to $55.42	$53.52 to $56.28	$6,497	0.00%	0.10% to 0.60%	1.04% to 1.55%
2023	127	$51.75 to $53.88	$52.96 to $55.42	$6,907	0.00%	0.10% to 0.60%	2.35% to 2.86%
2022	138	$59.48 to $61.62	$51.75 to $53.88	$7,314	0.00%	0.10% to 0.60%	(13.00)% to (12.56)%
2021	136	$52.91 to $54.53	$59.48 to $61.62	$8,262	0.00%	0.10% to 0.60%	12.43% to 12.99%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2025	1,843	$28.33 to $30.20	$29.76 to $31.89	$57,601	4.29%	0.10% to 0.60%	5.08% to 5.61%
2024	1,803	$27.15 to $28.80	$28.33 to $30.20	$53,245	4.20%	0.10% to 0.60%	4.33% to 4.86%
2023	1,862	$26.03 to $27.47	$27.15 to $28.80	$52,327	3.30%	0.10% to 0.60%	4.31% to 4.84%
2022	2,027	$27.42 to $28.80	$26.03 to $27.47	$54,185	1.94%	0.10% to 0.60%	(5.09)% to (4.61)%
2021	2,071	$27.55 to $28.79	$27.42 to $28.80	$58,155	1.33%	0.10% to 0.60%	(0.47)% to 0.03%

Templeton Developing Markets VIP Fund-Class 1 Sub-Account
2025	1,450	$18.67 to $20.34	$27.22 to $29.79	$42,125	0.76%	0.10% to 0.60%	45.77% to 46.50%
2024	1,489	$17.40 to $18.85	$18.67 to $20.34	$29,508	4.04%	0.10% to 0.60%	7.33% to 7.87%
2023	1,431	$15.52 to $16.73	$17.40 to $18.85	$26,147	2.29%	0.10% to 0.60%	12.10% to 12.66%
2022	1,352	$19.94 to $21.39	$15.52 to $16.73	$21,887	2.94%	0.10% to 0.60%	(22.17)% to (21.78)%
2021	1,107	$21.23 to $22.66	$19.94 to $21.39	$22,946	1.05%	0.10% to 0.60%	(6.07)% to (5.60)%

Vanguard VIF Balanced Portfolio Sub-Account
2025	140	$39.27 to $40.20	$45.46 to $46.77	$6,479	1.69%	0.10% to 0.60%	3.08% to 16.35%
2024	134	$34.41 to $35.05	$39.27 to $40.20	$5,340	1.93%	0.10% to 0.60%	14.11% to 14.69%
2023	123	$30.28 to $30.69	$34.41 to $35.05	$4,284	2.02%	0.10% to 0.60%	13.64% to 14.21%
2022	140	$35.55 to $35.85	$30.28 to $30.69	$4,283	2.02%	0.10% to 0.60%	(14.81)% to (14.39)%
2021	134	$25.95 to $27.58	$35.55 to $35.85	$4,802	0.71%	0.10% to 0.60%	2.83% to 19.06%

B-67	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

continued

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Capital Growth Portfolio Sub-Account
2025	315	$76.17 to $80.09	$97.65 to $103.20	$32,248	1.21%	0.10% to 0.60%	28.21% to 28.85%
2024	291	$67.57 to $70.69	$76.17 to $80.09	$23,057	1.09%	0.10% to 0.60%	12.73% to 13.30%
2023	298	$53.11 to $55.29	$67.57 to $70.69	$20,815	1.03%	0.10% to 0.60%	27.22% to 27.85%
2022	300	$63.22 to $65.49	$53.11 to $55.29	$16,395	0.89%	0.10% to 0.60%	(15.99)% to (15.57)%
2021	309	$52.33 to $53.93	$63.22 to $65.49	$19,993	0.88%	0.10% to 0.60%	20.81% to 21.42%

Vanguard VIF Conservative Allocation Portfolio Sub-Account
2025	179	$30.80 to $31.53	$34.71 to $35.51	$6,280	2.17%	0.10% to 0.50%	12.17% to 12.62%
2024	112	$28.83 to $29.36	$30.80 to $31.53	$3,496	2.59%	0.10% to 0.60%	6.84% to 7.38%
2023	99	$25.78 to $26.12	$28.83 to $29.36	$2,894	1.97%	0.10% to 0.61%	6.85% to 12.40%
2022	91	$30.47 to $30.73	$25.78 to $26.12	$2,357	3.46%	0.10% to 0.60%	(15.40)% to (14.98)%
2021	109	$28.92 to $29.02	$30.47 to $30.73	$3,341	0.62%	0.10% to 0.56%	4.34% to 5.88%

Vanguard VIF Equity Index Portfolio Sub-Account
2025	2,972	$81.83 to $86.04	$95.74 to $101.17	$297,418	1.05%	0.10% to 0.60%	17.00% to 17.58%
2024	2,737	$65.94 to $68.99	$81.83 to $86.04	$233,020	1.25%	0.10% to 0.60%	24.09% to 24.72%
2023	2,645	$52.60 to $54.76	$65.94 to $68.99	$179,989	1.38%	0.10% to 0.60%	25.36% to 25.99%
2022	2,601	$64.71 to $67.04	$52.60 to $54.76	$140,644	1.35%	0.10% to 0.60%	(18.72)% to (18.31)%
2021	2,714	$50.64 to $52.20	$64.71 to $67.04	$179,891	1.22%	0.10% to 0.60%	27.78% to 28.42%

Vanguard VIF Global Bond Index Portfolio Sub-Account
2025	214	$23.20 to $23.64	$24.27 to $24.96	$5,309	2.73%	0.10% to 0.60%	3.21% to 5.59%
2024	169	$22.86 to $23.19	$23.20 to $23.64	$3,971	2.78%	0.10% to 0.50%	1.52% to 1.93%
2023	130	$21.57 to $21.80	$22.86 to $23.19	$3,008	1.77%	0.10% to 0.50%	3.77% to 6.41%
2022	86	$24.95 to $25.12	$21.57 to $21.80	$1,863	2.63%	0.10% to 0.50%	(13.56)% to (13.21)%
2021	75	$25.54 to $25.61	$24.95 to $25.12	$1,884	1.34%	0.10% to 0.50%	(2.33)% to (1.94)%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2025	1,547	$37.35 to $39.27	$40.53 to $42.84	$64,898	6.39%	0.10% to 0.60%	8.53% to 9.07%
2024	1,548	$35.30 to $36.93	$37.35 to $39.27	$59,398	5.58%	0.10% to 0.60%	5.81% to 6.34%
2023	1,570	$31.80 to $33.10	$35.30 to $36.93	$56,735	4.87%	0.10% to 0.60%	11.00% to 11.55%
2022	1,565	$35.29 to $36.56	$31.80 to $33.10	$50,758	5.06%	0.10% to 0.60%	(9.90)% to (9.45)%
2021	1,610	$34.25 to $35.30	$35.29 to $36.56	$57,834	4.03%	0.10% to 0.60%	3.06% to 3.57%

Vanguard VIF International Portfolio Sub-Account
2025	99	$36.24 to $37.10	$43.22 to $44.46	$4,377	0.85%	0.10% to 0.60%	19.25% to 19.85%
2024	116	$33.45 to $34.07	$36.24 to $37.10	$4,280	1.21%	0.10% to 0.60%	8.36% to 8.90%
2023	122	$29.35 to $29.74	$33.45 to $34.07	$4,135	1.66%	0.10% to 0.60%	13.97% to 14.54%
2022	154	$42.25 to $42.61	$29.35 to $29.74	$4,555	1.24%	0.10% to 0.60%	(30.54)% to (30.19)%
2021	111	$43.17 to $43.32	$42.25 to $42.61	$4,703	0.27%	0.10% to 0.60%	(2.13)% to (1.64)%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2025	1,548	$59.92 to $63.01	$66.44 to $70.21	$106,357	1.25%	0.10% to 0.60%	10.87% to 11.43%
2024	1,617	$52.39 to $54.81	$59.92 to $63.01	$99,656	1.40%	0.10% to 0.60%	14.38% to 14.96%
2023	1,762	$45.50 to $47.37	$52.39 to $54.81	$94,585	1.41%	0.10% to 0.60%	15.14% to 15.71%
2022	1,785	$56.38 to $58.41	$45.50 to $47.37	$82,945	1.12%	0.10% to 0.60%	(19.31)% to (18.90)%
2021	1,787	$45.61 to $47.01	$56.38 to $58.41	$102,675	1.07%	0.10% to 0.60%	23.61% to 24.23%

Vanguard VIF Moderate Allocation Portfolio Sub-Account
2025	213	$35.37 to $36.04	$40.85 to $42.02	$8,833	2.23%	0.10% to 0.60%	11.20% to 15.95%
2024	157	$32.25 to $32.73	$35.37 to $36.04	$5,613	2.35%	0.20% to 0.60%	9.66% to 10.10%
2023	155	$28.08 to $28.46	$32.25 to $32.73	$5,044	2.11%	0.20% to 0.60%	10.80% to 15.26%
2022	154	$33.60 to $33.88	$28.08 to $28.46	$4,356	2.58%	0.10% to 0.60%	(16.43)% to (16.01)%
2021	104	$30.71 to $30.81	$33.60 to $33.88	$3,510	1.21%	0.10% to 0.60%	9.42% to 9.96%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2025	730	$38.94 to $40.95	$39.91 to $42.18	$30,175	2.75%	0.10% to 0.60%	2.49% to 3.01%
2024	743	$37.40 to $39.13	$38.94 to $40.95	$29,760	3.48%	0.10% to 0.60%	4.11% to 4.64%
2023	945	$33.69 to $35.07	$37.40 to $39.13	$36,263	2.43%	0.10% to 0.60%	11.03% to 11.59%
2022	940	$45.98 to $47.63	$33.69 to $35.07	$32,400	1.90%	0.10% to 0.60%	(26.74)% to (26.37)%
2021	965	$32.99 to $34.00	$45.98 to $47.63	$45,268	1.79%	0.10% to 0.60%	39.37% to 40.07%

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1) ∎ Statement of Additional Information	B-68

Notes to financial statements

TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

					For the period ended December 31

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Small Company Growth Portfolio Sub-Account
2025	331	$56.42 to $59.32	$59.50 to $62.89	$20,461	0.46%	0.10% to 0.60%	5.47% to 6.00%
2024	414	$50.96 to $53.32	$56.42 to $59.32	$24,078	0.56%	0.10% to 0.60%	10.71% to 11.27%
2023	418	$42.85 to $44.61	$50.96 to $53.32	$21,900	0.39%	0.10% to 0.60%	18.93% to 19.53%
2022	395	$57.74 to $59.82	$42.85 to $44.61	$17,314	0.25%	0.10% to 0.60%	(25.80)% to (25.43)%
2021	383	$50.86 to $52.42	$57.74 to $59.82	$22,560	0.36%	0.10% to 0.60%	13.53% to 14.10%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2025	11,438	$26.61 to $27.99	$28.29 to $29.90	$334,537	3.36%	0.10% to 0.60%	6.30% to 6.83%
2024	10,664	$26.45 to $27.67	$26.61 to $27.99	$291,791	2.75%	0.10% to 0.60%	0.63% to 1.14%
2023	10,218	$25.20 to $26.23	$26.45 to $27.67	$276,930	2.44%	0.10% to 0.60%	4.95% to 5.47%
2022	9,912	$29.21 to $30.26	$25.20 to $26.23	$255,016	2.04%	0.10% to 0.60%	(13.73)% to (13.30)%
2021	9,973	$29.90 to $30.82	$29.21 to $30.26	$296,786	1.94%	0.10% to 0.60%	(2.30)% to (1.82)%

Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
2025	639	$37.39 to $38.27	$49.08 to $50.49	$31,977	2.57%	0.10% to 0.60%	31.25% to 31.91%
2024	511	$35.81 to $36.47	$37.39 to $38.27	$19,398	3.13%	0.10% to 0.60%	4.42% to 4.95%
2023	606	$31.18 to $31.59	$35.81 to $36.47	$21,960	2.86%	0.10% to 0.63%	14.85% to 15.43%
2022	625	$37.41 to $37.66	$31.18 to $31.59	$19,660	3.44%	0.10% to 0.70%	(16.43)% to 12.65%
2021	601	$34.64 to $34.73	$37.41 to $37.66	$22,548	0.66%	0.10% to 0.50%	7.99% to 8.42%

Vanguard VIF Total Stock Market Index Portfolio Sub-Account
2025	927	$53.15 to $54.41	$61.78 to $63.56	$58,388	1.03%	0.10% to 0.60%	16.23% to 16.82%
2024	597	$43.22 to $44.02	$53.15 to $54.41	$32,229	1.26%	0.10% to 0.60%	22.97% to 23.59%
2023	665	$34.52 to $34.99	$43.22 to $44.02	$29,075	1.09%	0.10% to 0.60%	25.20% to 25.82%
2022	614	$43.19 to $43.56	$34.52 to $34.99	$21,372	1.26%	0.10% to 0.60%	(20.07)% to (19.67)%
2021	526	$34.59 to $34.70	$43.19 to $43.56	$22,822	0.67%	0.10% to 0.60%	11.74% to 25.51%

VY CBRE Global Real Estate Portfolio-Class I Sub-Account
2025	141	$49.10 to $52.83	$52.13 to $56.38	$7,886	2.93%	0.10% to 0.60%	6.18% to 6.71%
2024	171	$49.21 to $52.69	$49.10 to $52.83	$8,922	3.20%	0.10% to 0.60%	(0.23)% to 0.28%
2023	158	$43.97 to $46.84	$49.21 to $52.69	$8,146	2.02%	0.10% to 0.60%	11.92% to 12.97%
2022	154	$58.93 to $62.47	$43.97 to $46.84	$7,065	3.27%	0.10% to 0.60%	(25.40)% to (25.02)%
2021	165	$44.09 to $46.51	$58.93 to $62.47	$10,047	2.89%	0.10% to 0.60%	33.66% to 34.33%

Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account
2025	544	$19.92 to $21.69	$22.17 to $23.83	$12,842	6.70%	0.10% to 0.50%	9.41% to 9.85%
2024	593	$18.72 to $20.28	$19.92 to $21.69	$12,706	6.38%	0.10% to 0.60%	6.42% to 6.95%
2023	647	$17.08 to $18.41	$18.72 to $20.28	$12,731	5.51%	0.10% to 0.60%	9.60% to 10.15%
2022	721	$19.91 to $21.36	$17.08 to $18.41	$12,838	6.63%	0.10% to 0.60%	(14.24)% to (13.81)%
2021	755	$19.77 to $21.11	$19.91 to $21.36	$15,644	4.49%	0.10% to 0.60%	0.72% to 1.22%

(a)	Does not include expenses of underlying fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2025. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2025.

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(g)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These total returns do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, with varying expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(i)	Sub-account commenced operations on April 30, 2021.
(j)	Sub-account commenced operations on December 8, 2023.
(k)	Sub-account commenced operations on April 26, 2024.

B-69	Statement of Additional Information ∎ TIAA Separate Account VA-5 (formerly, TIAA-CREF Life Separate Account VA-1)

Table of contents for audited statutory—basis financial statements

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-1

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

Opinions

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

(646) 471 3000

B-2	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2026

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-3

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2025	2024

ADMITTED ASSETS

Bonds	$222,873	$213,616

Preferred stocks	908	1,054

Common stocks	3,920	2,361

Mortgage loans	36,692	38,205

Real estate	3,424	3,518

Cash, cash equivalents and short-term investments	520	3,541

Contract loans	362	433

Derivatives	1,448	1,929

Securities lending collateral assets	2,474	1,373

Other invested assets	43,663	43,476

Total cash and invested assets	316,284	309,506

Investment income due and accrued	2,288	2,128

Net deferred federal income tax asset	1,783	1,799

Other assets	1,873	1,248

Separate account assets	58,134	53,294

Total admitted assets	$380,362	$367,975

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$263,239	$257,099

Dividends due to policyholders	2,312	2,308

Interest maintenance reserve	1,193	1,539

Borrowed money	110	100

Asset valuation reserve	6,358	6,172

Derivatives	831	98

Payable for collateral for securities loaned	2,474	1,373

Other liabilities	5,170	6,005

Separate account liabilities	57,002	52,231

Total liabilities	338,689	326,925

Capital and Contingency Reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	5,942	5,942

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	35,728	35,105

Total capital and contingency reserves	41,673	41,050

Total liabilities, capital and contingency reserves	$380,362	$367,975

B-4	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America	See notes to statutory-basis financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2025	2024	2023

REVENUES

Insurance and annuity premiums and other considerations	$21,842	$19,876	$19,457

Annuity dividend additions	2,314	2,723	3,065

Net investment income	14,612	13,931	13,640

Other revenue	360	355	357

Total revenues	$39,128	$36,885	$36,519

BENEFITS AND EXPENSES

Policy and contract benefits	$27,088	$26,499	$27,993

Dividends to policyholders	4,329	4,661	5,100

Increase in policy and contract reserves	5,213	3,648	3,905

Net operating expenses	1,440	1,645	1,636

Net transfers to (from) separate accounts	(1,294)	(906)	(3,082)

Total benefits and expenses	$36,776	$35,547	$35,552

Income before federal income taxes and net realized capital gains (losses)	$2,352	$1,338	$967

Federal income tax expense (benefit)	4	(125)	8

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(2,510)	(2,677)	(1,690)

Net income (loss)	$(162)	$(1,214)	$(731)

See notes to statutory-basis financial statements	Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-5

Statutory–basis statements of changes in capital and

contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2022	$3	$6,291	$36,435	$42,729

Net income (loss)	—	—	(731)	(731)

Change in net unrealized capital gains (losses) on investments, net of $(55) in taxes	—	—	230	230

Change in asset valuation reserve	—	—	(226)	(226)

Change in liability for reinsurance in unauthorized companies	—	—	1	1

Change in net deferred income tax	—	—	609	609

Change in post-retirement benefit liability	—	—	(4)	(4)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(126)	(126)

Other assets	—	—	(342)	(342)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(618)	(618)

Change in surplus in separate accounts	—	—	594	594

Balance, December 31, 2023	$3	$6,291	$35,822	$42,116

Net income (loss)	—	—	(1,214)	(1,214)

Change in net unrealized capital gains (losses) on investments, net of $(18) in taxes	—	—	73	73

Change in asset valuation reserve	—	—	701	701

Change in net deferred income tax	—	—	385	385

Change in post-retirement benefit liability	—	—	(6)	(6)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(309)	(309)

Other assets	—	—	(313)	(313)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(294)	(294)

Change in surplus of separate accounts	—	—	260	260

Change in surplus notes	—	(349)	—	(349)

Balance, December 31, 2024	$3	$5,942	$35,105	$41,050

Net income (loss)	—	—	(162)	(162)

Change in net unrealized capital gains (losses) on investments, net of $(210) in taxes	—	—	867	867

Change in asset valuation reserve	—	—	(186)	(186)

Change in liability for reinsurance in unauthorized companies	—	—	(6)	(6)

Change in net deferred income tax	—	—	237	237

Change in post-retirement benefit liability	—	—	(9)	(9)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(43)	(43)

Other assets	—	—	(109)	(109)

Change in surplus of separate accounts	—	—	34	34

Balance, December 31, 2025	$3	$5,942	$35,728	$41,673

B-6	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2025	2024	2023

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$21,850	$19,889	$19,457

Net investment income	13,912	13,422	12,967

Miscellaneous income	318	335	343

Total receipts	36,080	33,646	32,767

Policy and contract benefits	26,239	25,849	27,397

Operating expenses	1,217	1,665	1,536

Dividends paid to policyholders	2,011	1,990	1,943

Federal income taxes paid (received)	4	(40)	(31)

Net transfers to (from) separate accounts	(1,294)	(595)	(2,479)

Total Disbursements	28,177	28,869	28,366

Net cash from operations	7,903	4,777	4,401

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	25,763	20,226	24,883

Stocks	3,123	2,543	7,482

Mortgage loans and real estate	5,821	4,012	2,630

Other invested assets	4,996	3,885	2,950

Miscellaneous proceeds	312	1,026	1,331

Cost of investments acquired:

Bonds	34,574	21,469	21,896

Stocks	4,438	2,984	3,329

Mortgage loans and real estate	3,738	2,193	6,049

Other invested assets	4,960	5,484	10,056

Miscellaneous applications	3,205	1,338	1,071

Net cash used in investments	(10,900)	(1,776)	(3,125)

CASH FROM FINANCING AND OTHER

Surplus notes	1	(350)	—

Borrowed money	10	(60)	60

Net deposits on deposit-type contracts funds	63	104	(60)

Other cash provided (applied)	(98)	48	(1,780)

Net cash from financing and other	(24)	(258)	(1,780)

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(3,021)	2,743	(504)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	3,541	798	1,302

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$520	$3,541	$798

See notes to statutory-basis financial statements	Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-7

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a stock life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Governors (“Board of Governors”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

On December 4, 2025, the Company and its wholly owned subsidiary, TIAA-CREF Life Insurance Company (“TIAA Life”), executed an Agreement and Plan of Merger. Effective at the close of business on December 31, 2025, after the receipt of all required regulatory approvals, TIAA Life merged with and into the Company, with the Company as the surviving entity.

The merger was accounted for in accordance with SSAP 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TIAA Life on a statutory basis were carried forward to the merged company. The common capital stock of TIAA Life was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the merger continues to represent one share of the capital stock.

Summarized financial information for TIAA and TIAA Life presented separately for the current year and the periods prior to the merger is as follows:

	December 31, 2025
	TIAA	TIAA Life	Eliminations	Merged Totals
Total admitted assets	$361,260	$19,997	$(895)	$380,362
Total liabilities	319,587	19,112	(10)	338,689
Total capital and contingency reserves	41,673	885	(885)	41,673
Total revenues	38,348	780	—	39,128
Total benefits and expenses	36,090	686	—	36,776
Net income (loss)	(242)	80	—	(162)
Other surplus adjustments	862	(20)	(57)	785

	December 31, 2024
	TIAA	TIAA Life	Eliminations	Merged Totals
Total admitted assets	$349,971	$18,838	$(834)	$367,975
Total liabilities	308,918	18,013	(6)	326,925
Total capital and contingency reserves	41,053	825	(828)	41,050
Total revenues	36,260	685	(60)	36,885
Total benefits and expenses	34,936	611	—	35,547
Net income (loss)	(1,216)	62	(60)	(1,214)
Other surplus adjustments	158	(69)	59	148

	December 31, 2023
	TIAA	TIAA Life	Eliminations	Merged Totals
Total capital and contingency reserves	$42,111	$832	$(827)	$42,116
Total revenues	35,985	652	(118)	36,519
Total benefits and expenses	34,975	577	—	35,552
Net income (loss)	(674)	61	(118)	(731)
Other surplus adjustments	63	(126)	181	118

Eliminations included in the table above represent adjustments for TIAA’s investment in TIAA Life within total admitted assets and capital and contingency reserves, as well as related intercompany activity, including dividends paid from TIAA Life to TIAA included within total revenues and net income (loss).

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities, and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with

B-8	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

The Company also issues non-qualified annuity contracts with fixed and variable components, and funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans.

Note 2—significant accounting policies

Basis of Presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

Under Regulation No. 172 (11 NYCRR 83), the Department did not adopt certain NAIC SAP guidance, specifically subparagraph 4.a. of SSAP No. 26R, Bonds, and the third sentence in footnote 1 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to treat certain exchange traded funds (“ETFs”) designated by the Securities Valuation Office (“SVO”), (“SVO-Identified ETFs”), as qualifying for bond accounting treatment. Rather, the Department requires these SVO-identified ETFs to be reflected as equities under SSAP No. 30R, “Unaffiliated Common Stock”. However, if the ETF meets certain criteria, the asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) may be retained under SSAP No. 26R, and the ETF can be treated as a bond for the purpose of a domestic insurer’s risk based capital (“RBC”) report. The total balance of investment grade ETF holdings treated as equities as of December 31, 2025 and 2024, but treated as bonds for AVR, IMR and RBC, are $2,248 million and $648 million, respectively. This prescribed practice does not result in a difference to net income or capital and contingency reserves when compared to NAIC SAP.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP Annual Statement filed with the Department.

	For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2025	2024	2023

Net income, New York SAP			$(162)	$(1,214)	$(731)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(2)	(3)	(3)

Net income (loss), NAIC SAP			$(164)	$(1,217)	$(734)

Capital and surplus, New York SAP			$41,673	$41,050	$42,116

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred Premium Asset Limitation	51R, 61R	Other assets	—	—	1

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	15	17	19

Capital and surplus, NAIC SAP			$41,688	$41,067	$42,136

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98), Valuation of Life Insurance Reserves, Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held to account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Company’s RBC as of December 31, 2025 and 2024 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-9

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be available-for-sale (“AFS”) are carried at fair value rather than at amortized cost under NAIC SAP;

•

For held-to-maturity and AFS investments, lifetime expected credit losses are immediately recognized through the allowance for credit losses, and is adjusted at each reporting period. Under NAIC SAP, an impairment for securities other than asset-backed securities is recorded through earnings for the difference between amortized cost and fair value. For asset-backed securities, non-interest related other-than-temporary impairment (“OTTI”) losses shall be recorded through the AVR, while interest related other-than-temporary impairment losses may be recorded through the IMR in certain circumstances;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimable uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability under GAAP rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP.

B-10	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Upon acquisition, the Company classifies bonds as either issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). Bonds classified as ICO are supported entirely by the general creditworthiness of the issuer. Bonds classified as ABS are repaid by cash flows derived from specified underlying assets, subject to additional requirements related to credit enhancement and meaningful cash flows. Debt securities not meeting the criteria for either ICO or ABS classification are reported as debt securities not meeting the definition of a bond included in Other Invested Assets.

Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. The principal for Treasury Inflation Protected Securities (“TIPS”) bonds is adjusted based on inflation and is recorded as an unrealized gain or loss and amortized over the remaining life of the security. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds that the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Estimated future cash flows and expected prepayment speeds are used to determine the amortization of asset-backed securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain asset-backed securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding asset-backed securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For asset-backed securities and debt securities that do not qualify as bonds which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the asset-backed security’s effective interest rate.

For asset-backed securities and debt securities that do not qualify as bonds , when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-11

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

In periods subsequent to the recognition of an OTTI loss for an asset-backed security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss. Investment grade bond ETFs are accounted for as common stocks and are stated at fair value.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in “Other invested assets.” The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company evaluates the recoverability of income producing directly held real estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Invested Assets: Other invested assets primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s underlying equity percentage based on the respective entity’s most recent available audited US GAAP or International Financial Reporting Standards financial statements.

Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other invested assets include the Company’s investments in debt securities that do not qualify as bonds under the Principles-Based Bond Definition and shall be reported as non-bond debt securities in scope of SSAP No. 21—Other Admitted Assets. Other invested assets also include residual tranches which apply the Allowable Earned Yield measurement method elected and shall be reported in scope under SSAP No. 21—Other Admitted Assets.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis

B-12	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if an OTTI has occurred. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to one year at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions.

Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. The gains or losses on these contracts are recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. The gains or losses on these contracts are recognized as realized capital gains (losses) and are subject to IMR or AVR treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums and accretion of derivative discounts, swap coupon cash flows and income accruals are recorded as a component of net investment income. The gains or losses on these contracts are recognized as realized capital gains (losses) and are subject to IMR or AVR treatment.

The Company monitors the unrealized loss position for replication credit default swaps. If it is determined that a decline in fair value is other than temporary, the cost basis will be written down to fair value and the amount of the write down is accounted for as a realized loss.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

The net premiums and discounts of derivative trades are reported on the cash flow statement as either miscellaneous proceeds within proceeds from investments sold, matured or repaid or miscellaneous applications within cost of investments acquired. Upon termination, the net proceeds and payments are recorded on the cash flow statement as miscellaneous proceeds from investments sold, matured or repaid or miscellaneous applications within cost of investments acquired.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the General Account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract. Separate account premiums and other considerations are recorded as income within “Insurance and annuity premiums and other

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-13

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

considerations” and as an offsetting expense within “Net transfers to (from) separate accounts”. Separate account benefits and surrenders are recorded as expenses within “Policy and contract benefits” with an offsetting contra expense within “Net transfers to (from) separate accounts”. Transfers to or from the general account products from or to the separate account products are recorded within the “Net transfers to (from) separate accounts”.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2025	2024	Change

Net deferred federal income tax asset	$3,293	$3,250	$43

Furniture and electronic data processing equipment	818	705	113

Invested assets	885	880	5

Prepaid expenses	185	195	(10)

Other	222	221	1

Total	$5,403	$5,251	$152

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2025	2024

EDP equipment and computer software	$2,422	$2,287

Furniture and equipment and leasehold improvements	$233	$204

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Reverse Repurchase Agreement: Reverse repurchase agreements are agreements to purchase and resell short-term securities. Reverse repurchase agreements are generally accounted for as secured borrowings. The assets transferred stay on the transferee’s balance sheet. The Company records the amount paid for these securities purchased under agreements to resell in short-term investments.

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

B-14	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial guidelines and statutory regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported within other income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity non-participating contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity non-participating contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-15

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory - Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2025	2024	2023

Exchange/transfer/conversion/distribution of invested assets	$5,730	$6,047	$4,192

Annuity dividend additions	$2,314	$2,723	$3,065

Capitalized interest	$482	$392	$339

Interest credited on deposit-type contracts	$674	$660	$490

Application of new accounting pronouncements:

Recently Issued Accounting Guidance:

The NAIC adopted 2024-10, Book Value Separate Accounts, in February 2025. Adopted revisions clarify measurement method guidance and prescribe guidance for how transfers to/from the general account and a book value separate account shall be recognized, which will ultimately result in a net zero impact in the IMR between the selling account and the purchasing account. The revisions are effective January 1, 2026. The Company is currently evaluating the impact of adoption; however, it is not expected to have a material impact to the financial statements.

The NAIC adopted 2025-13, Residential Mortgage Loans Held in Statutory Trusts, in December 2025. These revisions add residential mortgage loans held in qualifying investment trusts to the scope of SSAP 37, Mortgage Loans. Additionally, the guidance requires reporting of these residential mortgage loans as Mortgage Loans. The revised guidance is effective January 1, 2027 with early adoption permitted beginning January 1, 2026. The Company plans to early adopt this guidance which will result in the reclassification of approximately $800 million of residential mortgage loans held in a trust from Other Invested Assets to Mortgage Loans.

Recently Adopted Accounting Pronouncements:

During 2023 and 2024, the NAIC adopted several issuances under the overarching principles-based bond definition project. These issuances primarily revised SSAP No. 26, Bonds; SSAP No. 43, Asset-Backed Securities; and SSAP No. 21, Other Admitted Assets. The revisions provide a principles-based framework for bond classification. To be classified as a bond, an investment must qualify as either an ICO or an ABS within the updated framework. Investments not meeting this definition shall not be classified as bonds. The Company adopted the revisions effective January 1, 2025. The total carrying value of investments reclassified from Bonds to Other Invested Assets upon reevaluation under the updated framework was not material to the Company’s financial statements.

In March 2024, the NAIC adopted revisions to SSAP 21, Other Admitted Assets, to prescribe the accounting guidance (measurement method) for all residual interests regardless of legal form. Upon adoption, residual interests will be reported initially at cost. Subsequent to initial acquisition, residuals will be reported either 1) at the lower of amortized cost or fair value under the Allowable Earned Yield method, or 2) using the calculated practical expedient method. The Allowable Earned Yield method is based on a discounted cash flow methodology and allows for cash receipts to be recorded as investment income up to the calculated allowable yield, with the excess cash flow applied to the amortized cost balance. The practical expedient is a cost recovery method, resulting in no interest income recognition until the residual interest has a carrying value of zero. The Company elected to use the Allowable Earned Yield method, which was adopted January 1, 2025 on a prospective basis using the December 31, 2024 carrying value as the starting point of the calculation. The adoption of this guidance did not have a material impact to the Company’s financial statements.

The NAIC adopted 2024-22, ASU 2024-01—Scope Application of Profits Interest and Similar Awards, in February 2025 which adopted with modification FASB ASU 2024-01. The revisions require reporting entities which issue profits interest or similar awards as compensation to either employees or non-employees in exchange for goods or services to apply the guidance in SSAP 104, Share-Based Payments to determine whether the award is a share-based payment transaction and in scope of SSAP 104. This guidance was effective December 31, 2025 and did not have a material impact to the Company’s financial statements.

B-16	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2025
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Issuer Credit Obligations:

U.S. governments	$16,257	$51	$(2,030)	$14,278

Non-U.S. sovereign jurisdiction securities	3,617	118	(197)	3,538

Municipal bonds–general obligations	1,807	28	(113)	1,722

Municipal bonds–special revenues	13,380	66	(1,453)	11,993

Single entity backed obligations	776	1	(108)	669

Project finance bonds issued by operating entities	8,374	71	(719)	7,726

Mortgage loans that qualify as SVO-identified credit tenant loans	141	—	(10)	131

Corporate bonds	127,164	1,378	(11,264)	117,278

Bonds issued by funds representing operating entities	137	—	(19)	118

Bank loans	9,203	56	(269)	8,990

Other issuer credit obligations	216	3	(1)	218

Total ICO	$181,072	$1,772	$(16,183)	$166,661

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value		Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Issuer Credit Obligations:		(in millions	)

U.S. governments	$18,668	$40		$(2,701)	$16,007

Non-U.S. sovereign jurisdiction securities	3,577	53		(328)	3,302

Municipal bonds–general obligations	959	1		(131)	829

Municipal bonds–special revenues	13,026	61		(1,640)	11,447

Single entity backed obligations	653	5		(21)	637

Project finance bonds issued by operating entities	8,154	65		(812)	7,407

Mortgage loans that qualify as SVO-identified credit tenant loans	111	0		(7)	104

Corporate bonds	118,100	802		(13,133)	105,769

Bonds issued by funds representing operating entities	155	—		(11)	144

Bank loans	10,157	91		(235)	10,013

Other issuer credit obligations	27	—		—	27

Total ICO	$173,587	$1,118		$(19,019)	$155,686

	2025
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Asset-Backed Securities:

Financial asset-backed securities–self-liquidating	$30,081	$412	$(1,609)	$28,884

Financial asset-backed securities–not self-liquidating	617	1	(8)	610

Non-financial asset-backed securities–practical expedient	3,553	78	(59)	3,572

Non-financial asset-backed securities–full analysis	7,550	94	(178)	7,466

Total ABS	$41,801	$585	$(1,854)	$40,532

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-17

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Asset-Backed Securities:

Financial asset-backed securities—self-liquidating	$39,447	$336	$(2,859)	$36,924

Financial asset-backed securities—not self-liquidating	46	13	(2)	57

Non-financial asset-backed securities—practical expedient	536	4	(27)	513

Non-financial asset-backed securities—full analysis	—	—	—	—

Total ABS	$40,029	$353	$(2,888)	$37,494

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for asset-backed securities and debt securities that no longer qualify as bonds. Where decline in value is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2025

Issuer Credit Obligations	$14,989	$(332)	$14,657	$114,842	$(15,535)	$99,307

Asset-Backed Securities	2,671	(92)	2,579	24,313	(1,797)	22,516

Total bonds	17,660	(424)	17,236	139,155	(17,332)	121,823

Unaffiliated common stocks	124	(40)	84	250	(45)	205

Preferred stocks	25	(6)	19	161	(43)	118

Total bonds and stocks	$17,809	$(470)	$17,339	$139,566	$(17,420)	$122,146

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2024

Issuer Credit Obligations	$25,799	$(769)	$25,030	$107,206	$(16,314)	$90,892

Asset-Backed Securities	5,554	(142)	5,412	38,951	(4,385)	34,566

Total bonds	31,353	(911)	30,442	146,157	(20,699)	125,458

Unaffiliated common stocks	310	(9)	301	851	(50)	801

Preferred stocks	—	—	—	152	(40)	112

Total bonds and stocks	$31,663	$(920)	$30,743	$147,160	$(20,789)	$126,371

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. As of December 31, 2025, 97% of unrealized losses were from investment grade bonds. Based upon the Company’s

B-18	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below (in millions). Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

	December 31, 2025		December 31, 2024
Issuer Credit Obligation	Book/Adjusted Carrying Value	Estimated Fair Value	Book/Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$6,164	$6,163	$15,041	$14,810

Due after one year through five years	35,671	34,965	39,610	38,266

Due after five years through ten years	42,896	42,171	34,832	32,823

Due after ten years through twenty years	51,784	46,811	47,302	41,088

Due after twenty years	44,557	36,551	36,802	28,699

Subtotal of ICO	$181,072	$166,661	$173,587	$155,686

Asset-Backed Securities

Due in one year or less	$391	$433	$553	$550

Due after one year through five years	2,131	2,190	2,011	1,987

Due after five years through ten years	2,882	2,873	2,822	2,747

Due after ten years through twenty years	15,982	15,664	15,151	14,371

Due after twenty years	20,415	19,372	19,492	17,839

Subtotal of ABS	$41,801	$40,532	$40,029	$37,494

Total Bonds	$222,873	$207,193	$213,616	$193,180

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31, for issuer credit obligations and asset-backed securities bonds.

	2025	2024

Corporate Bonds	57.2%	62.6%

Other Asset-Backed	7.6%	7.4%

U.S. Government Obligations	7.3%	6.1%

Municipal Bonds–Special Revenue	6.0%	5.9%

Agency commercial mortgage-backed securities / residential mortgage-backed securities	5.0%	7.6%

Non-Agency commercial mortgage-backed securities / residential mortgage-backed securities	4.6%	3.1%

Bank Loans	4.1%	4.7%

Project Finance Bonds	3.7%	—%

Non-U.S. Sovereign Jurisdiction	1.6%	1.5%

Non-Agency collateralized loan obligations/collateralized bond obligations/collateralized debt obligations	1.0%	0.7%

Municipal Bonds–General Obligations	0.8%	0.3%

Other	1.1%	0.1%

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2025		2024

NAIC 1 and 2	$203,129	91.1%	$191,933	89.8%

NAIC 3 through 6	19,744	8.9	21,683	10.2

Total	$222,873	100.0%	$213,616	100.0%

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-19

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Asset-backed Securities: The near-term prepayment assumptions for asset-backed securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2025 and 2024, the Company recognized OTTI on asset-backed securities of $118 million and $115 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2025	2024

Carrying amount of bonds and stocks denominated in foreign currency	$8,902	$6,646

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$1,232	$1,097

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2025	2024

Commercial loans	$31,937	$33,005

Mezzanine loans	859	1,506

Residential loans	3,896	3,694

Total	$36,692	$38,205

The maximum and minimum lending rates for mortgage loans originated or purchased during 2025 and 2024 are as follows:

	2025		2024
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	7.75%	3.50%	12.00%	3.95%

Mezzanine loans	N/A	N/A	12.58%	12.58%

Residential loans	7.63%	4.50%	N/A	N/A

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages, originated or purchased during 2025 and 2024 are as follows:

	Maximum LTV
Loan Type	2025	2024

Commercial loans	76.2%	113.6%

Mezzanine loans	N/A	52.1%

Residential loans	80.0%	N/A

There were no mezzanine mortgage loans originated or purchased during 2025. There were no residential mortgage loans originated or purchased during 2024.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2025 and 2024 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

B-20	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The following table provides the recorded investment on impaired loans with or without an allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, (in millions):

	Mortgage Loans
	2025	2024	2023

With allowance for credit losses–Commercial	$229	$677	$941

With allowance for credit losses–Residential	—	—	—

No allowance for credit losses–Commercial	692	490	619

No allowance for credit losses–Residential	—	—	—

Total	$921	$1,167	$1,560

Subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan	$180	$124	$221

The following table provides information for investment in impaired loans for the years ended December 31, (in millions):

	Commercial
	2025	2024	2023

Average recorded investment	$921	$1,167	$1,560

Interest income recognized	$37	$48	$71

Recorded investments on nonaccrual status	$836	$1,095	$360

Amount of interest income recognized using a cash-basis method of accounting	$—	$—	$—

Credit quality

For commercial and mezzanine mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio, and delinquency. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial and mezzanine mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2025	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$9,031	$18,671	$27,702	84.0%

Less than 1.20x	3,093	1,673	4,766	14.5%

Construction	222	275	497	1.5%

Total	$12,346	$20,619	$32,965	100.0%

	Recorded Investment—Commercial and Mezzanine

	Loan-to-value Ratios
2024	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$10,139	$18,131	$28,270	81.4%

Less than 1.20x	3,885	2,066	5,951	17.1%

Construction	—	531	531	1.5%

Total	$14,024	$20,728	$34,752	100.0%

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-21

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in residential mortgage loans at December 31, are as follows (in millions):

	2025		2024
Residential	Recorded Investment	% of total	Recorded Investment	% of total

Credit quality indicators:

Performing	$3,902	99.6%	$3,704	99.7%

Nonperforming	15	0.4%	10	0.3%

Total	$3,917	100.0%	$3,714	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

	Residential		Commercial
2025	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,882	$—	$32,102	$720	$36,704

30-59 days past due	$—	$19	$—	$—	$47	$66

60-89 days past due	$—	$1	$—	$—	$—	$1

90-179 days past due	$—	$5	$—	$—	$—	$5

180+ days past due	$—	$10	$—	$—	$96	$106

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,046	$862	$4,908

	Residential		Commercial
2024	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,682	$—	$33,155	$1,447	$38,284

30-59 days past due	$—	$18	$—	$—	$—	$18

60-89 days past due	$—	$4	$—	$—	$—	$4

90-179 days past due	$—	$5	$—	$64	$—	$69

180+ days past due	$—	$4	$—	$—	$86	$90

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,024	$1,533	$5,557

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31:

	Mortgage Loans by Property Type (Commercial & Residential):
	2025	2024
	% of Total	% of Total

Apartments	27.3%	26.3%

Office buildings	20.9	22.3

Industrial buildings	17.0	15.2

Shopping centers	12.7	14.6

Other–commercial	11.5	11.9

Residential	10.6	9.7

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2025		2024
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

Pacific	19.2%	44.2%	21.0%	44.2%

South Atlantic	16.5	15.4	16.2	16.1

Middle Atlantic	16.9	8.2	17.8	8.5

South Central	8.5	10.3	9.9	10.6

North Central	10.8	5.2	9.0	5.3

B-22	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	Mortgage Loans by Geographic Distribution:
	2025		2024
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

New England	7.7	3.2	7.8	2.7

Mountain	2.5	13.5	2.2	12.6

Other	17.9	—	16.1	—

Total	100.0%	100.0%	100.0%	100.0%

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2025	2024
	Carrying Value	Carrying Value

Due in one year or less	$5,304	$4,187

Due after one year through five years	18,387	20,702

Due after five years through ten years	8,768	8,603

Due after ten years	4,233	4,713

Total	$36,692	$38,205

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2025 or 2024.

Note 5—real estate

At December 31, 2025 and 2024, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $328 million of third party mortgage encumbrances as of December 31, 2025, and $439 million for December 31, 2024.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2025	2024
	% of Total	% of Total

Industrial buildings	54.1%	53.7%

Office buildings	22.3	22.3

Apartments	15.2	15.8

Retail	4.7	4.5

Mixed-use projects	2.1	2.1

Farmland (Vineyard)	1.3	1.3

Land under development	0.3	0.3

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2025	2024
	% of Total	% of Total

Pacific	30.3%	31.1%

South Atlantic	20.6	22.5

Mountain	16.7	16.6

South Central	11.8	10.7

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-23

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	Directly Owned Real Estate by Geographic Region:
	2025	2024
	% of Total	% of Total

Middle Atlantic	9.8	9.7

North Central	10.8	9.4

Total	100.0%	100.0%

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as “Common stock” or “Other invested assets”. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2025	2024

Net carrying value of the SCA entities

Reported as common stock	$216	$183

Reported as other invested assets	27,674	27,749

Total net carrying value	$27,890	$27,932

As of December 31, 2025 and 2024, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any material investments in foreign insurance subsidiaries. The Company did not have any significant investments in non-insurance SCA entities reported as common stocks as of December 31, 2025 and 2024.

As of December 31, 2025 and 2024, the Company held $266 million and $155 million in bonds of affiliates, respectively.

As of December 31, 2025 and 2024, the net amount due to SCA entities was $367 million and $528 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $801 million and $646 million as of December 31, 2025 and 2024, respectively.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies by excluding immaterial assets that are not audited. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $9,223 million and $9,161 million as of December 31, 2025 and 2024, respectively. Significant holdings as of December 31, are as follows (in millions):

	2025	2024

Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$1,106	$1,030

T-C Europe LP	1,094	962

Demeter Agricultural Properties, LLC	512	437

ND Properties LLC	413	377

TGA APAC Fund Holdings LLC	406	381

Occator Agricultural Properties, LLC	389	425

TIAA Super Regional Mall Member Sub LLC	358	365

TGA European RE Holdings I LLC	347	384

NGFF Holdco, LLC	291	302

NGTF Holdco LLC	275	292

TIAA Infrastructure Investments, LLC	263	242

T-C Lux Fund Holdings LLC	249	225

730 Digital Infra LLC	247	130

TGA European RE Holdings III LLC	224	—

TGA MKP Member LLC	192	200

TGA Sparrow Investor LLC	186	201

T-C Waterford Blue Lagoon LLC	168	175

T-C MV Member LLC	163	185

B-24	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	2025	2024

Subsidiary	Carrying Value	Carrying Value

TEFF Holdco LLC	146	98

T-C UK RE Holdings III LLC	145	140

TIAA NBS LLC	142	136

730 Data Centers, LLC	141	226

TGA JL MCF II Investor Member LLC	122	130

T-C MV Member II LLC	118	153

TIAA GCREIT Holdings LLC	114	185

T-C SV Member LLC	114	105

TGA Sparrow II Investor LLC	110	116

TIAA GTR Holdco LLC	96	117

TGA SS Self Storage Portfolio Inv Mbr LLC	86	108

TGA Peaceable Investor Member LLC	60	70

Other	946	1,264

Total	$9,223	$9,161

Note 7—other invested assets

As of December 31, 2025 and 2024, the components of the Company’s carrying value in “Other invested assets” are (in millions):

	2025	2024

Affiliated other invested assets	$27,674	$27,749

Unaffiliated other invested assets	15,748	15,212

Receivables for securities, derivative collateral and line of credit	241	515

Total other invested assets	$43,663	$43,476

As of December 31, 2025 and 2024, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2025	2024

Real estate and mortgage loans	$10,110	$10,592

Operating subsidiaries and affiliates	6,165	6,257

Investment subsidiaries	4,599	4,274

Agriculture and timber	5,286	4,973

Energy and infrastructure	1,514	1,653

Total affiliated other invested assets	$27,674	$27,749

Of the $6,165 million and $6,257 million of operating subsidiaries and affiliates as of December 31, 2025 and 2024, $5,789 million and $5,917 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2025 and 2024, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for “Other invested assets” for which the carrying value is not expected to be recovered:

	2025	2024	2023

Operating Subsidiaries	$1,198	$1,150	$1,013

All Other	1,117	219	166

Total	$2,315	$1,369	$1,179

The following table presents the carrying value for “Other invested assets” denominated in foreign currency for the years ended December 31, (in millions):

	2025	2024

Other invested assets denominated in foreign currency	$1,592	$1,190

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-25

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2025, is shown below by asset category (in millions):

	2026	In later years	Total Commitments

Bonds	$1,480	$2,695	$4,175

Mortgage loans	509	—	509

Real estate	5	1	6

Other invested assets	2,675	9,130	11,805

Total	$4,669	$11,826	$16,495

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other invested assets, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2025	2024	2023

Bonds	$10,245	$9,959	$9,500

Stocks	333	279	141

Mortgage loans	1,738	1,773	1,759

Real estate	472	499	492

Derivatives	280	297	299

Other invested assets	2,535	2,202	2,292

Cash, cash equivalents and short-term investments	61	87	78

Contract loans	19	3	3

Total gross investment income	15,683	15,099	14,564

Less investment expenses	(1,222)	(1,376)	(1,359)

Net investment income before amortization of IMR	14,461	13,723	13,205

Plus amortization of IMR	151	208	435

Net investment income	$14,612	$13,931	$13,640

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, are as follows (in millions):

	2025	2024

Gross	$2,288	$2,128

Nonadmitted	—	—

Total admitted interest income due and accrued	$2,288	$2,128

The cumulative amounts of paid-in-kind (“PIK”) interest included in the current principal balance for the years ended December 31, are as follows (in millions):

	2025	2024

Cumulative amounts of PIK interest included in the current principal balance	$1,520	$1,582

B-26	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2025	2024	2023

Bonds	$(373)	$(615)	$(479)

Stocks	39	(33)	(718)

Mortgage loans	(269)	(722)	(402)

Real estate	49	98	60

Derivatives	(152)	(108)	(43)

Other invested assets	(2,065)	(1,582)	(1,249)

Cash, cash equivalents and short-term investments	66	23	86

Total before capital gains taxes and transfers to IMR	(2,705)	(2,939)	(2,745)

Transfers to IMR	195	262	1,047

Capital gain/loss tax benefit (expense)	—	—	8

Net realized capital losses less capital gains taxes, after transfers to IMR	$(2,510)	$(2,677)	$(1,690)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2025	2024	2023

Other-than-temporary impairments:

Bonds	$266	$505	$214

Stocks	104	45	57

Mortgage loans	202	702	364

Real estate	8	68	100

Other invested assets	2,315	1,369	1,179

Total	$2,895	$2,689	$1,914

Information related to the sales of long-term bonds are as follows for the years ended December 31, (in millions):

Sales of long term bonds (ICO)	2025	2024	2023

Proceeds from sales	$7,161	$5,904	$9,977

Gross gains on sales	63	90	117

Gross losses on sales	201	159	279

Sales of long term bonds (ABS)	2025	2024	2023

Proceeds from sales	$1,549	$559	$3,698

Gross gains on sales	16	1	80

Gross losses on sales	19	21	104

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. In accordance with the Company’s valuation and impairment process, the investments which are deemed held for sale will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis,

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-27

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $840 million and $740 million for the years ended December 31, 2025 and 2024, respectively, and total unfunded commitments were $165 million and $232 million for the years ended December 31, 2025 and 2024, respectively. For these investments, redemptions are prohibited prior to liquidation.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2025 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2		Level 3	NAV

Assets:

Bonds:

Issuer Credit Obligations	$166,661	$181,072	$—	$166,205		$456	$—

Asset-Backed Securities	40,532	41,801	—	40,009		523	—

Total Bonds	207,193	222,873	—	206,214		979	—

Common stock(1)	3,704	3,704	3,168	97		439	—

Preferred stock	877	908	—	829		48	—

Mortgage loans	33,869	36,692	—	—		33,869	—

Derivatives	79	1,448	—	(947	) #	1,026	—

Other invested assets(1)	581	527	—	581		—	—

Contract loans	362	362	—	—		362	—

Separate account assets	58,101	58,134	30,044	5,147		22,070	840

Cash, cash equivalents & short term investments	519	520	90	427		2	—

Total	$305,285	$325,168	$33,302	$212,348		$58,795	$840

B-28	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$19,023	$19,023	$—	$—	$19,023		$—

FHLB debt	110	110	—	—	110		—

Separate account liabilities	57,002	57,002	—	—	57,002		—

Derivatives	703	831	—	734	(31	)*	—

Total	$76,838	$76,966	$—	$734	$76,104		$—

(1)	Excludes investments accounted for under the equity method.
#	The negative amount in the asset table represents the negative fair value of effective asset swaps, bond forwards, certain effective cross currency swaps and replications.
*

The negative amount in the liabilities table represents the positive market value of certain effective cross currency swaps and Tranched Credit Default Index Replications that were traded at a discount.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2024 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Assets:

Issuer Credit Obligations	$155,686	$173,587	$—	$154,896	$790	$—

Asset-Backed Securities	37,494	40,029	—	36,890	604	—

Total Bonds	193,180	213,616	—	191,786	1,394	—

Common stock(1)	2,178	2,178	1,553	139	486	—

Preferred stock	1,024	1,054	53	910	61	—

Mortgage loans	34,053	38,205	—	—	34,053	—

Derivatives	930	1,929	—	54	876	—

Other invested assets(1)	229	216	—	229	—	—

Contract loans	433	433	—	—	433	—

Separate account assets	53,154	53,294	26,679	4,162	21,573	740

Cash, cash equivalents & short term investments	3,543	3,541	310	3,219	14	—

Total	$288,724	$314,466	$28,595	$200,499	$58,890	$740

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$18,288	$18,288	$—	$—	$18,288		$—

FHLB debt	100	100	—	—	100		—

Separate account liabilities	52,231	52,231	—	—	52,231		—

Derivatives	(28)	98	—	47	(75	)*	—

Total	$70,591	$70,717	$—	$47	$70,544		$—

(1)	Excludes investments accounted for under the equity method.

*	The negative amount in the liabilities table represents the positive market value of the Tranched Credit Default Index Replications that were traded at a discount.

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2025 and 2024. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-29

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bond ETFs are classified as common stock and are valued using quoted market prices.

Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for asset-backed securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps, credit default swaps, bond forwards, total return swaps and swaptions. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 include surplus notes and debt securities that do no qualify as bonds within other invested assets that are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Additionally, for residual tranches or interests, valuation may be based on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds that are valued principally by third party pricing services using market observable inputs.

Cash equivalents, short term investments and common stock included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for issuer credit obligations, asset-backed securities, debt securities that do not qualify as bonds within other invested assets, and short-term investments included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 18—FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

B-30	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

FHLB debt provides additional liquidity to the Company to support general business operations. FHLB debt held by the Company is generally comprised of short term advances and is reflected as borrowed money within the Company’s financial statements. Borrowings outstanding at December 31, 2025 and 2024, had maturity dates less than three business days from the reporting date. Accordingly, the fair value of the debt is valued using the par value, which approximates fair value.

Deposit-type contracts include FHLB funding agreements, funding agreements issued directly to states, and other deposit-type contracts. FHLB funding agreements are used in an investment spread capacity and are valued using the par value, which approximates fair value. Funding agreements issued directly to states and other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2025
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

Issuer Credit Obligation	$—	$1,194	$—	$—	$1,194

Asset-Backed Securities	—	350	3	—	353

Total bonds	$—	$1,544	$3	$—	$1,547

Common stock

Industrial and miscellaneous	$3,169	$97	$439	$—	$3,705

Total common stocks	$3,169	$97	$439	$—	$3,705

Preferred stock	$—	$768	$48	$—	$816

Total preferred stocks	$—	$768	$48	$—	$816

Derivatives

Foreign exchange contracts	$—	$233	$—	$—	$233

Credit default swaps	—	—	—	—	—

Total derivatives	$—	$233	$—	$—	$233

Separate accounts assets	$30,006	$1,813	$22,070	$840	$54,729

Total assets at fair value	$33,175	$4,455	$22,560	$840	$61,030

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$3	$—	$—	$3

Foreign exchange contracts	—	437	—	—	437

Total liabilities at fair value	$—	$440	$—	$—	$440

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-31

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	2024
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

Issuer Credit Obligation	$—	$1,079	$—	$—	$1,079

Asset-Backed Securities	—	637	—	—	637

Total bonds	$—	$1,716	$—	$—	$1,716

Common stock

Industrial and miscellaneous	$1,553	$139	$486	$—	$2,178

Total common stocks	$1,553	$139	$486	$—	$2,178

Preferred stock	$52	$848	$61	$—	$961

Total preferred stocks	$52	$848	$61	$—	$961

Derivatives

Foreign exchange contracts	$—	$779	$—	$—	$779

Total derivatives	$—	$779	$—	$—	$779

Separate accounts assets	$26,654	$1,241	$21,573	$740	$50,208

Total assets at fair value	$28,259	$4,723	$22,120	$740	$55,842

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$5	$—	$—	$5

Foreign exchange contracts	—	34	—	—	34

Total liabilities at fair value	$—	$39	$—	$—	$39

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2025 (in millions):

	Balance at 1/1/2025	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2025

Issuer Credit Obligations	$—	$7	[a]	$(3)[b]	$(3)	$(1)	$—	$—	$—	$—	$—

Asset-Backed Securities	—	4	[a]	—	—	—	—	—		(1)	3

Common stock	486	—		(9)[b]	34	(31)	1,191	—	(1,232)	—	439

Preferred stock	61	—		—	2	(12)	—	—	(3)	—	48

Separate account assets	21,573	—		—	97	37	1,717	—	(943)	(411)	22,070

Total	$22,120	$11		$(12)	$130	$(7)	$2,908	$—	$(2,178)	$(412)	$22,560

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds and common stocks into Level 3 that were measured and reported at fair value.

B-32	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2024 (in millions):

	Beginning balance at 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024

Issuer Credit Obligations	$—	$—	$—	$(4)	$3	$—	$1	$—	$—	$—

Common stock	505	—	—	26	(25)	2,210	—	(2,230)	—	486

Preferred stock	74	9a	—	(7)	(4)	—	—	(11)	—	61

Separate account assets	24,290	—	—	(356)	(1,394)	774	—	(1,679)	(62)	21,573

Total	$24,869	$9	$—	$(341)	$(1,420)	$2,984	$1	$(3,920)	$(62)	$22,120

(a)	The Company transferred Preferred stock into Level 3 that is measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

ABS

Residential mortgage-backed securities (“RMBS”)	$3	Discounted cash Flow	Discount rate	6.3%	6.3%

Equity securities:

Common stock	$439	Market comparable	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple	6.50x–14.00x	9.93x

		Equity method	Company Financials	1.0x	1.0x

		Market comparable	Revenue Multiple	8.4x	8.4x

Preferred stock	$48	Market comparable	EBITDA multiple	13.5x	13.5x

		Market comparable	Price-to-book multiple	2.5x	2.5x

		Market comparable	Market Yield	12.6%	12.6%

Separate account assets:

Real estate properties and real estate joint ventures	$20,760

Office properties		Income approach—discounted cash flow	Discount rate	6.8%–11.0%	8.5%

			Terminal capitalization rate	5.5%–10.3%	6.9%

		Income approach—direct capitalization	Overall capitalization rate	5.0%–12.5%	6.9%

Industrial properties		Income approach—discounted cash flow	Discount rate	6.5%–8.1%	7.2%

			Terminal capitalization rate	5.2%–6.8%	5.6%

		Income approach—direct capitalization	Overall capitalization rate	3.8%–6.3%	5.2%

Residential properties		Income approach—discounted cash flow	Discount rate	6.5%–9.3%	7.0%

			Terminal capitalization rate	5.0%–7.8%	5.5%

		Income approach—direct capitalization	Overall capitalization rate	4.8%–7.0%	5.0%

Retail properties		Income approach—discounted cash flow	Discount rate	6.5%–12.0%	7.4%

			Terminal capitalization rate	5.5%–9.5%	6.3%

		Income approach—direct capitalization	Overall capitalization rate	5.0%–9.0%	6.0%

Hotel properties		Income approach—discounted cash flow	Discount rate	10.0%	10.0%

			Terminal capitalization rate	8.0%	8.0%

		Income approach—direct capitalization	Overall capitalization rate	7.8%	7.8%

Land		Sales Comparison Approach	Price per projected unit	$55–$140	$101

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-33

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Separate account real estate assets include the values of the related mortgage loans payable in the table below at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(830)

Office properties		Discounted cash flow	Loan-to-value ratio	42.4%–80%	71.4%

			Equivalency rate	5.8%–6.7%	6.5%

			Loan-to-value ratio	42.4%–80%	71.4%

		Net present value	Weighted average cost of capital risk premium multiple	1.1x–1.9x	1.7x

Industrial properties		Discounted cash flow	Loan-to-value ratio	30.3%–40.6%	35.1%

			Equivalency rate	5.4%–5.9%	5.6%

			Loan-to-value ratio	30.3%–40.6%	35.1%

		Net present value	Weighted average cost of capital risk premium multiple	1.1x–1.1x	1.1x

Residential properties		Discounted cash flow	Loan-to-value ratio	44.8%–72.8%	56.3%

			Equivalency rate	4.7%–6%	5.2%

			Loan-to-value ratio	44.8%–72.8%	56.3%

		Net present value	Weighted average cost of capital risk premium multiple	1.2x–1.5x	1.3x

Retail properties		Discounted cash flow	Loan-to-value ratio	48.7%–75.4%	53.9%

			Equivalency rate	5.5%–7.3%	6.3%

			Loan-to-value ratio	48.7%–75.4%	53.9%

		Net present value	Weighted average cost of capital risk premium multiple	1.2x–1.6x	1.3x

Separate account real estate assets include the values of the related loan receivable in the table below at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,067

Office properties		Discounted cash flow	Loan-to-value ratio	55.0%–73.3%	63.6%

			Equivalency rate	6.2%–9.3%	6.7%

Industrial properties		Discounted cash flow	Loan-to-value ratio	51.6%–68.8%	55.9%

			Equivalency rate	5.3%–8.3%	6.0%

Residential properties		Discounted cash flow	Loan-to-value ratio	58.3%–61.7%	60.6%

			Equivalency rate	7.0%–8.3%	7.4%

Separate account real estate assets include the values of the real estate operating business in the table below at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$1,073

		Discounted cash flow	Discount rate	13.0%	13.0%

			Terminal growth rate	11.4%	11.4%

		Market approach	EBITDA multiple	30.3x	30.3x

			Terminal EBITDA Multiple	20.0x	20.0x

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The valuation teams are responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

The valuation teams (1) compare price changes between periods to current market conditions, (2) compare trade prices of securities to fair value estimates, (3) compare prices from multiple pricing sources, and (4) perform ongoing vendor due diligence

B-34	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. The valuation teams determine if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in the TIAA Real Estate Account (“REA”), each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the REA’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the REA.

Mortgage loans payable are valued internally by the valuation teams, and reviewed by the REA’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the valuation teams, and reviewed by the REA’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-35

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2025
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,474	$—	$4	$—	$2,478	$1,375	$1,103	$—	$2,478	0.64%	0.65%

Subject to reverse repurchase agreements	23	—	265	—	288	—	288	—	288	0.07%	0.08%

FHLB capital stock	375	—	—	—	375	373	2	—	375	0.10%	0.10%

On deposit with states	19	—	—	—	19	19	—	—	19	—%	—%

Pledged as collateral to FHLB (including assets backing funding agreements)	8,804	—	—	—	8,804	9,108	(304)	—	8,804	2.28%	2.31%

Pledged as collateral not captured in other categories	2,061	—	—	—	2,061	1,186	875	—	2,061	0.53%	0.54%

Other restricted assets	—	—	26	—	26	48	(22)	—	26	0.01%	0.01%

Collateral assets received and on balance sheet	612	—	—	—	612	1,570	(958)	—	612	0.16%	0.16%

Assets held under modco reinsurance agreements	251	—	155	—	406	379	27	—	406	0.11%	0.11%

Total restricted assets	$14,619	$—	$450	$—	$15,069	$14,058	$1,011	$—	$15,069	3.91%	3.96%

	2024
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$1,373	$—	$2	$—	$1,375	$652	$723	$—	$1,375	0.37%	0.37%

FHLB capital stock	373	—	—	—	373	367	6	—	373	0.10%	0.10%

On deposit with states	19	—	—	—	19	19	—	—	19	0.01%	—%

Pledged as collateral to

FHLB (Including assets backing funding agreements)	9,108	—	—	—	9,108	8,729	379	—	9,108	2.44%	2.48%

Pledged as collateral not captured in other categories	1,186	—	—	—	1,186	231	955	—	1,186	0.32%	0.32%

Other restricted assets	—	—	48	—	48	37	11	—	48	0.01%	0.01%

Collateral assets received and on balance sheet	1,570	—	—	—	1,570	1,039	531	—	1,570	0.42%	0.43%

Assets held under modco reinsurance agreements	246	—	133	—	379	357	22	—	379	0.10%	0.10%

Total restricted assets	$13,875	$—	$183	$—	$14,058	$11,431	$2,627	$—	$14,058	3.77%	3.81%

As of December 31, 2025, there were no reconciling differences between the Restricted Assets footnote and the General Interrogatories. For the prior year ended December 31, 2024, the General Interrogatories category ‘Pledged as collateral not captured in other categories’ included $1,570 million of cash collateral that counterparties pledged to the Company. This amount is separately disclosed in collateral assets received and on balance sheet within the table above.

The pledged as collateral not captured in other categories primarily represents derivative collateral the Company has pledged.

The other restricted assets represents real estate deposits held within separate accounts.

B-36	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The following tables provide the collateral received and assets held under Modco reinsurance agreements reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2025
Assets	Book/ Adjusted Carrying Value(“BACV”) Collateral	BACV Modco	Fair Value Collateral	Fair Value Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets

General Account:

Cash, Cash Equivalents and Short-Term

Investments	$612	$—	$612	$—	0.187%	0.190%

ICO	—	245	—	212	0.075%	0.076%

ABS		4	—	4	0.001%	0.001%

Preferred stocks		2	—	1	0.001%	0.001%

Securities lending collateral assets	2,474	—	2,474	—	0.755%	0.768%

Total Assets	$3,086	$251	$3,086	$217	1.019%	1.036%

Separate Account:

Common stocks	$—	$155	$—	$155	0.267%	0.267%

Securities lending collateral assets	4	—	4	—	0.007%	0.007%

Total Assets	$4	$155	$4	$155	0.274%	0.274%

	2025
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$3,086	1.10%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

Recognized Obligation for Modco assets (General Account)	$251	0.09%

Recognized Obligation for Modco assets (Separate Account)	$155	0.27%

			2024
Assets	BACV	BACV Modco	Fair Value Collateral	Fair Value Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets

General Account:

Cash, Cash Equivalents and Short-Term

Investments	$1,570	$10	$1,570	$10	0.51%	0.52%

ICO	—	230	—	188	—%	—%

ABS		4	—	4	—%	—%

Preferred Stocks		2	—	1	—%	—%

Securities lending collateral assets	1,373	—	1,373	—	0.45%	0.46%

Total Assets	$2,943	$246	$2,943	$203	0.96%	0.98%

Separate Account:

Common stocks	$—	$133	$—	$133	0.25%	0.25%

Securities lending collateral assets	2	—	2	—	—%	—%

Total Assets	$2	$133	$2	$133	0.25%	0.25%

	2024
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$2,943	1.13%

Recognized Obligation to Return Collateral Asset (Separate Account)	$2	—%

Recognized Obligation for Modco assets (General Account)	$246	0.09%

Recognized Obligation for Modco assets (Separate Account)	$133	0.26%

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-37

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

For the years ended December 31, 2025 and 2024, no investments held under Modco reinsurance agreements were related to or affiliated with the reinsurer.

None of the assets held as collateral or under Modco reinsurance agreements were pledged for another purpose.

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. Due to the level of material swap exposure, the Company also entered Uncleared Margin Rules (“UMR”) agreements with certain non-clearinghouse counterparties to adhere to Initial Margin (“IM”) obligations for uncleared swap transactions. As of December 31, 2025 and 2024, counterparties pledged the following cash and initial margins to the Company (in millions):

	December 31,
	2025	2024

Cash collateral and margin	$612	$1,570

Securities collateral and margin	$548	$398

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2025 and 2024, the Company pledged the following collateral and initial margins to its counterparties (in millions):

	December 31,
	2025	2024

Cash collateral and margin	$5	$5

Securities collateral and margin	$1,990	$1,113

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2025 and 2024, were $1,605 million and $2,066 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2025 and 2024 were $1,125 million and $235 million, respectively, for which the Company posted collateral of $1,235 million and $244 million, respectively, through the normal course of business.

B-38	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds and other commitments. The Company also uses interest rate swap contracts in certain replication synthetic asset transactions. (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts and forward foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as RSAT. The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swap Contracts: The Company enters into asset swap contracts to hedge against inflation risk associated with its TIPS. The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swap Contracts: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Bond Forward Contracts: The Company enters into forward bond contracts to purchase an identified bond at a specified price on a future date to economically hedge against the effect of interest rate fluctuations. The Company applies hedge accounting for these derivative instruments. The Company also uses bond forward contracts as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Swaption Contracts: The Company enters into swaption contracts as part of its RSAT strategy. The purchased swaption provides the Company with the option, but not the obligation, to enter into the interest rate swap agreement at predetermined terms. The written swaption grants the counterparty the right, but not the obligation, to enter into the interest rate swap at the predetermined terms. The swaption contracts help manage duration risk and provide flexibility in the Company’s asset-liability management program. The Company does not apply hedge accounting for these derivative instruments.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-39

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2025		December 31, 2024		December 31, 2023
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap	$(519)	$23	$246	$2	$(101)	$(3)

Total qualifying hedge relationships	$(519)	$23	$246	$2	$(101)	$(3)

Non-qualifying hedge relationships

Foreign currency swaps	$(495)	$10	$195	$(7)	$(417)	$85

Foreign currency forwards	(459)	(136)	444	2	(147)	28

Interest rate swaps	3	—	(1)	—	86	(172)

Total non-qualifying hedge relationships	$(951)	$(126)	$638	$(5)	$(478)	$(59)

Derivatives used for other than hedging purposes	$—	$(49)	$—	$(105)	$—	$19

Total derivatives	$(1,470)	$(152)	$884	$(108)	$(579)	$(43)

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (“DJ.NA.IG”). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (“DJ.NA.HY”). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series, whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Mezzanine” and “Super Senior” tranches of the Dow Jones North American High Yield Index Series, whereby the Company is obligated to perform should the default rates of each index fall between 25%-35% and 35%-100%, respectively. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

B-40	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2025			December 31, 2024
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—
	Credit default swaps on indices	12,799	1,055	4	12,327	948	4
	Subtotal	12,799	1,055	4	12,327	948	4

2 High quality	Single name credit default swaps	—	—	—	—	—	—
	Credit default swaps on indices	100	2	3	150	3	4
	Subtotal	100	2	3	150	3	4

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$12,899	$1,057	4	$12,477	$951	4

The table on the following page illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

	Summary of Derivative Positions
	(in millions)
	December 31, 2025			December 31, 2024
Qualifying hedge relationships	Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps

Assets	$1,210	$—	$(267)	$1,210	$—	$(258)

Liabilities	—	—	—	—	—	—

Effective foreign currency swaps

Assets	1,763	178	262	4,634	432	428

Liabilities	4,793	(287)	(176)	556	(22)	(9)

Bond Forwards

Assets	5,000	—	(251)	—	—	—

Liabilities	—	—	—	—	—	—

Total qualifying hedge relationships	$12,766	$(109)	$(432)	$6,400	$410	$161

Non-qualifying hedge relationships

Interest rate swaps

Assets	$—	$—	$—	$—	$—	$—

Liabilities	61	(3)	(3)	116	(5)	(5)

Foreign currency swaps

Assets	2,462	224	224	5,569	488	488

Liabilities	4,131	(259)	(259)	1,140	(33)	(33)

Foreign currency forwards

Assets	254	9	9	6,381	291	291

Liabilities	6,276	(178)	(178)	10	(1)	(1)

Purchased credit default swaps

Assets	—	—	—	—	—	—

Liabilities	10	—	—	—	—	—

Total non-qualifying hedge relationships	$13,194	$(207)	$(207)	$13,216	$740	$740

Teachers Insurance And Annuity Association Of America ∎ Statement of Additional Information	B-41

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	Summary of Derivative Positions
	(in millions)
	December 31, 2025			December 31, 2024
Derivatives used for other than hedging purposes	Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Written credit default swaps

Assets	$11,284	$940	$1,026	$8,912	$718	$876

Liabilities	1,615	(7)	31	3,565	(37)	75

Asset swaps and total return swaps

Assets	684	—	(8)	835	—	(7)

Liabilities	—	—	—	—	—	—

Bond Forwards

Assets	14,200	—	(857)	9,175	—	(879)

Liabilities	—	—	—	—	—	—

Interest Rate Swaps

Assets	4,650	—	(123)	50	—	(9)

Liabilities	—	—	—	—	—	—

Swaptions

Assets	$3,000	$97	$64	—	—	—

Liabilities	$3,000	$(97)	$(118)	—	—	—

Total derivatives used for other than hedging purposes	$38,433	$933	$15	$22,537	$681	$56

Total derivatives	$64,393	$617	$(624)	$42,153	$1,831	$957

For the year ended December 31, 2025 and 2024, the average fair value of derivatives used for other than hedging purposes, was $119 million and $452 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity. During 2025, REA’s liquid assets have comprised less than 10% of its net assets, primarily due to continued elevated owner withdrawals driven by unfavorable market trends in the U.S. commercial real estate market, with elevated interest rates negatively impacting property values.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

TIAA Separate Account VA-5, formerly known as TIAA-CREF Life Separate Account VA-1, was established on July 27, 1998 under New York Law to fund individual non-qualified variable annuities. VA-5 is registered with the Commission as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at market value.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

B-42	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

TIAA Separate Account VLI-1, formerly known as TIAA-CREF Life Separate Account VLI-1, is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the SEC. The assets of this account are carried at market value.

TIAA Separate Account VLI-2, formerly known as TIAA-CREF Life Separate Account VLI-2, is a unit investment trust and was organized on February 15, 2012, and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the SEC. The assets of this account are carried at market value.

TIAA Separate Account MVA-1, formerly known as TIAA-CREF Life Separate Account MVA-1, was established on July 23, 2008 under New York Law as a non-unitized Separate Account that will support flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at market value. The contract supported by this separate account, TIAA Investment Horizon Annuity, is registered with the SEC.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account VA-2	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-5	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

TIAA Separate Account VLI-1	Variable Life	Section 4240 of the New York Insurance Law

TIAA Separate Account VLI-2	Variable Life	Section 4240 of the New York Insurance Law

TIAA Separate Account MVA-1	Fixed Annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

The Company’s separate account statement includes legally and not legally insulated assets as of December 31 attributed to the following products (in millions):

	2025		2024
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Real Estate Account VA-2	$24,762	$—	$23,656	$—

TIAA Separate Account VA-3	23,266	—	20,447	—

TIAA Separate Account VA-1	1,376	—	1,316	—

TIAA Stable Value	3,405	—	3,086	—

TIAA Separate Account VLI-1	629	—	546	—

TIAA Separate Account VLI-2	366	—	315	—

TIAA Separate Account VA-5	4,301	—	3,900	—

TIAA Separate Account MVA-1	—	28	—	28

Total	$58,105	$28	$53,266	$28

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The General Account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the General Account will fund the requests by purchasing accumulation units (also referred to as “liquidity units”) in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order. See Note 20 – Contingencies and Guarantees for additional disclosures on purchases of accumulation units in the REA.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2025
	Non-indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$798	$—	$4,938	$5,736

Reserves

For accounts with assets at:

Fair value	$9	$6	$51,815	$51,830

Amortized cost	3,159	—	—	3,159

Total reserves	$3,168	$6	$51,815	$54,989

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$8	$6	$—	$14

At book value without market value adjustment and with current surrender charge of 5% or less*	3,159	—	—	3,159

At fair value	—	—	51,815	51,815

Not subject to discretionary withdrawal	1	—	—	1

Total reserves	$3,168	$6	$51,815	$54,989

*	Withdrawable at book value without adjustment or charge.

	2024
	Non-indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$662	$—	$5,222	$5,884

Reserves

For accounts with assets at:

Fair value	$8	$5	$48,159	$48,172

Amortized cost	2,895	—	—	2,895

Total reserves	$2,903	$5	$48,159	$51,067

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$8	$5	$—	$13

At book value without market value adjustment and with current surrender charge of 5% or less*	2,895	—	—	2,895

At fair value	—	—	48,159	48,159

Not subject to discretionary withdrawal	—	—	—	—

Total reserves	$2,903	$5	$48,159	$51,067

*	Withdrawable at book value without adjustment or charge.

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$548	$—	$3,871	$4,419

Reserves

For accounts with assets at:

Fair value	$13	$3	$46,830	$46,846

Amortized cost	2,822	—	—	2,822

Total reserves	$2,835	$3	$46,830	$49,668

B-44	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$12	$3	$—	$15

At book value without market value adjustment and with current surrender charge of 5% or less*	2,822	—	—	2,822

At fair value	—		. 46,830	46,830

Not subject to discretionary withdrawal	1	—	—	1

Total reserves	$2,835	$3	$46,830	$49,668

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2025	2024	2023

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$6,073	$6,247	$4,713

Transfers from separate accounts	(7,367)	(7,153)	(7,795)

Reconciling adjustments:

Fund transfer exchange gain (loss)	—	—	—

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(1,294)	$(906)	$(3,082)

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by NYDFS and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, New York State Regulation 213, and VM-21 and VM-22 as applicable.

Reserves for all life insurance policies are calculated in accordance with New York State Regulation 147.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2025	December 31, 2024

Deferred and payout annuity contracts issued after 2000	$4,469	$4,309

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2025 and 2024.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$14	$—	$14	—%

At fair value	—	—	27,271	27,271	14.3%

Total with market value adjustment or at fair value	—	14	27,271	27,285	14.3%

At book value without adjustment (minimal or no charge or adjustment)	30,329	—	—	30,329	15.9%

Not subject to discretionary withdrawal	133,228	—	—	133,228	69.8%

Total (direct + assumed)	$163,557	$14	$27,271	$190,842	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,557	$14	$27,271	$190,842

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$14	$—	$14	—%

At fair value	—	—	25,795	25,795	13.6%

Total with market value adjustment or at fair value	—	14	25,795	25,809	13.6%

At book value without adjustment (minimal or no charge or adjustment)	30,125	—	—	30,125	15.9%

Not subject to discretionary withdrawal	133,856	—	—	133,856	70.5%

Total (direct + assumed)	$163,981	$14	$25,795	$189,790	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,981	$14	$25,795	$189,790

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

GROUP ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	23,462	23,462	22.8%

Total with market value adjustment or at fair value	—	—	23,462	23,462	22.8%

At book value without adjustment (minimal or no charge or adjustment)	45,067	3,151	—	48,218	46.9%

Not subject to discretionary withdrawal	31,178	—	—	31,178	30.3%

Total (direct + assumed)	$76,245	$3,151	$23,462	$102,858	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$76,245	$3,151	$23,462	$102,858

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

GROUP ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	21,425	21,425	22.6%

Total with market value adjustment or at fair value	—	—	21,425	21,425	22.6%

B-46	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

At book value without adjustment (minimal or no charge or adjustment)	41,356	2,888	—	44,244	46.6%

Not subject to discretionary withdrawal	29,255	—	—	29,255	30.8%

Total (direct + assumed)	$70,611	$2,888	$21,425	$94,924	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$70,611	$2,888	$21,425	$94,924

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS: (no life contingencies)

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	88	88	0.5%

Total with market value adjustment or at fair value	—	—	88	88	0.5%

At book value without adjustment (minimal or no charge or adjustment)	11,337	7	—	11,344	59.3%

Not subject to discretionary withdrawal	7,687	—	—	7,687	40.2%

Total (direct + assumed)	$19,024	$7	$88	$19,119	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$19,024	$7	$88	$19,119

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS: (no life contingencies)

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	79	79	0.4%

Total with market value adjustment or at fair value	—	—	79	79	0.4%

At book value without adjustment (minimal or no charge or adjustment)	10,682	7	—	10,689	58.2%

Not subject to discretionary withdrawal	7,605	—	—	7,605	41.4%

Total (direct + assumed)	$18,287	$7	$79	$18,373	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$18,287	$7	$79	$18,373

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in millions):

		2025
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,025	$2,025	$2,065

Other Permanent Cash Value Life Insurance	315	315	367

Variable Universal Life	363	363	375

Not subject to discretionary withdrawal or no cash values:

Term Policies with Cash Value	—	—	583

Disability—Active Lives	—	—	13

Disability—Disabled Lives	—	—	70

Miscellaneous Reserves	—	—	35

Total (direct + assumed)	$2,703	$2,703	$3,508

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

		2024
	General Account
	Account Value	Cash Value	Reserve

Reinsurance Ceded	—	—	406

Total (net)	$2,703	$2,703	$3,102

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,008	$2,008	$2,043

Other Permanent Cash Value Life Insurance	315	315	370

Variable Universal Life	364	363	375

Not subject to discretionary withdrawal or no cash values:

Term Policies with Cash Value	—	—	604

Disability–Active Lives	—	—	14

Disability–Disabled Lives	—	—	73

Miscellaneous Reserves	—	—	38

Total (direct + assumed)	$2,687	$2,686	$3,517

Reinsurance Ceded	—	—	418

Total (net)	$2,687	$2,686	$3,099

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under a management agreement, the Company provides administrative services to VA-1. The Company provided administrative services to TIAA, FSB (“the Bank”), a subsidiary of FSB, through July 30, 2023. Additionally, under a General Service and Facilities Agreement with Nuveen, LLC, the Company provides and receives general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,765 million, $2,693 million and $2,522 million to its various subsidiaries and affiliates for the years ended December 31, 2025, 2024 and 2023, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $488 million, $578 million, and $577 million for the years ended December 31, 2025, 2024 and 2023, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuity contracts issued by the Company. Such activities performed by TC Services are reimbursed at cost. The Company paid $14 million, $13 million, and $10 million for the years ended December 31, 2025, 2024, and 2023, respectively for these services. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non-proprietary mutual funds, whereby the Company does not provide cost reimbursements to TC Services.

The Company had a General Service Agreement through July 30, 2023, whereby the Company provided general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $44 million for the year ended December 31, 2023.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, distributes registered securities for certain proprietary funds and non-proprietary mutual funds.

B-48	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The Company has Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly owned subsidiaries of Nuveen, LLC, and Churchill Asset Management, a majority owned subsidiary of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. As of June 30, 2023, a portion of the Investment Management Agreement between the Company and Nuveen Alternative Advisors, LLC was permanently assigned to Churchill Asset Management. The Company paid $151 million, $153 million, and $155 million to Advisors, and $277 million, $289 million, and $316 million to Nuveen Alternatives Advisors, LLC, for the years ended December 31, 2025, 2024, and 2023, respectively. The Company paid $115 million, $126 million and $46 million to Churchill Asset Management for the years ended December 31, 2025, 2024 and 2023 respectively.

The Company has an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for the years ended December 31, 2025, 2024 and 2023 respectively.

The Company has a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $12 million, $14 million and $15 million to Nuveen Services, LLC for the years ended December 31, 2025, 2024, and 2023, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $135 million, $161 million, and $170 million for the periods ended December 31, 2025, 2024 and 2023, respectively.

The Company provides certain separate account guarantees, including a liquidity guarantee to REA, and is compensated for these guarantees. See Note 20 Contingencies and Guarantees for additional information on separate account guarantees.

The Company had a Service Agreement with the Bank through July 30, 2023, whereby the Bank provided general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $1 million to the Bank for the year ended December 31, 2023.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $138 million, $101 million, and $105 million to Nuveen Investments for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Kaspick, LLC (“Kaspick”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $39 million, $42 million, and $40 million to Kaspick for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $108 million, $100 million, and $87 million to TFI for the years ended December 31, 2025, 2024, and 2023, respectively.

Services for certain funding agreements for qualified state tuition programs for which TFI is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. The Company paid $29 million, $27 million, and $33 million for the years ended December 31, 2025, 2024, and 2023, respectively for these services.

The Company has a Service Agreement with TIAA Global Business Services (India) Private Limited (“TIAA India”), an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $150 million, $170 million, and $143 million to TIAA India for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly-owned subsidiary of the Company, whereby MyVest provides certain wealth management software and services solutions to the Company. The

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Company paid $31 million and $37 million to MyVest for the years ended December 31, 2024 and 2023, respectively. The Company agrees to provide MyVest administrative services for use in its day to day operations. The Company allocated administrative service expenses of $7 million, $2 million, and $3 million for each of the years ended December 31, 2025, 2024, and 2023, respectively. Effective April 30, 2025, MyVest entered into a Transition Services Agreement assigning all MyVest contracts, including the Technology Support and Services Agreement, to a third party. In pursuant to the agreement, the third party is entitled to all wealth management platform services revenue, excluding platform development, for the year ended December 31, 2025. For the period from January 1, 2025, through April 30, 2025, the Company paid MyVest $10 million which was subsequently paid to the third party. For the period from May 1, 2025 through December 31, 2025, the Company made payments directly to the third party. For the year ended December 31, 2025, the Company paid $5 million to MyVest related to platform development.

The Bank provided custody and trustee services to the Company through July 30, 2023. The Company paid $4 million to the Bank for the year ended December 31, 2023, for these services. As of July 31, 2023, these services are provided by the Trust pursuant to a general services agreement. The Company paid $7 million, $7 million and $2 million to the Trust during the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS serves as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company pays TSS compensation it receives (and TSS reimburses the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company also reimburses TSS at cost for administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company also provides to TSS any services necessary to conduct its operations, and TSS reimburses the Company at cost for these services. TSS reimbursed the Company $707 million, $666 million, and $612 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2025 or December 31, 2024.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2025			12/31/2024			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$5,798	$3,421	$9,219	$5,572	$2,995	$8,567	$226	$426	$652

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	5,798	3,421	9,219	5,572	2,995	8,567	226	426	652

d) Deferred Tax Assets Non-admitted	1,053	2,240	3,293	1,196	2,054	3,250	(143)	186	43

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	4,745	1,181	5,926	4,376	941	5,317	369	240	609

f) Deferred Tax Liabilities	3,062	1,081	4,143	2,621	897	3,518	441	184	625

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$1,683	$100	$1,783	$1,755	$44	$1,799	$(72)	$56	$(16)

B-50	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	12/31/2025			12/31/2024			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101

a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation.(The Lesser of (b)1 and (b)2 Below)	1,683	100	1,783	1,755	44	1,799	(72)	56	(16)

1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,683	100	1,783	1,755	44	1,799	(72)	56	(16)

2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	5,979	XXX	XXX	6,006	XXX	XXX	(27)

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	3,062	1,081	4,143	2,621	897	3,518	441	184	625

d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$4,745	$1,181	$5,926	$4,376	$941	$5,317	$369	$240	$609

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	964%	935%

Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$39,861	$40,043

	12/31/2025		12/31/2024		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted Gross DTAs Amount From Above	$5,798	$3,421	$5,572	$2,995	$226	$426

Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

Net Admitted Adjusted Gross DTAs Amount From Above	$4,745	$1,181	$4,376	$941	$369	$240

Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	7.73%	—%	12.48%	—%	(4.75)%	—%

The Company supports the admittance of $367 million of DTA with $1,594 million of tax planning strategies. The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components as of December 31, (in millions):

	2025	2024	2023

Current Income Tax:

Federal income tax expense (benefit)	$(304)	$(535)	$(569)

Foreign taxes	—	1	—

Subtotal	$(304)	$(534)	$(569)

Federal income taxes expense on net capital gains	176	135	(56)

Generation/(utilization) of loss carry-forwards	128	413	630

Intercompany tax sharing expense/(benefit)	3	(126)	(6)

Other	—	—	—

Federal and foreign income tax expense / (benefit)	$3	$(112)	$(1)

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	2025	2024	2023

	12/31/2025	12/31/2024	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$23	$23	$—

Investments	417	387	30

Policyholder dividends accrual	486	485	1

Fixed assets	258	248	10

Compensation and benefits accrual	514	482	32

Net operating loss carry-forward	1,443	1,264	179

Other (including items < 5% of total ordinary tax assets)	855	733	122

Intangible assets – business in force and software	1,802	1,950	(148)

Subtotal	$5,798	$5,572	$226

Statutory valuation allowance adjustment	$ —	$—	$—

Non-admitted	1,053	1,196	(143)

Admitted ordinary deferred tax assets	$4,745	$4,376	$369

Capital:

Investments	$3,412	$2,971	$441

Real estate	9	24	(15)

Subtotal	$3,421	$2,995	$426

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,240	2,054	186

Admitted capital deferred tax assets	1,181	941	240

Admitted deferred tax assets	$5,926	$5,317	$609

	12/31/2025	12/31/2024	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$3,055	$2,563	$492

Reserves transition adjustment	1	53	(52)

Other (including items < 5% of total ordinary tax liabilities)	6	5	1

Subtotal	$3,062	$2,621	$441

Capital:

Investments	$1,081	$897	$184

Subtotal	$1,081	$897	$184

Deferred tax liabilities	$4,143	$3,518	$625

Net Deferred Tax:

Assets/Liabilities	$1,783	$1,799	$(16)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2025 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(74)	21.00%

Dividends received deduction	(115)	32.49

Transfer pricing adjustment	22	(6.30)

Amortization of interest maintenance reserve	(32)	9.01

Statutory impairment of affiliated common stock	22	(6.19)

Other permanent differences	2	(0.51)

Prior year true-ups (TIAA & Subs)	(80)	22.60

Prior year true-ups (TIAA & Subs)—tax credits	(1)	0.32

Current year tax credit activity	47	(13.21)

B-52	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Description	Tax Effect	Effective Tax Rate

Current year non-admitted assets	(20)	5.61

Other	(5)	1.38

Total statutory income taxes	$(234)	66.20%

Federal and foreign income tax expense (benefit)—Ordinary	3	(0.86)

Federal and foreign income tax expense (benefit)—Capital	—	—

Change in net deferred income tax charge (benefit)	(237)	67.06

Total statutory income taxes	$(234)	66.20%

As of December 31, 2025, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2017	$150	2032

2022	1,736	Indefinite

2023	2,569	Indefinite

2024	1,849	Indefinite

2025	568	Indefinite

Total	$6,872

As of December 31, 2025, the Company had the following foreign tax credit carry forwards (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration

2018	$3	2028

2019	3	2029

2020	1	2030

2021	2	2031

2022	42	2032

2023	37	2033

Total	$88

As of December 31, 2025, the Company has no taxes available for recoupment in the event of future losses.

At December 31, 2025, the Company had no net capital loss carry forwards.

At December 31, 2025, the Company has general business credits of $132 million generated during the years 2006 to 2024 and expiring between 2026 to 2044.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) Brooklyn Artificial Intelligence, Inc

3) MyVest Corporation

4) NIS/R&T, Inc.*

5) Nuveen Holdings, Inc.*

6) Nuveen Holdings 1, Inc.*

7) Nuveen Investments, Inc.*

8) Nuveen Investments Holdings, Inc.*

9) Nuveen Securities, LLC*

10) T-C SP, Inc.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

11) TIAA Board of Governors

12) TIAA-CREF Tuition Financing, Inc.

13) TIAA Trust, N.A.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable (payable) from the Company’s subsidiaries for federal income taxes are $4 million and $2 million at December 31, 2025 and 2024, respectively.

The Company’s tax years 2018 through 2020 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2021 through 2024 are open to examination.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022 for applicable corporations.

Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT for the years ended December 31, 2025, 2024, and 2023.

The One Big Beautiful Bill Act (the “Act”) was signed into law by the President on July 4, 2025. The Act changes existing United States tax law and includes numerous provisions that will affect a wide range of businesses and industries. The Act also includes reform of the existing US international tax system. Management has evaluated the impact of the Act and has concluded to have no material impact to the financial statements.

Note 17—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained as necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2025 and 2024, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2025 and 2024 that resulted in default.

As of December 31, 2025 and 2024, the Company had no outstanding repurchase agreements.

Reverse Repurchase Program

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities. If at anytime the fair value of the collateral is less than 100% of the purchase price paid by the Company, the counterparty shall be obligated to deliver additional collateral, the fair value of which, together with fair value of all collateral then held in connection with the transaction, at least equals 102% of the purchase price of the transferred securities. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its right with respect to the collateral, including a sale of the collateral.

B-54	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The Company records the amount paid for these securities purchased under agreements to resell in short-term investments. At December 31st, 2025, the Company held $23 million in short-term investments for reverse repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2025, the estimated fair value of the Company’s securities on loan under the program was $2,422 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2025, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $2,474 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2025.

Of the cash collateral received from the program, $2,474 million is held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2025. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2025 (in millions):

	Amortized Cost	Fair Value

Open	$2,474	$2,474

Total collateral reinvested	$2,474	$2,474

As of December 31, 2024 the estimated fair value of the Company’s securities on loan under the program was $1,342 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2024, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $1,373 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2024.

Of the cash collateral received from the program, $1,373 million was held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2024. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2024 (in millions):

	Amortized Cost	Fair Value

Open	$1,373	$1,373

Total collateral reinvested	$1,373	$1,373

Note 18—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $19,018 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held in the General Account as of December 31, (in millions):

	2025	2024

Membership stock - class A	$—	$—

Membership stock - class B	50	50

Activity stock	325	323

Excess stock	—	—

Total	$375	$373

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

There were no FHLBNY capital stock held in separate accounts as of December 31, 2025 and 2024.

Membership stock at December 31, 2025 and 2024, is not eligible for redemption.

The Company had $7,119 million and $7,078 million in funding agreements, $7,119 million and $7,078 million in funding agreement reserves established, and $110 million and $100 million in debt outstanding at December 31, 2025 and December 31, 2024, respectively. The Company does not have any prepayment obligations for these funding agreement arrangements.

The following table shows the maximum collateral pledged to FHLBNY in the General Account during the year ending December 31, (in millions):

	2025			2024
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$8,948	$9,742	$8,009	$9,347	$10,362	$8,280

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2025 and 2024.

The following table shows the maximum borrowing from FHLBNY in the General Account during the year ending December 31, (in millions):

	2025	2024

Debt	$890	$1,785

Funding agreements	7,119	6,496

Total	$8,009	$8,281

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2025 and 2024.

The following table shows the collateral pledged to FHLB in the General Account as of December 31, 2025 and 2024 (in millions):

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$8,077	$8,804	$7,229	$8,213	$9,108	$7,178

There was no collateral pledged to FHLB in the separate account as of December 31, 2025 and 2024.

Note 19—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2025	2024	2023

Net income (loss)	$(162)	$(1,214)	$(731)

Change in net unrealized capital gains (losses), net of taxes	867	73	230

Change in asset valuation reserve	(186)	701	(226)

Change in net deferred income tax	237	385	609

Change in non-admitted assets	(152)	(622)	(468)

Surplus (contributed to) withdrawn from Separate Accounts	—	(294)	(618)

Change in surplus of separate accounts	34	260	594

Change in surplus notes	—	(349)	—

Change in post-retirement benefit liability	(9)	(6)	(4)

Change in liability for reinsurance of unauthorized companies	(6)	—	1

B-56	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

As of December 31, 2025 and 2024, the portion of contingency reserves represented by cumulative net unrealized gains was $4,566 million and $3,586 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Governors, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2025 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$1,151	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	889	—	09/15/2044

05/08/2017	4.270%	2,000	1,995	1,995	85	727	—	05/15/2047

05/07/2020	3.300%	1,250	1,249	1,249	41	228	—	05/15/2050

Total		$6,900	$5,942	$5,942	$279	$2,995	$950

In 2024, the Company called a $350 million fixed to floating surplus note that was issued on September 18, 2014. It bore interest at a fixed annual rate of 4.375% until September 15, 2024, at which time it converted to a floating rate and became callable. The interest expense in 2024 associated with this surplus note was $16 million.

For the years ended December 31, 2025 and 2024, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: The Company is subject to stockholder dividend restrictions under the New York Insurance Law. However, all of the outstanding common stock of the Company is collectively held by TIAA Board of Governors, a non-profit corporation created to hold the stock of the Company, and therefore the Company does not make stockholder dividend payments.

20—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2025, is $1,120 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF, a companion organization of TIAA. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF. As of December 31, 2025, there were no balances outstanding. It is the intent of the Company and CREF to use this facility as a supplemental liquidity facility, which would only be used after CREF has exhausted the availability of the current $500 million committed credit facility maintained with a group of banks.

The Company guarantees that CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with the Trust. $100 million of this facility is maintained on a committed basis with an expiration date of June 29, 2026. As of December 31, 2025, there were no balances outstanding.

The Company provides a $5 million unsecured 364-day revolving line of credit arrangement with MyVest, Inc. This line has an expiration date of December 30, 2026. As of December 31, 2025, $5 million was outstanding.

The Company provides a $250 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 17, 2026. As of December 31, 2025, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C S-T REIT LLC. This line of credit has an open ended expiration date and is effective until terminated. As of December 31, 2025, there were no balances outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense, and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA contract owners begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA contract owners will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet contract owner transfer or cash withdrawal requests. If REA cannot fund contract owner requests, TIAA’s general account will fund them by purchasing accumulation units in the REA. Under this agreement, TIAA guarantees that contract owners will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Pursuant to the liquidity guarantee obligation, the TIAA General Account has purchased 1,851 thousand liquidity units issued by the REA for a total of $911 million since the guarantee was activated in 2023 and continues to hold these liquidity units as of December 31, 2025. No liquidity units were purchased in 2025. The fair value of these liquidity units was $887 million as of December 31, 2025. liquidity units owned by TIAA are valued in the same manner as units owned by individual REA contract owners on a fair value basis and will fluctuate in value.

Because TIAA’s ability to purchase and sell liquidity units raises certain technical issues under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), TIAA applied for and received a prohibited transaction exemption from the U.S. Department of Labor in 1996 (“PTE 96-76”). In connection with the exemption, TIAA has appointed an independent fiduciary for the REA. The independent fiduciary reviews and approves the valuation of units in the REA as well as the account’s investment guidelines and monitoring whether its investments comply with those guidelines. In addition, the independent fiduciary has certain responsibilities with respect to the REA whenever TIAA is required to purchase and own liquidity units in the Account in connection with operation of the REA’s liquidity guarantee. The independent fiduciary is vested with oversight and approval over any redemption of TIAA’s liquidity units (including setting the “trigger point” or maximum amount of liquidity units that can be acquired by TIAA), acting in the best interests of REA contract owners. To the extent liquidity units are held by the TIAA General Account, the independent fiduciary reserves the right to authorize or direct the redemption of all or a portion of liquidity units at any time, including when the trigger point is reached. Upon termination and liquidation of the REA (wind-up), any liquidity units held by TIAA will be the last units redeemed, unless the independent fiduciary directs otherwise.

B-58	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other Contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 21—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2026, the date the financial statements were available to be issued.

On February 12, 2026, Nuveen and Schroders, a leading provider of active asset management, advisory and wealth management services agreed to the terms of a board recommended cash acquisition (“the Transaction”) by Nuveen for the entire issued and to-be-issued share capital of Schroders. The Transaction is currently expected to become effective and close during Q4 2026, subject to the satisfaction or waiver of certain conditions, including the approval by Schroders shareholders and relevant antitrust and regulatory authorities.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-59